UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05576

Name of Fund:	BlackRock Global Allocation Fund, Inc.

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Global Allocation Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2021

Date of reporting period: 04/30/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

APRIL 30, 2021

2021 Annual Report

BlackRock Global Allocation Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of April 30, 2021 reflected a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. As the period began, the response to the virus’s spread was well underway, and countries around the world felt the effect of economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses were imposed in many parts of the world, workers were laid off, and unemployment claims spiked, causing a global recession.

As May 2020 began, stocks had just begun to recover from the lowest point following the onset of the pandemic. This recovery continued throughout the reporting period, as businesses continued re-opening and governments learned to adapt to life with the virus. Equity prices rose through the summer, fed by strong fiscal and monetary support and improving economic indicators. The implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns late in the reporting period, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to substantial returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. While we expect inflation to increase somewhat as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion. While we are underweight overall on credit, global high-yield and Asian bonds present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2021

	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	28.85%	45.98%
U.S. small cap equities (Russell 2000® Index)	48.06	74.91
International equities (MSCI Europe, Australasia, Far East Index)	28.84	39.88
Emerging market equities (MSCI Emerging Markets Index)	22.95	48.71
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.05	0.11
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.26)	(7.79)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.52)	(0.27)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.42	7.40
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.98	19.57
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of April 30, 2021	BlackRock Global Allocation Fund, Inc.

Investment Objective

BlackRock Global Allocation Fund, Inc.’s (the “Fund”) investment objective is to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total return means the combination of capital growth and investment income.

On April 7, 2021, the Board of Directors of the Fund approved a change in the fiscal year end of the Fund, effective as of April 30, 2021, from October 31 to April 30.

Portfolio Management Commentary

How did the Fund perform?

For the abbreviated annual reporting period from November 1, 2020 to April 30, 2021, the Fund outperformed its reference benchmark, which is comprised of the S&P 500® Index (36%), FTSE World (ex-U.S.) Index (24%), ICE BofA Current 5-Year U.S. Treasury Index (24%) and FTSE Non-U.S. Dollar World Government Bond Index (16%) (the “Reference Benchmark”), and underperformed the broad-based all-equity benchmark, the FTSE World Index. The Fund invests in both equities and bonds; therefore, Fund management believes that the Reference Benchmark provides a more accurate representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The following commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps, and options (except with respect to fixed income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

From an equity sector perspective, stock selection in information technology (“IT”), financials and industrials was additive to performance. Stock selection in healthcare also benefited performance although this contribution was partially offset by an overweight to the sector. Within fixed income, exposure to U.S. corporate credit, namely high yield issues, positively impacted performance.

From an equity sector perspective, stock selection within energy and materials negatively impacted returns. Within fixed income, positioning in U.S. Treasuries detracted from performance. Exposure to cash and cash equivalents and to gold-related securities negatively impacted returns. Currency management, notably an underweight to the Australian dollar, weighed on performance as well.

The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives modestly detracted from the Fund’s performance.

Describe recent portfolio activity.

During the six-month period, the Fund’s overall equity allocation increased from 64% to 67% of net assets. Within equities, the Fund increased exposure to Europe and decreased exposure to Japan. On a sector basis, the Fund increased exposure to financials, materials, industrials, energy and utilities, and reduced exposure to healthcare and consumer staples.

The Fund’s allocation to fixed income decreased from 28% to 23% of net assets. Within fixed income, the Fund increased exposure to securitized debt and bank loans, and decreased exposure to government bonds, primarily in the United States, and to corporate credit.

The Fund’s exposure to commodity-related securities decreased from 2% to 1% of net assets.

Describe portfolio positioning at period end.

Relative to its Reference Benchmark, the Fund ended the period overweight in equities and underweight in fixed income, with modest exposure to gold-related securities and a larger allocation to cash and cash equivalents. Within equities, the Fund was overweight in Europe, the United States and China, and underweight in Japan and Australia. From a sector perspective, the Fund was overweight in consumer discretionary, materials, industrials, IT, healthcare, financials and communication services, and underweight in real estate and consumer staples.

Within fixed income, the Fund was underweight in U.S. Treasuries, developed European sovereign debt and Japanese government bonds. In addition, the Fund was overweight in corporate credit and securitized debt. With respect to currency exposure, the Fund was overweight in the Chinese yuan and U.S. dollar, and was underweight in the Australian dollar.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021 (continued)	BlackRock Global Allocation Fund, Inc.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses including advisory fees. Institutional Shares do not have a sales charge.
(b)

The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing market and economic trends.

(c)	This unmanaged capitalization-weighted index is comprised of 2,620 equities from 35 countries in 4 regions, including the United States.
(d)

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex-U.S.) Index; 24% ICE BofA Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index.

Performance Summary for the Period Ended April 30, 2021

		Average Annual Total Returns(a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	20.07%	34.57%	N/A	10.27%	N/A	6.63%	N/A
Investor A	19.95	34.20	27.15%	9.97	8.79%	6.34	5.77%
Investor C	19.50	33.25	32.25	9.16	9.16	5.71	5.71
Class K	20.16	34.74	N/A	10.36	N/A	6.68	N/A
Class R	19.74	33.79	N/A	9.61	N/A	5.99	N/A
FTSE World Index	30.08	46.95	N/A	14.52	N/A	10.00	N/A
Reference Benchmark	16.67	26.42	N/A	9.70	N/A	7.33	N/A
U.S. Stocks: S&P 500® Index(b)	28.85	45.98	N/A	17.42	N/A	14.17	N/A
Non-U.S. Stocks: FTSE World (ex-U.S.) Index(c)	31.45	45.31	N/A	10.15	N/A	5.37	N/A
Non-U.S. Bonds: FTSE Non-U.S. Dollar World Government Bond Index(d)	(0.83)	5.49	N/A	1.88	N/A	0.85	N/A
U.S. Bonds: ICE BofA Current 5-Year U.S. Treasury Index(e)	(1.62)	(1.55)	N/A	2.18	N/A	2.53	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
(c)	This unmanaged capitalization-weighted index is comprised of 1,985 equities from 34 countries, excluding the United States.
(d)	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.
(e)	This unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2021 (continued)	BlackRock Global Allocation Fund, Inc.

Expense Example

	Actual				Hypothetical(a)
			Expenses Paid During the Period			Including Dividend Expense and Broker Fees and Expenses on Short Sales		Excluding Dividend Expense and Broker Fees and Expenses on Short Sales		Annualized Expense Ratio
	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Including Dividend Expense and Broker Fees and Expenses on Short Sales(b)	Excluding Dividend Expense and Broker Fees and Expenses on Short Sales(b)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period(b)	Ending Account Value (04/30/21)	Expenses Paid During the Period(b)	Including Dividend Expense and Broker Fees and Expenses on Short Sales	Excluding Dividend Expense and Broker Fees and Expenses on Short Sales
Institutional	$1,000.00	$1,200.70	$4.37	$4.37	$1,000.00	$1,020.83	$4.01	$1,020.83	$4.01	0.80%	0.80%
Investor A	1,000.00	1,199.50	5.78	5.73	1,000.00	1,019.54	5.31	1,019.59	5.26	1.06	1.05
Investor C	1,000.00	1,195.00	10.01	9.96	1,000.00	1,015.67	9.20	1,015.72	9.15	1.84	1.83
Class K	1,000.00	1,201.60	3.93	3.88	1,000.00	1,021.22	3.61	1,021.27	3.56	0.72	0.71
Class R	1,000.00	1,197.40	7.68	7.63	1,000.00	1,017.80	7.05	1,017.85	7.00	1.41	1.40

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS (EQUITY INVESTMENTS)

Security	Percent of Total Investments(a)
Microsoft Corp.	2%
Apple, Inc.	2
Alphabet, Inc.	2
Amazon.com, Inc.	1
Bank of America Corp.	1
JPMorgan Chase & Co.	1
Mastercard, Inc.	1
Johnson & Johnson	1
UnitedHealth Group, Inc.	1
Taiwan Semiconductor Manufacturing Co. Ltd.	1

GEOGRAPHIC ALLOCATION

	Percent of
	Total Investments(b)
Country/Geographic Region	Long	Short	Total
United States	61%	1%	62%
China	5	— (c)	5
Germany	4	—	4
France	4	—	4
Italy	3	—	3
United Kingdom	3	—	3
Netherlands	3	—	3
Japan	2	—	2
Australia	1	—	1
Canada	1	—	1
Taiwan	1	—	1
Sweden	1	—	1
Other#	10	—	10
	99%	1%	100%

(a)	Excludes short-term securities.
(b)	Total investments include the gross values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities.
(c)	Rounds to less than 1% of total investments.
#	Includes holdings within countries/geographic regions that are 1% or less of total investments. Please refer to the Consolidated Schedule of Investments for such countries.

6	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance	BlackRock Global Allocation Fund, Inc.

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of June 8, 2016 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested on November 1, 2020 and held through April 30, 2021) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	7

Derivative Financial Instruments	BlackRock Global Allocation Fund, Inc.

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

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Consolidated Schedule of Investments April 30, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities

Cayman Islands — 0.4%
522 Funding CLO Ltd., Series 2019-4A, Class CR, (3 mo. LIBOR US + 2.40%), 2.59%, 04/20/30(a)(b)	USD	500	$498,943
AGL Core CLO 5 Ltd.(a)(b)
Series 2020-5A, Class A2, (3 mo. LIBOR US + 2.35%), 2.54%, 07/20/30		1,500	1,503,934
Series 2020-5A, Class B, (3 mo. LIBOR US + 2.78%), 2.97%, 07/20/30		2,025	2,029,926
ALM Ltd., Series 2020-1A, Class A2, (3 mo. LIBOR US + 1.85%), 2.03%, 10/15/29(a)(b)		373	372,945
ALM VII Ltd., Series 2012 - 7A, Class A1A2, (3 mo. LIBOR US + 1.17%), 1.35%, 07/15/29(a)(b)		250	249,885
AMMC CLO 22 Ltd., Series 2018-22A, Class B, (3 mo. LIBOR US + 1.45%), 1.63%, 04/25/31(a)(b)		375	375,377
Anchorage Capital CLO 2018-10 Ltd., Series 2018-10A, Class A2, (3 mo. LIBOR US + 1.50%), 1.68%, 10/15/31(a)(b)		250	249,610
Anchorage Capital CLO 7 Ltd., (3 mo. LIBOR US + 1.09%), 1.27%, 01/28/31(a)(b)		250	250,054
Apidos CLO APID, (3 mo. LIBOR US + 1.50%), 1.69%, 04/20/31(a)(b)		500	496,490
Apidos CLO XX, Series 2015-20A, Class A2RR, (3 mo. LIBOR US + 1.55%), 1.73%, 07/16/31(a)(b)		400	398,235
Apidos CLO XXIII, Series 2015-23A, Class B1R, (3 mo. LIBOR US + 1.60%), 1.78%, 04/15/33(a)(b)		250	249,408
Apidos CLO XXXI, Series 2019-31A, Class A2, (3 mo. LIBOR US + 1.65%), 1.83%, 04/15/31(a)(b)		250	250,068
Ares XXXVII CLO Ltd., Series 2015-4A, Class A3R, (3 mo. LIBOR US + 1.50%), 1.68%, 10/15/30(a)(b)		250	249,243
ASSURANT CLO I Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 2.10%), 2.29%, 10/20/29(a)(b)		458	457,713
ASSURANT CLO Ltd., Series 2019-5A, Class A2, (3 mo. LIBOR US + 1.75%), 1.93%, 01/15/33(a)(b)		250	251,437
Atrium XII, Series 12A, Class BR, (3 mo. LIBOR US + 1.35%), 1.53%, 04/22/27(a)(b)		695	687,905
Atrium XIII, Series 13A, Class B, (3 mo. LIBOR US + 1.50%), 1.67%, 11/21/30(a)(b)		600	595,057
Bain Capital Credit CLO 2017-1 Ltd., Series 2017-1A, Class B, (3 mo. LIBOR US + 1.80%), 1.99%, 07/20/30(a)(b)		350	350,273
Bain Capital Credit CLO 2018-2, Series 2018-2A,
Class B, (3 mo. LIBOR US + 1.60%), 1.79%, 07/19/31(a)(b)		750	748,023
Bain Capital Credit CLO Ltd.(a)(b)
Series 2018-1A, Class A1, (3 mo. LIBOR US + 0.96%), 1.13%, 04/23/31.		250	248,118
Series 2020-2A, Class B1, (3 mo. LIBOR US + 2.50%), 2.69%, 07/21/31		1,575	1,577,944
Barings CLO Ltd. 2019-III, Series 2019-3A, Class A2, (3 mo. LIBOR US + 1.75%), 1.94%, 04/20/31(a)(b)		250	250,066

Security		Par (000)	Value

Cayman Islands (continued)
Battalion CLO Ltd., 1.36%, 07/15/34(c)	USD	1,848	$1,847,891
Battalion CLO VIII Ltd., Series 2015-8A, Class A1R2, (3 mo. LIBOR US + 1.07%), 1.26%, 07/18/30(a)(b)		500	498,488
Battalion CLO X Ltd.(a)(b)
Series 2016-10A, Class A1R2, (3 mo. LIBOR US + 1.17%), 1.35%, 01/25/35		2,212	2,202,310
Series 2016-10A, Class A2R2, (3 mo. LIBOR US + 1.55%), 1.73%, 01/25/35		1,465	1,453,789
Battalion CLO XI Ltd., Series 2017-11A, Class BR, (3 mo. LIBOR US + 1.72%), 1.90%, 04/24/34(a)(b)		712	710,478
Beechwood Park CLO Ltd., Series 2019-1A, Class B2A, (3 mo. LIBOR US + 1.75%), 1.94%, 01/17/33(a)(b)		500	500,360
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A2R2, (3 mo. LIBOR US + 1.45%), 1.63%, 07/15/29(a)(b)		1,845	1,842,560
Benefit Street Partners CLO III Ltd., Series 2013-IIIA, Class A2R2, (3 mo. LIBOR US + 1.65%), 1.83%, 07/20/29(a)(b)		667	667,000
Benefit Street Partners CLO VI Ltd., Series 2015-VIA, Class A1R, (3 mo. LIBOR US + 1.24%), 1.43%, 10/18/29(a)(b)		250	250,050
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (3 mo. LIBOR US + 1.10%), 1.29%, 01/20/31(a)(b)		1,000	998,012
Birch Grove CLO Ltd., Series 19X, Class A, (3 mo. LIBOR US + 1.49%), 1.67%, 06/15/31		3,342	3,342,597
BlueMountain CLO Ltd., Series 2014-2A, Class BR2, (3 mo. LIBOR US + 1.75%), 1.94%, 10/20/30(a)(b)		465	465,513
BlueMountain CLO XXII Ltd., Series 2018-22A, Class B, (3 mo. LIBOR US + 1.50%), 1.68%, 07/15/31(a)(b)		1,495	1,485,296
BlueMountain CLO XXIII Ltd., Series 2018-23A, Class A1, (3 mo. LIBOR US + 1.15%), 1.34%, 10/20/31(a)(b)		250	249,186
BlueMountain CLO XXIV Ltd., Series 2019-24A, Class C, (3 mo. LIBOR US + 2.70%), 2.89%, 04/20/31(a)(b)		1,665	1,659,733
BlueMountain CLO XXVI Ltd., Series 2019-26A, Class B, (3 mo. LIBOR US + 1.98%), 2.17%, 10/20/32(a)(b)		250	250,512
Canyon Capital CLO 2015-1 Ltd., Series 2015-1A, Class AJ, (3 mo. LIBOR US + 1.35%), 1.53%, 04/15/29(a)(b)		250	250,010
Canyon Capital CLO Ltd., Series 2016-1A, Class CR, (3 mo. LIBOR US + 1.90%), 2.08%, 07/15/31(a)(b)		250	244,694
Canyon CLO 2020-3 Ltd., Series 2020-3A, Class B, (3 mo. LIBOR US + 1.70%), 1.93%, 01/15/34(a)(b)		250	249,365
Carlyle C17 CLO Ltd., (3 mo. LIBOR US + 1.03%), 1.24%, 04/30/31(a)(b)		250	249,104
Carlyle Global Market Strategies CLO Ltd., (3 mo. LIBOR US + 0.97%), 1.16%, 04/17/31(a)(b)		748	743,462

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	9

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands (continued)
Catskill Park CLO Ltd., Series 2017-1A, Class A1B, (3 mo. LIBOR US + 1.35%), 1.54%, 04/20/29(a)(b)	USD	892	$892,198
CBAM 2019-9 Ltd., Series 2019-9A, Class B2, (3 mo. LIBOR US + 1.90%), 2.08%, 02/12/30(a)(b)		450	449,485
Cedar Funding IV CLO Ltd., Series 2014-4A, Class BR, (3 mo. LIBOR US + 1.60%), 1.77%, 07/23/30(a)(b)		250	249,999
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, (3 mo. LIBOR US + 0.98%), 1.17%, 04/20/31(a)(b)		1,050	1,045,946
Cedar Funding V CLO Ltd., Series 2016-5A, Class A1R, (3 mo. LIBOR US + 1.10%), 1.29%, 07/17/31(a)(b)		250	249,999
Cedar Funding VI CLO Ltd., Series 2016-6A, Class ARR, (3 mo. LIBOR US + 1.05%), 1.24%, 04/20/34(a)(b)(d)		1,700	1,700,000
Cedar Funding VII Clo Ltd., Series 2018-7A, Class A1, (3 mo. LIBOR US + 1.00%), 1.19%, 01/20/31(a)(b)		300	299,094
CIFC Funding Ltd.(a)(b)
Series 2013-3RA, Class A1, (3 mo. LIBOR US + 0.98%), 1.16%, 04/24/31		450	447,105
Series 2013-4A, Class BRR, (3 mo. LIBOR US + 1.60%), 1.78%, 04/27/31		450	447,720
Series 2014-5A, Class A1R2, (3 mo. LIBOR US + 1.20%), 1.39%, 10/17/31		250	249,758
Series 2015-3A, Class BR, (3 mo. LIBOR US + 1.15%), 1.34%, 04/19/29		712	696,118
Dryden 45 Senior Loan Fund
1.79%, 07/18/30		250	250,050
Series 2016-45A, Class BR, (3 mo. LIBOR US + 1.70%), 1.88%, 10/15/30(a)(b)		250	250,024
Elevation CLO 2017-7 Ltd., Series 2017-7A, Class A, (3 mo. LIBOR US + 1.22%), 1.40%, 07/15/30(a)(b)		250	250,013
Elmwood CLO II Ltd.(a)(b)
Series 2019-2A, Class AR, (3 mo. LIBOR US + 1.15%), 1.34%, 04/20/34		650	647,589
Series 2019-2A, Class BR, (3 mo. LIBOR US + 1.65%), 1.84%, 04/20/34		975	969,572
Elmwood CLO IV Ltd., Series 2020-1A, Class A, (3 mo. LIBOR US + 1.24%), 1.42%, 04/15/33(a)(b)(d)		300	300,480
Flatiron CLO 18 Ltd., Series 2018-1A, Class A, (3 mo. LIBOR US + 0.95%), 1.14%, 04/17/31(a)(b)		437	437,712
Flatiron CLO 19 Ltd., Series 2019-1A, Class A, (3 mo. LIBOR US + 1.32%), 1.51%, 11/16/32(a)(b)		500	501,762
Fort Washington CLO Ltd., Series 2019-1A, Class B, (3 mo. LIBOR US + 2.10%), 2.29%, 10/20/32(a)(b)		250	251,469
Galaxy XIX CLO Ltd., Series 2015-19A, Class A1RR, (3 mo. LIBOR US + 0.95%), 1.13%, 07/24/30(a)(b)		335	332,690

Security		Par (000)	Value

Cayman Islands (continued)
Galaxy XVIII CLO Ltd., Series 2018-28A, Class A1, (3 mo. LIBOR US + 1.10%), 1.28%, 07/15/31(a)(b)	USD	250	$249,999
Galaxy XXII CLO Ltd., Series 2016-22A, Class ARR, (3 mo. LIBOR US + 1.20%), 1.38%, 04/16/34(a)(b)(c)		1,009	1,009,330
Goldentree Loan Management US Clo 3 Ltd., Series 2018-3A, Class B1, (3 mo. LIBOR US + 1.55%), 1.74%, 04/20/30(a)(b)		250	249,345
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class BR2, (3 mo. LIBOR US + 1.60%), 1.78%, 10/29/29(a)(b)		500	499,999
Goldentree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, (3 mo. LIBOR US + 1.07%), 1.26%, 01/18/31(a)(b)		250	249,688
Greywolf CLO III Ltd., Series 2020-3RA, Class A1R, (3 mo. LIBOR US + 1.29%), 1.47%, 04/15/33(a)(b)		500	500,938
Gulf Stream Meridian 1 Ltd., , 1.00%, 07/15/34(c)		5,073	5,073,397
HPS Loan Management 6-2015 Ltd., Series 6A-2015, Class A1R, (3 mo. LIBOR US + 1.00%), 1.20%, 02/05/31(a)(b)		497	496,995
Jamestown CLO XII Ltd., Series 2019-1A, Class A2, (3 mo. LIBOR US + 2.15%), 2.34%, 04/20/32(a)(b)		442	447,482
Jamestown CLO XV Ltd., Series 2020-15A, Class A, (3 mo. LIBOR US + 1.34%), 1.52%, 04/15/33(a)(b)		250	250,748
Kayne CLO 8 Ltd., Series 2020-8A, Class A1, (3 mo. LIBOR US + 1.70%), 1.88%, 07/15/31(a)(b)		500	501,800
KKR Clo 17 Ltd., Series 17, Class AR, (3 mo. LIBOR US + 1.08%), 1.26%, 04/15/34(a)(b)		500	498,216
KVK CLO 2018-1 Ltd., Series 2018-1A, Class A, (3 mo. LIBOR US + 0.93%), 1.11%, 05/20/29(a)(b)		186	186,334
LCM XVIII LP, Series 18A, Class A1R, (3 mo. LIBOR US + 1.02%), 1.21%, 04/20/31(a)(b)		250	249,275
Logan CLO I Ltd. 07/34 1, 0.00%, 07/20/34(e)		1,848	1,848,464
Longfellow Place CLO Ltd., Series 2013-1A, Class BR3, (3 mo. LIBOR US + 1.75%), 1.93%, 04/15/29(a)(b)		500	498,964
Madison Park Funding XI Ltd., (3 mo. LIBOR US + 0.90%), 1.07%, 07/23/29(a)(b)		2,467	2,464,148
Madison Park Funding XXIII Ltd., Series 2017-23A, Class B, (3 mo. LIBOR US + 1.70%), 1.88%, 07/27/30(a)(b)		250	249,672
Madison Park Funding XXV Ltd., Series 2017-25A, Class A2R, (3 mo. LIBOR US + 1.65%), 1.74%, 04/25/29(a)(b)(d)		712	712,000
Madison Park Funding XXVI Ltd., Series 2007-4A, Class AR, (3 mo. LIBOR US + 1.20%), 1.38%, 07/29/30(a)(b)		461	460,736
Madison Park Funding XXXI Ltd., Series 2018-31A, Class B, (3 mo. LIBOR US + 1.70%), 1.87%, 01/23/31(a)(b)		250	249,572
Madison Park Funding XXXVI Ltd., Series 2019-36A, Class B1, (3 mo. LIBOR US + 1.85%), 2.03%, 01/15/33(a)(b)		1,481	1,480,021

10	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands (continued)
Mariner CLO 2016-3 LLC(a)(b)
Series 2016-3A, Class AR2, (3 mo. LIBOR US + 0.99%), 1.16%, 07/23/29	USD	250	$249,192
Series 2016-3A, Class BR2, (3 mo. LIBOR US + 1.50%), 1.67%, 07/23/29(d)		500	500,000
Mariner CLO 8 Ltd., Series 2020-8A, Class A, (3 mo. LIBOR US + 1.27%), 1.46%, 04/20/33(a)(b)		250	250,812
Neuberger Berman CLO Ltd.
1.21%, 01/28/30		250	250,200
1.00%, 07/15/34		250	250,000
Neuberger Berman CLO XVI-S Ltd., Series 2017-16SA, Class AR, (3 mo. LIBOR US + 1.04%), 1.24%, 04/15/34(a)(b)(d)		2,990	2,989,402
Neuberger Berman CLO XXII Ltd., Series 2016-22A, Class BR, (3 mo. LIBOR US + 1.65%), 1.84%, 10/17/30(a)(b)		250	250,213
Ocean Trails CLO, Series 2016-6A, Class BRR, (3 mo. LIBOR US + 1.45%), 1.63%, 07/15/28(a)(b)		800	798,448
Ocean Trails CLO VI, Series 2016-6A, Class CRR, (3 mo. LIBOR US + 2.25%), 2.43%, 07/15/28(a)(b)		700	697,723
OCP CLO 2014-5 Ltd., Series 2014-5A, Class A2R, (3 mo. LIBOR US + 1.40%), 1.58%, 04/26/31(a)(b)		450	443,513
OCP CLO Ltd.(a)(b)
Series 2016-11A, Class A2R, (3 mo. LIBOR US + 1.75%), 1.93%, 10/26/30		500	500,356
Series 2017-13A, Class A2A, (3 mo. LIBOR US + 1.80%), 1.98%, 07/15/30		1,146	1,146,958
Octagon Investment Partners 18-R Ltd., Series 2018-18A, Class A1A, (3 mo. LIBOR US + 0.96%), 1.14%, 04/16/31(a)(b)		711	706,156
Octagon Investment Partners 29 Ltd., Series 2016-1A, Class AR, (3 mo. LIBOR US + 1.18%), 1.36%, 01/24/33(a)(b)		250	250,057
Octagon Investment Partners 37 Ltd., Series 2018-2A, Class A2, (3 mo. LIBOR US + 1.58%), 1.76%, 07/25/30(a)(b)		250	250,050
Octagon Investment Partners 46 Ltd.(a)(b)
Series 2020-2A, Class A, (3 mo. LIBOR US + 1.65%), 1.83%, 07/15/33		2,750	2,754,671
Series 2020-2A, Class B, (3 mo. LIBOR US + 2.20%), 2.38%, 07/15/33		800	800,921
Octagon Investment Partners 48 Ltd., Series 2020-3A, Class C, (3 mo. LIBOR US + 2.55%), 2.74%, 10/20/31(a)(b)		850	853,324
Octagon Investment Partners XV Ltd., Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.35%), 1.54%, 07/19/30(a)(b)		487	487,374
Octagon Investment Partners XVII Ltd.(a)(b)
Series 2013-1A, Class A1R2, (3 mo. LIBOR US + 1.00%), 1.18%, 01/25/31		250	250,000
Series 2013-1A, Class A2R2, (3 mo. LIBOR US + 1.10%), 1.28%, 01/25/31		300	299,309

Security		Par (000)	Value

Cayman Islands (continued)
OHA Credit Funding 7 Ltd., Series 2020-7A, Class A, (3 mo. LIBOR US + 1.25%), 1.44%, 10/19/32(a)(b)	USD	350	$350,178
OHA Credit Funding Ltd., Series 2019-3A, Class B1, (3 mo. LIBOR US + 1.80%), 1.99%, 07/20/32(a)(b)		922	921,994
OHA Loan Funding 2016-1 Ltd., Series 2016-1A, Class B1R, (3 mo. LIBOR US + 1.60%), 1.79%, 01/20/33(a)(b)		250	248,357
Palmer Square CLO Ltd.(a)(b)
Series 2018-1A, Class A1, (3 mo. LIBOR US + 1.03%), 1.22%, 04/18/31		250	250,062
Series 2018-3A, Class B, (3 mo. LIBOR US + 1.90%), 2.09%, 08/15/26		930	929,732
Palmer Square Loan Funding Ltd.(a)(b)
Series 2018-4A, Class A2, (3 mo. LIBOR US + 1.45%), 1.64%, 11/15/26		625	621,582
Series 2018-5A, Class A2, (3 mo. LIBOR US + 1.40%), 1.59%, 01/20/27		1,296	1,287,365
Park Avenue Institutional Advisers CLO Ltd.(a)(b)
(3 mo. LIBOR US + 1.20%), 1.38%, 08/23/31		500	500,141
(3 mo. LIBOR US + 1.55%), 1.75%, 02/14/34		500	495,963
Series 2019-1A, Class A2A, (3 mo. LIBOR US + 2.00%), 2.19%, 05/15/32.		250	249,999
Pikes Peak CLO 1, (3 mo. LIBOR US + 1.18%), 1.36%, 07/24/31(a)(b)		555	555,599
Race Point VIII CLO Ltd., Series 2013-8A, Class AR2, (3 mo. LIBOR US + 1.04%), 1.22%, 02/20/30(a)(b)		346	345,674
Recette Clo Ltd., Series 2015-1A, Class BRR, (3 mo. LIBOR US + 1.40%), 1.59%, 04/20/34(a)(b)		250	246,112
Regatta XVIII Funding Ltd., Series 2021-1A, Class B, (3 mo. LIBOR US + 1.45%), 1.54%, 01/15/34(a)(b)		350	347,348
Rockford Tower CLO 2017-1 Ltd., Series 2017-1A, Class BR2A, (3 mo. LIBOR US + 1.65%), 1.83%, 04/20/34(a)(b)		500	500,000
Rockford Tower CLO Ltd.(a)(b)
Series 2017-2A, Class BR, (3 mo. LIBOR US + 1.50%), 1.68%, 10/15/29		500	492,515
Series 2018-1A, Class A, (3 mo. LIBOR US + 1.10%), 1.28%, 05/20/31		250	250,121
Romark CLO II Ltd., Series 2018-2A, Class A1, (3 mo. LIBOR US + 1.18%), 1.35%, 07/25/31(a)(b)		250	250,001
RR 11 Ltd., Series 2020-11A, Class A2, (3 mo. LIBOR US + 2.10%), 2.28%, 10/15/31(a)(b)		875	880,047
Signal Peak CLO 5 Ltd., Series 2018-5A, Class A, (3 mo. LIBOR US + 1.11%), 1.29%, 04/25/31(a)(b)		300	299,513
Signal Peak CLO 8 Ltd., Series 2020-8A, Class B, (3 mo. LIBOR US + 1.65%), 1.84%, 04/20/33(a)(b)		300	297,280
Sixth Street CLO XVI Ltd., Series 2020-16A, Class B, (3 mo. LIBOR US + 1.85%), 2.04%, 10/20/32(a)(b)		710	713,775

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	11

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands (continued)
Sound Point Clo XV Ltd., Series 2017-1A, Class BR, (3 mo. LIBOR US + 1.50%), 1.69%, 01/23/29(a)(b)	USD	250	$248,816
Sound Point CLO XXVIII Ltd., Series 2020-3A, Class A1, (3 mo. LIBOR US + 1.28%), 1.53%, 01/25/32(a)(b)		1,186	1,187,917
Stratus CLO 2020-2 Ltd., Series 2020-2A, Class A, (3 mo. LIBOR US + 1.30%), 1.48%, 10/15/28(a)(b)		201	201,452
Symphony CLO XVI Ltd., Series 2015-16A, Class AR, (3 mo. LIBOR US + 1.15%), 1.33%, 10/15/31(a)(b)		250	250,080
TCI-Symphony CLO 2017-1 Ltd., Series 2017-1A, Class B, (3 mo. LIBOR US + 1.70%), 1.88%, 07/15/30(a)(b)		250	249,680
TCW CLO 2019-1 AMR Ltd., Series 2019-1A, Class B, (3 mo. LIBOR US + 1.68%), 1.87%, 02/15/29(a)(b)		711	711,477
TICP CLO LTD TICP 2017 8A B 144A, (3 mo. LIBOR US + 2.15%), 2.34%, 10/20/30(a)(b)		250	250,027
TICP CLO VI 2016-2 Ltd.(a)(b)
Series 2016-6A, Class AR2, (3 mo. LIBOR US + 1.12%), 1.30%, 01/15/34.		500	499,133
Series 2016-6A, Class BR2, (3 mo. LIBOR US + 1.50%), 1.68%, 01/15/34.		500	492,661
TICP CLO XII Ltd., Class 12A, (3 mo. LIBOR US + 1.65%), 1.83%, 01/15/31(a)(b)		1,120	1,117,750
TICP CLO XIV Ltd.(a)(b)
Series 2019-14A, Class A1A, (3 mo. LIBOR US + 1.34%), 1.53%, 10/20/32		500	500,462
Series 2019-14A, Class A1B, (3 mo. LIBOR US + 1.70%), 1.89%, 10/20/32		500	501,804
TRESTLES CLO III Ltd., Series 2020-3A, Class A1, (3 mo. LIBOR US + 1.33%), 1.52%, 01/20/33(a)(b)		2,489	2,494,219
TRESTLES CLO Ltd., (3 mo. LIBOR US + 0.99%), 1.93%, 04/25/32(a)(b)		600	598,491
Trimaran Cavu Ltd., Class B, (3 mo. LIBOR US + 2.20%), 2.39%, 07/20/32(a)(b)		500	503,451
Trinitas CLO XI Ltd., Series 2019-11A, Class C, (3 mo. LIBOR US + 3.15%), 3.33%, 07/15/32(a)(b)		1,116	1,119,376
Trinitas CLO XIV Ltd.(a)(b)
Series 2020-14A, Class B, (3 mo. LIBOR US + 2.00%), 2.18%, 01/25/34		473	473,629
Series 2020-14A, Class C, (3 mo. LIBOR US + 3.00%), 3.18%, 01/25/34		1,023	1,027,831
Tryon Park CLO Ltd., Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.50%), 1.68%, 04/15/29(a)(b)		431	429,009
Venture XVI CLO Ltd., Series 2014-16A, Class BRR, (3 mo. LIBOR US + 1.25%), 1.43%, 01/15/28(a)(b)		250	247,591
Voya CLO 2017-3 Ltd., Series 2017-3A, Class A1R, (3 mo. LIBOR US + 1.04%), 1.23%, 04/20/34(a)(b)(d)		250	250,000

Security		Par (000)	Value

Cayman Islands (continued)
Voya CLO 2017-4 Ltd., Series 2017-4A, Class B, (3 mo. LIBOR US + 1.45%), 1.63%, 10/15/30(a)(b)	USD	250	$249,088
Voya CLO Ltd., Series 2013-3A, Class A1RR, (3 mo. LIBOR US + 1.15%), 1.34%, 10/18/31(a)(b)		249	249,143
Whitebox Clo II Ltd., Series 2020-2A, Class A1, (3 mo. LIBOR US + 1.75%), 1.93%, 10/24/31(a)(b)		1,285	1,289,892
York CLO 3 Ltd., Series 2016-1A, Class BR, (3 mo. LIBOR US + 1.75%), 1.94%, 10/20/29(a)(b)		2,025	2,027,481
York CLO 6 Ltd., Series 2019-1A, Class A1, (3 mo. LIBOR US + 1.35%), 1.53%, 07/22/32(a)(b)		3,122	3,124,979

			108,154,446

Ireland — 0.1%
Aqueduct European CLO DAC(a)
Series 2019-4A, Class B1, (3 mo. Euribor + 1.80%), 1.80%, 07/15/32(b)	EUR	475	569,115
Series 2019-4X, Class B1, (3 mo. Euribor + 1.80%), 1.80%, 07/15/32		593	710,496
Arbour CLO II DAC, Series 2014-2X, Class B2R, (3 mo. Euribor + 1.50%), 1.50%, 05/15/30(a)		375	449,960
Ares European CLO XI BV, Series 11X, Class B1, (3 mo. Euribor + 1.85%), 1.85%, 04/15/32(a)		593	711,938
Avoca CLO XV DAC, Series 15X, Class B2R, (3 mo. Euribor + 1.05%), 1.05%, 04/15/31(a)		134	158,962
Avoca CLO XVII Designated Activity Co.(a)
Series 17A, Class B1R, (3 mo. Euribor + 1.70%), 1.70%, 10/15/32(b)		500	599,365
Series 17X, Class AR, (3 mo. Euribor + 0.96%), 0.96%, 10/15/32		406	488,193
Cairn CLO XII DAC, Series 2020-12A, Class B, (3 mo. Euribor + 2.30%), 2.30%, 04/15/33(a)(b)(d) .		460	556,630
CIFC European Funding CLO II DAC, Series 2X, Class B1, (3 mo. Euribor + 1.60%), 1.60%, 04/15/33(a)		593	711,737
Harvest CLO XVIII DAC, Series 18X, Class B, 1.20%, 10/15/30		662	790,220
Holland Park CLO DAC, Series 1X, Class A1RR, (3 mo. Euribor + 0.92%), 0.92%, 11/14/32(a)		390	469,584
Invesco Euro CLO II DAC, Series 2X, Class B1, (3 mo. Euribor + 1.80%), 1.80%, 08/15/32(a)		593	708,518
OAK Hill European Credit Partners V Designated Activity Co., Series 2016-5X, Class B1, (3 mo. Euribor + 1.55%), 1.55%, 02/21/30(a)		460	551,739
OAK Hill European Credit Partners VI DAC, Series 2017-6X, Class B1, 0.66%, 01/20/32		456	543,838
OCP Euro CLO DAC, Series 2017-2X, Class B, 1.35%, 01/15/32		456	546,755
Rockford Tower Europe CLO DAC, Series 2018-1X, Class B, (3 mo. Euribor + 1.85%), 1.85%, 12/20/31(a)		593	710,170
RRE 2 Loan Management DAC, Series 2A, Class B, (3 mo. Euribor + 1.80%), 1.80%, 01/15/32(a)(b)		715	861,004

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Ireland (continued)
Sound Point Euro CLO II Funding DAC, Series 2X, Class A, (3 mo. Euribor + 1.11%), 1.11%, 10/26/32(a)	EUR	460	$552,175
Voya Euro CLO II DAC, Series 2X, Class B1, (3 mo. Euribor + 1.90%), 1.90%, 07/15/32(a)		243	292,417

			10,982,816

Netherlands — 0.0%
Ares European CLO X BV, Series 10X, Class B1, (3 mo. Euribor + 1.70%), 1.70%, 10/15/31(a)		165	198,378

United States — 0.6%
AccessLex Institute, Series 2007-A, Class A3, (3 mo. LIBOR US + 0.30%), 0.49%, 05/25/36(a)	USD	3,102	3,062,031
AGL CLO 7 Ltd., Series 2020-7A, Class A1, (3 mo. LIBOR US + 1.80%), 1.98%, 07/15/31(a)(b)		1,530	1,532,403
AIMCO CLO, Series 2018-AA, Class B, (3 mo. LIBOR US + 1.40%), 1.59%, 04/17/31(a)(b)		466	458,977
ALM XVIII Ltd., Series 2016-18A, Class A2R, (3 mo. LIBOR US + 1.65%), 1.83%, 01/15/28(a)(b)		459	458,509
Anchorage Capital CLO Ltd.(a)(b)
Series 2014-3RA, Class A, (3 mo. LIBOR US + 1.05%), 1.23%, 01/28/31.		250	250,000
Series 2014-4RA, Class A, (3 mo. LIBOR US + 1.05%), 1.23%, 01/28/31.		250	250,000
Apidos CLO XII, Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.08%), 1.26%, 04/15/31(a)(b)		550	549,456
Apidos CLO XV, Series 2013-15A, Class A1RR, (3 mo. LIBOR US + 1.01%), 1.20%, 04/20/31(a)(b)		1,770	1,767,094
Ares LV CLO Ltd., Series 2020-55A, Class B, (3 mo. LIBOR US + 2.50%), 2.68%, 04/15/31(a)(b)		2,750	2,761,940
Battalion CLO 18 Ltd.(a)(b)
Series 2020-18A, Class A1, (3 mo. LIBOR US + 1.80%), 1.98%, 10/15/32.		787	789,191
Series 2020-18A, Class B, (3 mo. LIBOR US + 2.30%), 2.48%, 10/15/32.		787	788,929
BHG Securitization Trust 2021-A(b)(c)
Series 2021-A, Class A, 1.42%, 11/17/33		4,770	4,769,836
Series 2021-A, Class B, 2.79%, 11/17/33		510	509,782
Series 2021-A, Class C, 3.69%, 11/17/33		230	229,950
BlueMountain CLO XXIX Ltd., Series 2020-29A, Class B, (3 mo. LIBOR US + 2.25%), 2.43%, 07/25/31(a)(b)		625	628,025
Brex Commercial Charge Card Master Trust, Series 2021-1, Class A, 2.09%, 07/17/24(b)		5,560	5,568,454
Canyon Capital CLO Ltd., Series 2019-1A, Class B, (3 mo. LIBOR US + 2.00%), 2.18%, 04/15/32(a)(b)		550	549,749
Chenango Park CLO Ltd., Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.55%), 1.73%, 04/15/30(a)(b)		1,143	1,137,155
CIFC Funding Ltd.(a)(b)
Series 2017-3A, Class A2, (3 mo. LIBOR US + 1.80%), 1.99%, 07/20/30.		637	636,965

Security		Par (000)	Value

United States (continued)
CIFC Funding Ltd.(a)(b) (continued)
Series 2020-1A, Class B, (3 mo. LIBOR US + 2.30%), 2.48%, 07/15/32.	USD	2,475	$2,478,093
Clear Creek CLO, Series 2015-1A, Class AR, (3 mo. LIBOR US + 1.20%), 1.39%, 10/20/30(a)(b)		313	313,361
Cook Park CLO Ltd., Series 2018-1A, Class B, (3 mo. LIBOR US + 1.40%), 1.59%, 04/17/30(a)(b)		1,148	1,133,452
Elmwood CLO V Ltd.(a)(b)
Series 2020-2A, Class A1, (3 mo. LIBOR US + 1.75%), 1.93%, 07/24/31		2,750	2,757,053
Series 2020-2A, Class B, (3 mo. LIBOR US + 2.20%), 2.38%, 07/24/31		375	377,232
FS RIALTO, Series 2021-FL2, Class A, (1 mo. LIBOR US + 1.22%), 1.33%, 04/16/28(a)(b)(c)		1,160	1,160,000
Goldentree Loan Management US Clo 6 Ltd., Series 2019-6A, Class B1, (3 mo. LIBOR US + 1.90%), 2.09%, 01/20/33(a)(b)		924	926,054
GRACIE POINT INTERNATIONAL FUN GPIF 2021 1A B 144A, 1.51%, 11/01/23		1,240	1,240,000
GRACIE POINT INTERNATIONAL FUN GPIF 2021 1A C 144A, 2.51%, 11/01/23		1,640	1,640,000
Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class A1, (3 mo. LIBOR US + 1.37%), 1.55%, 04/15/33(a)(b)		4,718	4,730,281
Madison Park Funding XII Ltd., Series 2014-12A, Class B1R, (3 mo. LIBOR US + 1.65%), 1.84%, 07/20/26(a)(b)		140	140,236
Madison Park Funding XIII Ltd., Series 2014-13A, Class BR2, (3 mo. LIBOR US + 1.50%), 1.69%, 04/19/30(a)(b)		550	546,427
Mariner Finance Issuance Trust, Series 2020-AA, Class A, 2.19%, 08/21/34(b)		5,860	5,965,449
Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A, 1.54%, 03/20/26(b)		20,710	20,764,807
Navient Private Education Refi Loan Trust, Series 2019-A, Class A2A, 3.42%, 01/15/43(b)		1,558	1,599,205
Neuberger Berman Loan Advisers CLO 37 Ltd., Series 2020-37A, Class B, (3 mo. LIBOR US + 2.20%), 2.39%, 07/20/31(a)(b)(d)		375	375,862
OCP CLO Ltd., Series 2020-19A, Class B, (3 mo. LIBOR US + 2.50%), 2.69%, 07/20/31(a)(b)		450	451,320
Oportun Issuance Trust 2021-B(b)(c)
Series 2021-B, Class A, 1.47%, 05/08/31		7,060	7,059,283
Series 2021-B, Class B, 1.96%, 05/08/31		1,340	1,339,615
Series 2021-B, Class C, 3.65%, 05/08/31		630	629,998
Palmer Square Loan Funding Ltd.(a)(b)
Series 2019-2A, Class A2, (3 mo. LIBOR US + 1.60%), 1.79%, 04/20/27		1,663	1,660,303
Series 2019-3A, Class A2, (3 mo. LIBOR US + 1.60%), 1.78%, 08/20/27		500	499,198
Series 2020-3A, Class A2, (3 mo. LIBOR US + 2.40%), 2.59%, 07/20/28		1,375	1,377,399
Park Avenue Institutional Advisers CLO Ltd., Series 2016-1A, Class A2R, (3 mo. LIBOR US + 1.80%), 1.98%, 08/23/31(a)(b)		610	612,295

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	13

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
RR 10 Ltd.(a)(b)
Series 2020-10A, Class A2A, (3 mo. LIBOR US + 2.50%), 2.68%, 07/15/33	USD	1,875	$1,883,075
Series 2020-10A, Class A2B, (3 mo. LIBOR US + 3.00%), 3.18%, 07/15/33		1,875	1,883,130
RR Ltd., Series 2018-3A, Class A1R2, (3 mo. LIBOR US + 1.09%), 1.27%, 01/15/30(a)(b)		438	438,008
SLM Private Credit Student Loan Trust(a)
Series 2005-B, Class A4, (3 mo. LIBOR US + 0.33%), 0.51%, 06/15/39		3,967	3,887,860
Series 2006-A, Class A5, (3 mo. LIBOR US + 0.29%), 0.47%, 06/15/39		6,043	5,907,888
Series 2007-A, Class A4A, (3 mo. LIBOR US + 0.24%), 0.42%, 12/16/41		6,331	6,172,128
SLM Private Education Loan Trust, Series 2010-C, Class A5, (1 mo. LIBOR US + 4.75%), 4.86%, 10/15/41(a)(b)		16,108	17,707,405
SMB Private Education Loan Trust(b)
Series 2019-A, Class A2A, 3.44%, 07/15/36		5,202	5,464,447
Series 2020-B, Class B, 2.76%, 07/15/53		3,800	3,777,161
Series 2021-A, Class B, 2.31%, 01/15/53		5,870	5,865,338
Series 2021-A, Class C, 2.99%, 01/15/53		14,420	14,301,440
Series 2021-A, Class D1, 3.86%, 01/15/53		7,740	7,657,163
Series 2021-A, Class D2, 3.86%, 01/15/53		4,220	4,194,459
Sofi Professional Loan Program LLC, Series 2019-A, Class A2FX, 3.69%, 06/15/48(b)		3,242	3,381,828
Sofi Professional Loan Program Trust, Series 2018-B, Class A2FX, 3.34%, 08/25/47(b)		1,219	1,250,273
Whitebox Clo II Ltd., Series 2020-2A, Class B, (3 mo. LIBOR US + 2.25%), 2.43%, 10/24/31(a)(b)		700	702,721
York CLO 1 Ltd., Series 2014-1A, Class BRR, (3 mo. LIBOR US + 1.65%), 1.83%, 10/22/29(a)(b)		465	466,232

			171,415,925

Total Asset-Backed Securities — 1.1% (Cost: $286,981,172)			290,751,565

		Shares

Common Stocks

Argentina(f) — 0.4%
Globant SA		16,867	3,865,579
MercadoLibre, Inc.		59,445	93,386,906

			97,252,485

Australia — 0.2%
BHP Group Ltd.		20,535	747,389
BHP Group PLC		605,976	18,248,835
Brambles Ltd.		63,276	506,899
Fortescue Metals Group Ltd.		99,408	1,719,889
Goodman Group		30,240	440,977
Quintis HoldCo. Pty. Ltd., 10/01/20(d)(g)		43,735,802	37,734,907
Telstra Corp. Ltd.		235,641	615,582
Wesfarmers Ltd.		9,249	385,554

			60,400,032

Security	Shares	Value

Belgium — 0.0%
KBC Group NV(f)	7,659	$594,251

Brazil — 0.1%
Ambev SA	180,425	496,230
B3 SA - Brasil Bolsa Balcao	117,473	1,113,734
Banco do Brasil SA	183,755	1,002,660
BB Seguridade Participacoes SA	210,893	866,936
Engie Brasil Energia SA	153,776	1,151,328
Magazine Luiza SA	1,251,396	4,614,365
Petroleo Brasileiro SA, ADR	117,221	994,034
Vale SA, ADR	811,097	16,319,272
WEG SA	58,400	376,393

		26,934,952

Canada — 1.0%
Enbridge, Inc.(c)	5,649,645	217,914,550
Franco-Nevada Corp.	7,370	1,026,697
George Weston Ltd.	6,020	531,547
Loblaw Cos. Ltd.	14,550	807,906
Lululemon Athletica, Inc.(f)	3,695	1,238,823
Nutrien Ltd.	20,028	1,105,561
Royal Bank of Canada	20,162	1,924,260
Shopify, Inc., Class A(f)	17,745	20,982,812
TC Energy Corp.	65,794	3,255,041
TELUS Corp.	34,178	709,058
Thomson Reuters Corp.	9,728	902,164
Wheaton Precious Metals Corp.	335,618	13,922,761

		264,321,180

Cayman Islands(f) — 0.3%
Diversey Holdings Ltd.	3,563,332	64,139,976
Highland Transcend Partners I Corp.	803,176	8,104,046

		72,244,022

Chile — 0.0%
Sociedad Quimica y Minera de Chile SA, ADR	45,226	2,385,219

China — 2.4%
AAC Technologies Holdings, Inc.	709,500	3,938,561
Agricultural Bank of China Ltd., Class H	1,325,000	513,330
Aier Eye Hospital Group Co. Ltd., Class A	718,656	8,234,895
Alibaba Group Holding Ltd.(f)	937,900	27,112,527
Alibaba Group Holding Ltd., ADR(f)	278,407	64,298,097
Amoy Diagnostics Co. Ltd., Class A	320,150	4,211,864
Anhui Conch Cement Co. Ltd., Class H	58,000	346,182
Anhui Gujing Distillery Co. Ltd., Class B	17,800	238,476
Anta Sports Products Ltd.	1,155,000	20,603,352
Asymchem Laboratories Tianjin Co. Ltd., Class A	143,503	7,264,128
Autobio Diagnostics Co. Ltd., Class A	223,378	4,206,642
Baidu, Inc., ADR(f)	7,446	1,566,117
Bank of China Ltd., Class H	2,153,000	854,198
BYD Co. Ltd., Class A	774,300	18,995,208
China CITIC Bank Corp. Ltd., Class H	543,000	283,466
China Construction Bank Corp., Class H	1,956,000	1,543,952
China Feihe Ltd.(b)	258,000	733,082
China Galaxy Securities Co. Ltd., Class H	499,000	296,571
China Hongqiao Group Ltd.	240,500	379,603
China Life Insurance Co. Ltd., Class H	293,000	593,955
China Merchants Bank Co. Ltd., Class H	641,500	5,152,792
China National Building Material Co. Ltd., Class H	1,904,000	2,749,552
China Petroleum & Chemical Corp., Class H	1,810,000	892,702
China Resources Cement Holdings Ltd.	876,000	954,247

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Contemporary Amperex Technology Co. Ltd., Class A	798,500	$47,969,287
Country Garden Services Holdings Co. Ltd.	41,298	432,632
Dali Foods Group Co. Ltd.(b)	606,500	360,726
Dongfeng Motor Group Co. Ltd., Class H	290,000	252,038
ENN Energy Holdings Ltd	266,500	4,547,708
Ganfeng Lithium Co. Ltd., Class H(b)	518,200	6,941,733
Glodon Co. Ltd., Class A	521,830	5,864,897
GoerTek, Inc., Class A	351,900	2,037,736
Guangdong Marubi Biotechnology Co. Ltd., Class A	305,800	2,365,964
Guangzhou Automobile Group Co. Ltd., Class H	448,000	382,186
Guangzhou Baiyun International Airport Co. Ltd., Class A	5,069,571	9,505,866
Haidilao International Holding Ltd.(b)	574,000	3,714,190
Haitong Securities Co. Ltd., Class H	571,600	511,171
Hangzhou Robam Appliances Co. Ltd., Class A	618,133	3,654,981
Hangzhou Tigermed Consulting Co. Ltd., Class H(b)(f)	168,900	3,309,628
Han’s Laser Technology Industry Group Co. Ltd., Class A	1,149,132	7,099,301
Hansoh Pharmaceutical Group Co. Ltd.(b)(f)	4,582,000	19,708,545
Hengan International Group Co. Ltd.	103,000	665,626
Huaneng Power International, Inc., Class H	1,028,000	370,047
Huazhu Group Ltd., ADR(f)	67,583	3,984,694
Hundsun Technologies, Inc., Class A	362,571	5,125,698
Industrial & Commercial Bank of China Ltd., Class H	4,711,000	3,056,928
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	692,914	4,366,180
JD.com, Inc., ADR(f)	40,521	3,134,705
Kingdee International Software Group Co. Ltd.	7,206,000	23,730,510
Lenovo Group Ltd.	354,000	483,689
Li Auto, Inc., ADR(f)	1,211,368	23,912,404
Meituan, Class B(b)(f)	118,800	4,546,985
Ming Yuan Cloud Group Holdings Ltd.(f)	1,028,000	4,746,236
NetEase, Inc., ADR	116,219	13,023,501
New Oriental Education & Technology Group, Inc., ADR(f)	390,026	5,951,797
NIO, Inc., ADR(f)	35,960	1,432,646
Offcn Education Technology Co. Ltd., Class A	34,700	136,190
PetroChina Co. Ltd., Class H	1,946,000	704,001
Pharmaron Beijing Co. Ltd., Class H(b)	18,100	373,705
PICC Property & Casualty Co. Ltd., Class H	1,274,000	1,247,233
Pinduoduo, Inc., ADR(f)	40,562	5,432,469
Ping An Insurance Group Co. of China Ltd., Class A	447,300	4,996,883
Shanghai International Airport Co. Ltd., Class A	1,180,217	8,939,449
Shenzhen Goodix Technology Co. Ltd., Class A	35,000	613,461
Shenzhen Inovance Technology Co. Ltd., Class A	395,000	5,433,278
Silergy Corp.	52,000	5,344,584
TAL Education Group, ADR(f)	195,780	11,149,671
Tencent Holdings Ltd.	1,434,500	114,432,921
Tingyi Cayman Islands Holding Corp.	724,000	1,300,877
Venus MedTech Hangzhou, Inc., Class H(b)(f)	1,230,500	10,889,643
Venustech Group, Inc., Class A	1,034,688	4,836,172
Vipshop Holdings Ltd., ADR(f)	5,274	162,281
Want Want China Holdings Ltd.	6,083,000	4,396,306

Security	Shares	Value

China (continued)
Wuhan Raycus Fiber Laser Technologies Co. Ltd., Class A	542,751	$7,570,698
Wuhu Sanqi Interactive Entertainment Network
Technology Group Co. Ltd., Class A	230,300	784,072
WuXi AppTec Co. Ltd., Class A	225,211	5,498,835
Wuxi Biologics Cayman, Inc.(b)(f)	1,698,306	23,840,469
Yifeng Pharmacy Chain Co. Ltd., Class A	419,120	5,808,627
Yihai International Holding Ltd.	636,000	6,186,361
Yonyou Network Technology Co. Ltd., Class A	564,209	2,882,485
Yum China Holdings, Inc.	166,072	10,449,250

		636,563,655

Denmark — 0.2%
AP Moeller - Maersk A/S, Class A	536	1,259,425
AP Moeller - Maersk A/S, Class B	564	1,403,022
Carlsberg AS, Class B	2,644	463,863
DSV Panalpina A/S	146,766	32,698,015
Genmab A/S(f)	31,084	11,406,648
Pandora A/S	126,160	14,287,472

		61,518,445

Finland — 0.2%
Neste OYJ	900,843	54,474,643
Nokia OYJ(f)	1,889,502	8,950,484

		63,425,127

France — 3.5%
Alstom SA(f)	2,785,973	152,146,426
Arkema SA	606,758	75,854,964
AXA SA	35,837	1,012,217
BNP Paribas SA(f)	980,422	62,862,398
Carrefour SA	107,936	2,090,396
Cie de Saint-Gobain(f)	34,257	2,161,450
Cie Generale des Etablissements Michelin SCA	2,729	394,888
Danone SA	1,512,183	106,744,195
EssilorLuxottica SA	429,310	71,454,258
Faurecia SE(f)	94	5,086
Kering SA	26,153	20,956,697
LVMH Moet Hennessy Louis Vuitton SE	124,619	93,881,740
Orange SA	70,043	872,260
Pernod Ricard SA	8,045	1,652,175
Safran SA(f)	1,175,245	175,474,243
Sanofi	1,459,115	152,976,923
Sartorius Stedim Biotech	731	335,738
Schneider Electric SE	20,619	3,289,880
Societe Generale SA(f)	520,129	14,796,200
TOTAL SE	44,571	1,969,938
Vivendi SE	23,713	826,647

		941,758,719

Germany — 3.1%
Adidas AG(f)	349,393	107,913,807
Allianz SE, Registered Shares	662,143	171,903,467
Auto1 Group SE(b)(f)	548,011	30,965,764
Continental AG, Class A(f)	11,083	1,497,749
Daimler AG, Registered Shares	29,783	2,650,649
Deutsche Boerse AG	10,633	1,832,335
Deutsche Post AG, Registered Shares	8,489	499,978
Deutsche Telekom AG, Registered Shares	5,837,689	112,346,531
E.ON SE	45,278	545,954
Evonik Industries AG	10,436	365,355
Fresenius Medical Care AG & Co. KGaA	17,004	1,353,965

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	15

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Fresenius SE & Co. KGaA	44,248	$2,174,758
Henkel AG & Co. KGaA	3,385	336,308
Infineon Technologies AG	599,484	24,039,628
Puma SE(f)	562,421	59,291,666
Rational AG	8,344	6,941,011
RWE AG	284,857	10,816,547
SAP SE	5,442	761,992
Siemens AG	1,268,567	211,641,221
Vantage Towers AG(f)	2,473,975	76,618,885
Vonovia SE	235,152	15,450,595

		839,948,165

Hong Kong — 0.7%
AIA Group Ltd.	10,500,000	133,271,994
Brilliance China Automotive Holdings Ltd.(d)	252,000	236,825
China Resources Power Holdings Co. Ltd.	468,000	614,796
CLP Holdings Ltd.	488,000	4,816,908
Hang Lung Properties Ltd.	3,247,000	8,858,523
Hysan Development Co. Ltd.	750,000	2,823,428
Jardine Matheson Holdings Ltd.	114,500	7,688,579
JD Health International, Inc., (Acquired 12/01/20, Cost: $21,764,388)(h)	2,366,550	36,464,922
Nine Dragons Paper Holdings Ltd.	446,000	611,143
SJM Holdings Ltd.	1,762,000	2,275,369
Sun Art Retail Group Ltd.	640,000	589,150

		198,251,637

India — 0.3%
HCL Technologies Ltd.	134,504	1,629,711
Housing Development Finance Corp. Ltd.	14,596	475,323
Indian Oil Corp. Ltd.	538,603	658,857
InterGlobe Aviation Ltd.(b)(f)	152,195	3,369,878
Petronet LNG Ltd.	741,866	2,399,709
Reliance Industries Ltd.	1,957,278	48,729,310
Tata Consultancy Services Ltd.	15,531	635,584
Think & Learn Private Ltd., (Acquired 12/11/20, Cost: $8,580,000)(d)(h)	5,720	18,327,475

		76,225,847

Indonesia — 0.0%
Bank Central Asia Tbk PT	3,419,500	7,569,952

Ireland — 0.5%
Aptiv PLC(f)	737,931	106,180,891
Experian PLC	14,071	542,459
Flutter Entertainment PLC(f)	123,980	25,406,144
Medtronic PLC	21,941	2,872,516
Trane Technologies PLC	4,145	720,525

		135,722,535

Israel(f) — 0.2%
ION Acquisition Corp. 2 Ltd.	394,029	4,038,797
Playtika Holding Corp.	2,115,933	58,780,619

		62,819,416

Italy — 1.7%
Assicurazioni Generali SpA(f)	1,427,139	28,566,223
Enel SpA	21,735,178	215,815,689
Ferrari NV	101,401	21,721,793
Intesa Sanpaolo SpA(f)	73,519,484	204,965,877

		471,069,582

Japan — 1.7%
Aisin Seiki Co. Ltd.	49,300	1,897,550

Security	Shares	Value

Japan (continued)
Asahi Kasei Corp.	48,700	$513,029
Astellas Pharma, Inc.	93,950	1,414,048
Canon, Inc.	17,100	406,640
Daifuku Co. Ltd.	109,200	10,793,587
Daikin Industries Ltd.	2,600	524,458
Disco Corp.	51,700	16,695,013
Eisai Co. Ltd.	14,400	939,195
ENEOS Holdings, Inc.	216,300	930,288
FANUC Corp.	93,300	21,485,378
GMO Payment Gateway, Inc.	72,600	9,230,617
Hitachi Ltd.	24,700	1,222,594
Honda Motor Co. Ltd.	39,000	1,162,972
Hoya Corp.	841,417	95,639,895
Japan Tobacco, Inc.	51,200	960,443
Kao Corp.	9,500	610,789
KDDI Corp.	289,200	8,742,353
Keyence Corp.	71,000	34,083,741
Kirin Holdings Co. Ltd.	64,300	1,207,505
Kose Corp.	206,800	31,130,726
Maeda Road Construction Co. Ltd.	80,100	1,540,167
Marubeni Corp.	47,300	393,973
Mitsubishi Estate Co. Ltd.	565,000	9,299,268
Mizuho Financial Group, Inc.	57,100	803,650
NEC Corp.	10,500	610,424
Nintendo Co. Ltd.	1,500	860,479
Nippon Telegraph & Telephone Corp.(c)	721,600	18,193,611
Nissan Motor Co. Ltd.(f)	123,100	617,955
Nomura Holdings, Inc.	194,600	1,046,005
Oracle Corp. Japan	4,700	440,649
Oriental Land Co. Ltd.	145,600	20,640,381
Otsuka Holdings Co. Ltd.	8,000	306,596
Panasonic Corp.	93,400	1,096,703
Rakuten, Inc.	30,600	388,992
Recruit Holdings Co. Ltd.	689,200	31,074,291
Shin-Etsu Chemical Co. Ltd.	610,940	103,127,926
Sompo Holdings, Inc.	11,800	438,549
Sony Corp.	251,200	25,114,700
Sumitomo Mitsui Financial Group, Inc.	34,600	1,215,454
Tokyo Electron Ltd.	1,400	635,863
Tokyo Gas Co. Ltd.	70,700	1,434,778
Toshiba Corp.	16,600	686,099
Z Holdings Corp.	1,313,500	6,058,209

		465,615,543

Luxembourg — 0.1%
ArcelorMittal SA(f)	521,384	15,156,955

Mexico — 0.0%
Grupo Bimbo SAB de CV, Series A	371,649	743,775

Netherlands — 2.4%
Adyen NV(b)(f)	32,098	78,996,168
Akzo Nobel NV	989,087	118,758,647
ASML Holding NV	223,133	144,844,886
Heineken Holding NV	5,783	574,427
ING Groep NV	14,990,125	191,498,543
ING Groep NV, ADR	37,895	482,782
Koninklijke Ahold Delhaize NV	77,093	2,074,720
NXP Semiconductors NV	533,615	102,726,224

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
Royal Dutch Shell PLC, A Shares	29,536	$555,757
Royal Dutch Shell PLC, B Shares	21,238	380,025

		640,892,179

Norway — 0.0%
LINK Mobility Group Holding ASA(f)	742,585	3,654,046

Poland — 0.0%
InPost SA(f)	642,223	12,237,981
Polski Koncern Naftowy ORLEN SA	37,835	664,700

		12,902,681

Portugal — 0.0%
Jeronimo Martins SGPS SA	278,896	5,093,247

Saudi Arabia — 0.0%
Dr Sulaiman Al Habib Medical Services Group Co.	7,143	287,219

Singapore — 0.1%
DBS Group Holdings Ltd.	384,100	8,608,083
Sea Ltd(f)	79,440	20,061,777
United Overseas Bank Ltd.	437,700	8,724,569

		37,394,429

South Africa — 0.0%
Anglo American Platinum Ltd.	5,913	807,483
Kumba Iron Ore Ltd.	21,312	965,799
MTN Group Ltd.(f)	107,372	679,312

		2,452,594

South Korea — 0.6%
Celltrion, Inc.(f)	592	140,921
Hana Financial Group, Inc.	21,655	887,625
Kakao Corp.	411,205	41,871,669
KB Financial Group, Inc.	19,912	980,239
LG Chem Ltd.	62,242	51,958,841
LG Electronics, Inc.	2,265	318,215
NCSoft Corp.	14,145	10,522,144
POSCO	20,914	6,835,001
Samsung Biologics Co. Ltd.(b)(f)	1,633	1,173,654
Samsung Electronics Co. Ltd.	25,767	1,878,040
Samsung Fire & Marine Insurance Co. Ltd.	3,825	679,538
Samsung SDI Co. Ltd.	54,064	31,556,080
SK Holdings Co. Ltd.	5,409	1,336,778

		150,138,745

Spain — 0.4%
Cellnex Telecom SA(b)	1,797,012	101,646,293
Endesa SA	47,739	1,255,617
Telefonica SA	116,824	541,400

		103,443,310

Sweden — 1.0%
Atlas Copco AB, A Shares	185,553	11,251,944
H & M Hennes & Mauritz AB, B Shares(f)	29,054	714,943
Hexagon AB, B Shares	275,735	26,337,902
Sandvik AB	21,769	538,335
Svenska Handelsbanken AB, A Shares	65,346	756,724
Swedbank AB, A Shares	560,849	9,845,770
Telefonaktiebolaget LM Ericsson, B Shares	1,447,002	19,873,311
Volvo AB, B Shares	8,017,134	195,782,969

		265,101,898

Switzerland — 0.5%
ABB Ltd., Registered Shares	355,864	11,559,226

Security	Shares	Value

Switzerland (continued)
Alcon, Inc.(f)	173,630	$13,092,446
Cie Financiere Richemont SA, Class A, Registered Shares	106,178	10,896,706
Kuehne + Nagel International AG, Registered Shares	2,538	758,849
Nestle SA, Registered Shares	169,216	20,192,662
Novartis AG, Registered Shares	8,473	723,055
Roche Holding AG	2,622	855,180
Siemens Energy AG(f)	838,225	28,036,060
Sika AG, Registered Shares	97,428	29,098,095
Straumann Holding AG, Registered Shares	12,872	18,396,303

		133,608,582

Taiwan — 1.1%
ASE Technology Holding Co. Ltd.	103,000	430,410
Asustek Computer, Inc.	24,000	321,447
Cathay Financial Holding Co. Ltd.	2,811,000	5,247,672
Chunghwa Telecom Co. Ltd.	1,438,000	5,861,756
Formosa Chemicals & Fibre Corp.	1,249,000	4,049,265
Formosa Plastics Corp.	1,108,000	4,188,630
Fubon Financial Holding Co. Ltd.	3,058,000	7,007,198
Hon Hai Precision Industry Co. Ltd.	1,555,760	6,395,801
MediaTek, Inc.	381,000	15,972,496
Nan Ya Plastics Corp.	1,516,000	4,763,992
Nanya Technology Corp.	190,000	615,277
Taiwan Semiconductor Manufacturing Co. Ltd.	10,995,000	231,550,378
Uni-President Enterprises Corp.	2,070,000	5,544,405
United Microelectronics Corp.	302,000	602,342
Yageo Corp.	464,000	8,936,543

		301,487,612

Thailand — 0.0%
Intouch Holdings PCL, Class F	2,781,700	5,695,170
Thai Beverage PCL	3,284,400	1,763,240

		7,458,410

Turkey — 0.0%
Turkiye Petrol Rafinerileri A/S(f)	48,785	517,093

United Arab Emirates(d) — 0.0%
Jawbone Health Hub, Inc., (Acquired 01/24/17, Cost: $0), 01/24/17(h)	1,518,232	15
NMC Health PLC(f)	1,077,976	15

		30

United Kingdom — 2.9%
Anglo American PLC	396,257	16,801,465
AstraZeneca PLC	1,460,465	155,457,550
Auto Trader Group PLC(b)(f)	1,250,682	9,846,112
Barclays PLC	2,046,340	4,954,125
Berkeley Group Holdings PLC	255,855	16,351,312
BP PLC	132,672	555,411
BT Group PLC(f)	159,300	363,354
Capri Holdings Ltd.(f)	387,803	21,360,189
Compass Group PLC(c)(f)	2,115,557	46,022,398
Diageo PLC	72,271	3,244,344
Farfetch Ltd., Class A(f)	356,335	17,456,852
Ferguson PLC	124,438	15,694,869
GlaxoSmithKline PLC	183,941	3,399,182
Legal & General Group PLC	496,228	1,863,131
Linde PLC	1,744	498,505
Lloyds Banking Group PLC(c)	161,400,663	101,211,022
National Grid PLC	65,514	825,839

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	17

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Reckitt Benckiser Group PLC.	5,542	$493,446
RELX PLC	32,540	844,265
Rio Tinto PLC	206,859	17,325,923
The Hut Group, (Acquired 09/16/20, Cost: $24,716,037)(h)	7,054,033	60,400,207
THG Holdings Ltd.(f)	2,346,296	20,090,176
Unilever PLC	2,598,709	152,224,795
Vodafone Group PLC	56,980,524	107,533,567

		774,818,039

United States — 44.1%
Abbott Laboratories(i)	892,358	107,154,349
AbbVie, Inc.(i)	1,473,022	164,241,953
ACV Auctions, Inc., Class A(f)	330,916	11,247,836
Adobe, Inc.(f)	5,598	2,845,687
Advance Auto Parts, Inc.	42,977	8,602,276
Advanced Micro Devices, Inc.(f)	13,086	1,068,079
Aflac, Inc.	7,961	427,745
Air Products & Chemicals, Inc.	430,336	124,143,329
Alaska Air Group, Inc.(f)	95,953	6,634,190
Alkami Technology, Inc.(f)	2,832	135,058
Alphabet, Inc., Class A(f)	6,857	16,137,950
Alphabet, Inc., Class C(f)(i)	184,841	445,488,991
Altair Engineering, Inc., Class A(f)	315,599	20,513,935
Altria Group, Inc.	12,886	615,307
Amazon.com, Inc.(f)(i)	103,839	360,053,425
American Express Co.	5,583	856,153
American Tower Corp.	694,062	176,826,176
American Water Works Co., Inc.	96,591	15,067,230
Amgen, Inc.	66,846	16,018,975
Analog Devices, Inc.	34,858	5,338,851
Anthem, Inc.	261,268	99,122,467
Aon PLC, Class A	3,271	822,460
Apellis Pharmaceuticals, Inc.(f)	132,284	6,702,830
Apple, Inc.(i)	3,612,598	474,912,133
Applied Materials, Inc.	806,805	107,071,092
Aramark	69,518	2,702,165
Arrival Ltd., (Acquired 03/25/21, Cost: $31,714,917)(h)	4,373,837	78,099,235
Atlassian Corp. PLC, Class A(f)	66,549	15,809,380
Autodesk, Inc.(f)	292,007	85,239,763
Avalara, Inc.(f)	71,581	10,143,744
Bank of America Corp.(i)	8,337,036	337,900,069
Bank of New York Mellon Corp.	37,415	1,866,260
Baxter International, Inc.	225,440	19,317,954
Becton Dickinson and Co.	205,263	51,071,487
Berkshire Hathaway, Inc., Class B(f)	134,694	37,034,115
Boston Scientific Corp.(f)	4,626,690	201,723,684
Bright Horizons Family Solutions, Inc.(f)	29,696	4,300,872
Bristol-Myers Squibb Co.	1,807,439	112,820,342
Broadcom, Inc.	37,074	16,913,159
Brown-Forman Corp., Class B	29,241	2,230,503
C.H. Robinson Worldwide, Inc.	129,719	12,593,121
C3.AI, Inc., Class A, (Acquired 12/08/20, Cost: $18,913,957)(h)	710,960	46,610,956
Cadence Design Systems, Inc.(f)	85,330	11,243,934
California Resources Corp.(f)	231,154	5,478,350
Capital One Financial Corp.	1,277,323	190,423,313
Cerner Corp.	32,967	2,474,173
Charles Schwab Corp.	2,456,377	172,928,941
Charter Communications, Inc., Class A(f)	176,917	119,144,754

Security	Shares	Value

United States (continued)
Chubb Ltd.	321,428	$55,153,831
Cigna Corp.	7,827	1,949,001
Citigroup, Inc.	647,504	46,128,185
Clorox Co.	1,607	293,278
Cloudera, Inc.(f)	141,151	1,791,206
Cognizant Technology Solutions Corp., Class A	839,518	67,497,247
Coinbase Global Inc., Class A(f)	124,205	36,968,376
Colgate-Palmolive Co.	253,169	20,430,738
Comcast Corp., Class A	3,361,149	188,728,516
ConocoPhillips	1,838,185	94,004,781
Consolidated Edison, Inc.	4,991	386,353
Constellation Brands, Inc., Class A	6,091	1,463,789
Corteva, Inc.	55,776	2,719,638
Costco Wholesale Corp.	304,356	113,247,824
Coupa Software, Inc.(f)	25,660	6,903,566
Crowdstrike Holdings, Inc., Class A(f)	240,803	50,209,834
Crown PropTech Acquisitions(f)	487,104	4,846,685
Crown Proptech Acquisitions Pvt Ltd.(d)	186,720	812
Cummins, Inc.	5,193	1,308,844
D.R. Horton, Inc.	1,305,287	128,296,659
Danimer Scientific, Inc.(f)	142,774	3,647,876
Datadog, Inc., Class A(f)	76,638	6,573,241
Davidson Kempner Merchant Co-Invest Fund LP, (Acquired 04/01/21, Cost: $26,559,000)(d)(h)(j)	26,559,000	26,559,000
Deere & Co.	38,373	14,230,627
Dell Technologies, Inc., Class C(f)	882,464	86,772,685
Delta Air Lines, Inc.(f)	113,974	5,347,660
Devon Energy Corp.	242,556	5,670,959
DexCom, Inc.(f)	4,315	1,666,022
DocuSign, Inc.(f)	4,230	943,036
Dow, Inc.	147,597	9,224,813
Dynatrace, Inc.(f)	363,717	18,927,833
Eaton Corp. PLC	17,701	2,530,004
eBay, Inc.	22,921	1,278,763
Ecolab, Inc.	7,219	1,617,922
Edwards Lifesciences Corp.(f)	531,884	50,805,560
Electronic Arts, Inc.	11,449	1,626,674
Emerson Electric Co.	16,203	1,466,209
Energy Select Sector SPDR Fund	138,740	6,852,369
EPAM Systems, Inc.(f)	14,823	6,785,228
Epic Games, Inc., (Acquired 07/02/20, Cost: $23,484,725), 07/02/20(d)(h)	40,843	36,146,055
EQT Corp.(f)	4,400,865	84,056,521
Equinix, Inc.	818	589,582
Exelon Corp.	10,292	462,522
Expedia Group, Inc.	73,690	12,986,389
Exxon Mobil Corp.	58,354	3,340,183
Facebook, Inc., Class A(f)(i)	356,724	115,963,838
FedEx Corp.	8,995	2,611,338
Fifth Wall Acquisition Corp. I(f)	985,687	10,704,561
Ford Motor Co.(f)	43,179	498,286
Fortinet, Inc.(f)	112,871	23,051,644
Fortive Corp.	2,104,039	149,008,042
Fortune Brands Home & Security, Inc.	133,595	14,024,803
Fox Corp., Class A	34,741	1,300,008
Fox Corp., Class B	29,870	1,086,671
FQT Private (d)	2,439,185	2,512,361
Freeport-McMoRan, Inc.	3,546,899	133,753,561
Gilead Sciences, Inc.	13,027	826,824
Global Payments, Inc.	841,111	180,527,654
Goldman Sachs Group, Inc.	32,067	11,173,746

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
HCA Healthcare, Inc.	16,228	$3,262,802
Health Care Select Sector SPDR Fund	201,333	24,427,733
Healthcare Merger Corp., (Acquired 10/30/20, Cost: $8,907,020), 10/30/20(h)	890,702	6,992,011
Hilton Worldwide Holdings, Inc.(f)	288,585	37,140,890
Home Depot, Inc.	469,768	152,049,809
HP, Inc.	42,320	1,443,535
Humana, Inc.	9,077	4,041,443
IDEXX Laboratories, Inc.(f)	1,830	1,004,652
iHeartMedia, Inc., Class A(f)	10,778	206,291
Illinois Tool Works, Inc.	12,294	2,833,275
Illumina, Inc.(f)	11,004	4,322,811
Incyte Corp.(f)	5,696	486,324
Insulet Corp.(f)	16,101	4,753,337
Intel Corp.	77,536	4,460,646
International Flavors & Fragrances, Inc.	632,504	89,923,094
International Paper Co.	35,022	2,031,276
Intuit, Inc.	4,822	1,987,436
Intuitive Surgical, Inc.(f)	67,048	57,996,520
Iovance Biotherapeutics, Inc.(f)	86,575	2,721,918
IQVIA Holdings, Inc.(f)	2,025	475,247
Johnson & Johnson	1,673,704	272,361,852
JPMorgan Chase & Co.	1,993,119	306,561,633
Khosla Ventures Acquisition Co.(f)	789,523	8,289,992
Kroger Co.	10,549	385,460
L3Harris Technologies, Inc.	649,087	135,808,473
Lam Research Corp.	1,579	979,691
Las Vegas Sands Corp.	280,956	17,211,365
Liberty Media Acquisition Corp.(f)	1,579,349	16,899,034
Liberty Media Corp. - Liberty SiriusXM, Class A(f)	937,215	42,352,746
Liberty Media Corp. - Liberty SiriusXM, Class C(f)	1,178,782	53,316,310
Lions Gate Entertainment Corp., Class A(f)	179,067	2,591,099
Live Nation Entertainment, Inc.(f)	74,606	6,108,739
Lookout, Inc., (Acquired 03/04/15, Cost: $2,002,652), 03/04/15(d)(h)	175,316	1,029,105
Lowe’s Cos., Inc.	595,831	116,931,834
Lyft, Inc., Class A(f)	595,950	33,170,577
ManpowerGroup, Inc.	52,305	6,323,151
Marathon Oil Corp.	149,546	1,683,888
Marriott International, Inc., Class A(f)	3,826	568,238
Marsh & McLennan Cos., Inc.	961,137	130,426,291
Masco Corp.	341,796	21,833,928
Mastercard, Inc., Class A	730,002	278,904,564
McDonald’s Corp.	566,636	133,771,427
McKesson Corp.	3,610	677,092
Medallia, Inc.(f)	725,067	21,382,226
Merck & Co., Inc.	33,167	2,470,942
Micron Technology, Inc.(f)	1,375,836	118,418,205
Microsoft Corp.	2,390,250	602,773,245
MongoDB, Inc.(f)	44,650	13,281,589
Monster Beverage Corp.(f)	94,574	9,178,407
Morgan Stanley	1,660,248	137,053,472
Netflix, Inc.(f)	4,737	2,432,307
Nevro Corp.(f)	24,265	4,193,235
New Relic, Inc.(f)	137,229	8,823,825
NextEra Energy, Inc.	2,766,443	214,426,997
NIKE, Inc., Class B	2,841	376,773
Northern Genesis Acquisition Corp. II(f)	379,710	4,028,723
Northern Trust Corp.	14,578	1,658,976
Northrop Grumman Corp.	10,231	3,626,276
NVIDIA Corp.	199,218	119,606,503

Security	Shares	Value

United States (continued)
Okta, Inc.(f)	85,322	$23,011,343
Opendoor Technologies Inc.(f)	744,088	15,082,664
Otis Worldwide Corp.	42,504	3,309,786
Palo Alto Networks, Inc.(f)	70,061	24,758,857
Parker-Hannifin Corp.	2,166	679,712
PayPal Holdings, Inc.(f)	545,080	142,969,033
Peloton Interactive, Inc., Class A(f)	673,770	66,265,279
Penn National Gaming, Inc.(f)	144,042	12,837,023
PepsiCo, Inc.	120,734	17,405,013
Philip Morris International, Inc.	5,358	509,010
Pioneer Natural Resources Co.	6,249	961,284
PNC Financial Services Group, Inc.	10,726	2,005,226
PPG Industries, Inc.	675,979	115,754,644
Prologis, Inc.	17,430	2,031,118
Proofpoint, Inc.(f)	50,352	8,666,083
PTC, Inc.(f)	740,375	96,944,702
PubMatic, Inc., Class A(f)	173,466	8,928,295
PVH Corp.	99,520	11,263,674
Qualcomm, Inc.	224,209	31,120,209
Quest Diagnostics, Inc.	103,916	13,704,442
Raytheon Technologies Corp.	10,753	895,080
Regeneron Pharmaceuticals, Inc.(f)	1,660	798,958
Reinvent Technology Partners Z(f)	616,968	6,305,413
RingCentral, Inc., Class A(f)	39,686	12,657,850
Robert Half International, Inc.	68,514	6,002,512
Rockwell Automation, Inc.	3,575	944,730
Rotor Acquisition Corp.(f)	174,690	1,818,523
Rotor Acqusition Ltd.(d)	93,752	278,443
Sabre Corp.	78,339	1,173,518
salesforce.com, Inc.(f)	637,947	146,931,953
SBA Communications Corp.	4,737	1,419,774
Schlumberger NV	43,425	1,174,646
Seagen, Inc.(f)	58,469	8,405,503
Sempra Energy	1,006,940	138,524,736
Sensata Technologies Holding PLC(f)	78,622	4,539,634
ServiceNow, Inc.(f)	157,826	79,918,352
Silk Road Medical, Inc.(f)	159,345	9,742,353
Sonos, Inc.(f)	1,019,865	40,825,196
Southern Co.	19,707	1,304,012
Southwest Airlines Co.	903,171	56,701,075
SPDR Euro Stoxx 50 ETF	87,685	4,074,722
Splunk, Inc.(f)	100,668	12,726,449
Stanley Black & Decker, Inc.	4,107	849,204
Starwood Property Trust, Inc.	763,010	19,700,918
Stryker Corp.	47,361	12,438,419
Sun Country Airlines Hodings, Inc., (Acquired 03/17/21, Cost: $21,728,687)(h)	963,151	37,719,347
Sunnova Energy International, Inc.(f)	58,463	2,064,913
Sysco Corp.	5,485	464,744
Target Corp.	7,425	1,538,906
Tesla, Inc.(f)	2,961	2,100,652
Thermo Fisher Scientific, Inc	227,193	106,832,964
Thoma Bravo Advantage, Class A, Class A(f)	577,054	6,307,200
TJX Cos., Inc.	1,630,332	115,753,572
T-Mobile US, Inc.(f)	207,893	27,468,902
Toll Brothers, Inc.	557,006	34,924,276
TransDigm Group, Inc.(f)	44,066	27,045,067
Twilio, Inc., Class A(f)	69,403	25,526,423
U.S. Bancorp	418,444	24,834,651
Uber Technologies, Inc.(f)	46,665	2,555,842
Ulta Beauty, Inc.(f)	43,004	14,163,367

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	19

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Shares	Value

United States (continued)
Union Pacific Corp.		555,442	$123,358,114
United Parcel Service, Inc., Class B		907,416	184,985,826
United States Steel Corp.		782,503	18,005,394
UnitedHealth Group, Inc.		669,392	266,953,530
UWM Holdings Corp, (Acquired 01/20/21, Cost: $8,662,920), 01/20/21(h)		1,378,691	8,179,347
Vail Resorts, Inc.		6,882	2,237,751
Valero Energy Corp.		867,501	64,160,374
VeriSign, Inc.(f)		24,870	5,440,810
Verizon Communications, Inc.		39,203	2,265,541
Vertex Pharmaceuticals, Inc.(f)		130,641	28,505,866
Vertiv Holdings Co.		372,429	8,454,138
Vertiv Holdings Co., (Acquired 02/04/20, Cost: $51,266,950), 02/04/20(h)		5,126,695	116,375,976
VF Corp.		14,497	1,270,807
Visa, Inc., Class A		130,916	30,576,741
VMware, Inc., Class A(f)		751,280	120,828,362
Vulcan Materials Co.		701,448	125,026,092
Walmart, Inc.		532,889	74,556,500
Walt Disney Co.(f)		1,068,832	198,824,129
Wayfair, Inc., Class A(f)		15,322	4,528,724
Western Digital Corp.		229,570	16,214,529
Weyerhaeuser Co.		283,125	10,976,756
Workday, Inc., Class A(f)		50,045	12,361,115
Wynn Resorts Ltd.(f)		198,517	25,489,583
Xilinx, Inc.		93,876	12,012,373
Yum! Brands, Inc.		5,232	625,329
Zoetis, Inc.		92,350	15,979,321
Zoom Video Communications, Inc., Class A(f)		8,856	2,830,112
Zscaler, Inc.(f)		141,789	26,605,288

			11,929,366,848

Total Common Stocks — 69.7% (Cost: $12,252,292,044)			18,869,138,456

		Par (000)

Corporate Bonds

Argentina — 0.0%
Genneia SA, 8.75%, 01/20/22(b)	USD	3,026	2,688,979

Australia — 0.6%
Quintis Australia Pty. Ltd.(b)(d)(g)(k)
(12.00% Cash), 12.00%, 10/01/28		82,685	82,684,528
(7.50% Cash or 8.00% PIK), 8.00%, 10/01/26		85,419	85,418,997
Westpac Banking Corp., 2.96%, 11/16/40		1,660	1,561,946

			169,665,471

Austria — 0.0%
Klabin Austria GmbH, 3.20%, 01/12/31(b)		4,285	4,058,698

Bahamas — 0.0%
Intercorp Peru Ltd., 3.88%, 08/15/29(b)		2,499	2,483,069

Bahrain — 0.0%
BBK BSC, 5.50%, 07/09/24		2,798	2,946,294
Oil and Gas Holding Co., 7.63%, 11/07/24		2,594	2,893,607

			5,839,901

Security		Par (000)	Value

Bermuda(b) — 0.0%
Geopark Ltd., 5.50%, 01/17/27	USD	1,345	$1,377,448
Investment Energy Resources Ltd., 6.25%, 04/26/29		1,775	1,887,713
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.85%, 10/14/38		4,965	5,515,184

			8,780,345

Brazil — 0.2%
Banco do Brasil SA, 4.75%, 03/20/24		1,250	1,335,625
Itau Unibanco Holding SA/Cayman Island 5.13%, 05/13/23(b)		762	807,387
3.25%, 01/24/25		2,738	2,807,135
3.25%, 01/24/25(b)		1,282	1,314,371
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 4.00%, 07/27/25(k)		2,416	2,525,928
Petrobras Global Finance BV
5.30%, 01/27/25		8,018	8,881,438
6.00%, 01/27/28		1,565	1,764,538
5.60%, 01/03/31		9,475	10,221,156
Rumo Luxembourg Sarl, 5.88%, 01/18/25(b)		5,969	6,294,310
Suzano Austria GmbH, 3.75%, 01/15/31		2,629	2,681,580
Vale Overseas Ltd., 3.75%, 07/08/30		3,884	4,068,975

			42,702,443

Canada — 0.1%
1011778 BC ULC/New Red Finance, Inc.(b)
4.38%, 01/15/28		378	382,725
4.00%, 10/15/30		2,708	2,640,300
Bausch Health Cos., Inc., 7.00%, 01/15/28(b)		376	408,900
Bombardier, Inc., 6.13%, 01/15/23(b)		174	182,401
Brookfield Residential Properties, Inc./Brookfield
Residential U.S. Corp., 6.25%, 09/15/27(b)		341	361,460
Clarios Global LP, 6.75%, 05/15/25(b)		133	142,809
First Quantum Minerals Ltd., 6.88%, 10/15/27(b)		4,329	4,729,432
GFL Environmental, Inc., 5.13%, 12/15/26(b)		230	240,925
Hudbay Minerals, Inc., 6.13%, 04/01/29(b)		573	609,279
Mattamy Group Corp.(b)
5.25%, 12/15/27		131	137,222
4.63%, 03/01/30		4,728	4,775,280
MEGlobal Canada ULC, 5.88%, 05/18/30		2,531	3,095,413

			17,706,146

Cayman Islands — 0.1%
Bioceanico Sovereign Certificate Ltd., 0.00%, 06/05/34(e)		847	617,462
Melco Resorts Finance Ltd.
4.88%, 06/06/25		563	576,899
5.38%, 12/04/29(b)		388	411,086
MGM China Holdings Ltd.(b)
5.38%, 05/15/24		409	420,963
5.88%, 05/15/26		413	435,018
Oryx Funding Ltd., 5.80%, 02/03/31(b)		1,185	1,254,323
Sable International Finance Ltd., 5.75%, 09/07/27		3,382	3,546,872
Shelf Drilling Holdings Ltd., 8.88%, 11/15/24(b)		543	557,933
Vale Overseas Ltd., 6.25%, 08/10/26		2,367	2,827,529
Wynn Macau Ltd.(b)
4.88%, 10/01/24		459	465,197
5.13%, 12/15/29		391	400,653

			11,513,935

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H OL D E R S

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chile — 0.1%
Corp. Nacional del Cobre de Chile
3.75%, 01/15/31(b)	USD	400	$431,500
4.25%, 07/17/42		5,401	5,867,849
Embotelladora Andina SA, 3.95%, 01/21/50(b)		1,006	1,057,432
Empresa de Transporte de Pasajeros Metro SA(b)
3.65%, 05/07/30		200	214,750
5.00%, 01/25/47		1,329	1,539,397
Empresa Nacional del Petroleo, 4.50%, 09/14/47		2,886	2,847,400
GNL Quintero SA, 4.63%, 07/31/29		2,832	3,094,491
Kenbourne Invest SA, 6.88%, 11/26/24(b)		5,172	5,499,387
VTR Comunicaciones SpA, 4.38%, 04/15/29(b)		2,809	2,832,701

			23,384,907

China — 0.0%
China Milk Products Group Ltd., 0.00%, 01/15/49(e)(f)(l)		39,500	39,500

Colombia — 0.1%
Banco GNB Sudameris SA, (5 year CMT + 6.66%), 7.50%, 04/16/31(a)(b)		1,007	1,031,218
Bancolombia SA, 3.00%, 01/29/25		1,284	1,312,890
Ecopetrol SA
5.38%, 06/26/26		1,833	2,056,993
6.88%, 04/29/30		5,371	6,498,642
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(b)		5,034	5,064,833
Grupo Aval Ltd., 4.38%, 02/04/30(b)		3,250	3,253,656
Millicom International Cellular SA, 5.13%, 01/15/28		2,411	2,538,888
SURA Asset Management SA, 4.88%, 04/17/24(b)		1,787	1,942,022

			23,699,142

Cyprus — 0.0%
MHP SE, 7.75%, 05/10/24(b)		3,612	3,801,179

Dominican Republic — 0.0%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(b)		3,841	4,045,053

France(b) — 0.0%
Altice France SA
7.38%, 05/01/26		2,631	2,727,821
5.50%, 01/15/28		546	562,489

			3,290,310

Germany — 0.2%
Deutsche Bank AG, (SOFR + 2.76%), 3.73%, 01/14/32(a)		3,245	3,215,672
Douglas GmbH, 6.00%, 04/08/26(b)	EUR	16,588	20,042,632
Kirk Beauty SUN GmbH, (8.25% Cash or 9.00% PIK), 9.00%, 10/01/26(b)(k)		8,272	9,931,683
KME SE, 6.75%, 02/01/23		11,892	11,380,534

			44,570,521

Greece — 0.1%
Ellaktor Value PLC, 6.38%, 12/15/24(b)		14,660	16,398,281

Guatemala(b) — 0.0%
Banco Industrial SA, (5 year CMT + 4.44%), 4.88%, 01/29/31(a)	USD	1,250	1,286,563
Central American Bottling Corp., 5.75%, 01/31/27		2,022	2,128,155
Energuate Trust, 5.88%, 05/03/27(c)		4,059	4,272,097

			7,686,815

Security		Par (000)	Value

India — 0.0%
Muthoot Finance Ltd., 6.13%, 10/31/22(b)	USD	4,179	$4,315,601
REI Agro Ltd.(f)(l)
5.50%, 11/13/21		44,430	426,972
5.50%, 11/13/21(d)		8,271	1

			4,742,574

Indonesia — 0.0%
Pertamina Persero PT
3.65%, 07/30/29		5,508	5,824,022
3.10%, 08/27/30		1,964	1,996,131

			7,820,153

Ireland — 0.0%
C&W Senior Financing DAC, 6.88%, 09/15/27		3,340	3,540,400
Phosagro OAO Via Phosagro Bond Funding DAC, 3.05%, 01/23/25(b)		1,598	1,641,745

			5,182,145

Isle of Man — 0.0%
AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30		1,270	1,317,498

Israel(b) — 0.1%
Bank Leumi Le-Israel BM, (5 year CMT + 1.63%), 3.28%, 01/29/31(a)		6,019	6,203,332
Energean Israel Finance Ltd.
4.50%, 03/30/24		1,370	1,405,537
4.88%, 03/30/26		1,615	1,665,549
Leviathan Bond Ltd., 5.75%, 06/30/23		5,450	5,701,301

			14,975,719

Italy — 0.1%
Forno d’Asolo SpA, (3 mo. Euribor + 5.50%), 5.50%, 04/30/27(a)(b)	EUR	21,390	25,212,084

Japan — 0.0%
Nissan Motor Co. Ltd., 3.52%, 09/17/25(b)	USD	1,964	2,100,317
Takeda Pharmaceutical Co. Ltd., 3.18%, 07/09/50		1,151	1,094,957

			3,195,274

Kazakhstan — 0.0%
KazMunayGas National Co. JSC, 3.50%, 04/14/33(b)(c)		666	688,977

Kuwait — 0.0%
NBK Tier 1 Financing Ltd., (6 year USD Swap + 2.88%), 3.63%(a)(b)(m)		3,499	3,491,346

Luxembourg — 0.2%
Altice Financing SA, 5.00%, 01/15/28(b)		598	589,778
Atento Luxco 1 SA, 8.00%, 02/10/26(b)		630	684,456
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc., 6.13%, 04/01/29(b)		999	989,010
FEL Energy VI Sarl, 5.75%, 12/01/40		2,587	2,689,672
Garfunkelux Holdco 3 SA(b)
6.75%, 11/01/25	EUR	4,916	6,131,894
7.75%, 11/01/25	GBP	8,358	11,975,436
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(b)	USD	22,270	23,021,612
Kenbourne Invest SA, 4.70%, 01/22/28(b)		770	787,325
Millicom International Cellular SA(b)
5.13%, 01/15/28		1,991	2,096,312
4.50%, 04/27/31		4,121	4,378,562
Puma International Financing SA
5.13%, 10/06/24		643	652,444

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	21

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Luxembourg (continued)
Puma International Financing SA (continued)
5.00%, 01/24/26(b)	USD	792	$796,109
Simpar Europe SA, 5.20%, 01/26/31(b)		3,172	3,195,790

			57,988,400

Malaysia — 0.0%
Petronas Capital Ltd., 3.50%, 04/21/30(b)		1,816	1,959,646

Mauritius(b) — 0.0%
HTA Group Ltd., 7.00%, 12/18/25		3,363	3,579,073
India Green Energy Holdings, 5.38%, 04/29/24		2,961	3,086,842

			6,665,915

Mexico — 0.2%
Alfa SAB de CV
6.88%, 03/25/44(b)(c)		2,019	2,556,357
6.88%, 03/25/44		200	253,230
Alpek SAB de CV, 3.25%, 02/25/31(b)		460	456,550
Cemex SAB de CV
5.45%, 11/19/29(c)		2,756	3,018,337
5.20%, 09/17/30(b)		1,550	1,686,710
3.88%, 07/11/31(b)		1,481	1,460,192
Coca-Cola Femsa SAB de C.V., 1.85%, 09/01/32		400	371,252
Controladora Mabe SA de CV, 5.60%, 10/23/28(b)		3,541	4,114,863
Cydsa SAB de CV, 6.25%, 10/04/27(b)		2,092	2,181,302
Grupo Bimbo SAB de CV, (5 year CMT + 3.28%), 5.95%(a)(b)(m)		3,623	3,830,417
Industrias Penoles SAB de CV, 4.75%, 08/06/50(b)		646	663,765
Infraestructura Energetica Nova SAB de CV(b)
4.88%, 01/14/48		1,666	1,673,830
4.75%, 01/15/51		519	511,215
Kimberly-Clark de Mexico SAB de CV, 2.43%, 07/01/31(b)		646	632,878
Mexico City Airport Trust
4.25%, 10/31/26(b)		2,900	3,112,606
5.50%, 07/31/47		2,617	2,650,203
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 02/11/25(b)		4,199	4,023,954
Petroleos Mexicanos
6.88%, 08/04/26		1,147	1,238,187
6.50%, 03/13/27		13,175	13,965,500
6.84%, 01/23/30		2,116	2,174,190
5.95%, 01/28/31		2,588	2,498,455
6.35%, 02/12/48		5,119	4,351,150
7.69%, 01/23/50		2,697	2,595,863
Trust Fibra Uno, 5.25%, 01/30/26(b)		2,646	2,988,624

			63,009,630

MultiNational(b) — 0.0%
JBS USA LUX SA/JBS USA Food Co./JBS USA
Finance, Inc., 6.50%, 04/15/29		832	933,928
Promigas SA ESP/Gases del Pacifico SAC, 3.75%, 10/16/29		704	713,592

			1,647,520

Netherlands — 0.1%
Embraer Netherlands Finance BV, 6.95%, 01/17/28(b)		2,629	2,944,480
Equate Petrochemical BV(b)
4.25%, 11/03/26		1,944	2,147,269
2.63%, 04/28/28		1,824	1,826,098
Petrobras Global Finance BV, 4.38%, 05/20/23		1,019	1,080,013

Security		Par (000)	Value

Netherlands (continued)
VEON Holdings BV(b)
4.00%, 04/09/25	USD	3,603	$3,777,520
3.38%, 11/25/27		1,276	1,279,828
Vivo Energy Investments BV, 5.13%, 09/24/27(b)		1,960	2,090,830
Ziggo Bond Co. BV, 6.00%, 01/15/27(b)		340	355,300
Ziggo BV(b)
5.50%, 01/15/27		1,445	1,502,916
4.88%, 01/15/30		227	233,292

			17,237,546

Oman — 0.0%
OQ SAOC, 5.13%, 05/06/28(b)(c)		2,808	2,838,748

Panama — 0.1%
AES Panama Generation Holdings SRL, 4.38%, 05/31/30(b)		2,156	2,227,849
Banco Nacional de Panama, 2.50%, 08/11/30(b)		1,372	1,308,202
Banistmo SA, 3.65%, 09/19/22		2,517	2,569,857
Carnival Corp., 11.50%, 04/01/23(b)		4,335	4,981,782

			11,087,690

Peru — 0.0%
Banco de Credito del Peru, (5 year CMT + 3.00%), 3.13%, 07/01/30(a)(b)		735	723,056
Banco Internacional del Peru SAA Interbank, 3.25%, 10/04/26(b)		1,004	1,010,928
Inkia Energy Ltd., 5.88%, 11/09/27		3,840	3,840,000
InRetail Consumer, 3.25%, 03/22/28(b)		1,495	1,422,717
Kallpa Generacion SA, 4.88%, 05/24/26		1,897	1,965,766
Nexa Resources SA, 5.38%, 05/04/27(b)		719	762,859

			9,725,326

S.Georgia/S.San — 0.0%
Credit Suisse Group Guernsey VII Ltd., Series AR, 3.00%, 11/12/21(b)(c)(d)	CHF	4,800	5,592,577

Saudi Arabia(b) — 0.1%
Arabian Centres Sukuk Ltd., 5.63%, 10/07/26	USD	4,474	4,595,637
Saudi Arabian Oil Co., 2.25%, 11/24/30		12,706	12,243,819

			16,839,456

Singapore(b) — 0.0%
Continuum Energy Levanter Pte Ltd., 4.50%, 02/09/27		1,921	1,946,934
Puma International Financing SA, 5.13%, 10/06/24		4,335	4,398,670

			6,345,604

South Africa — 0.0%
Gold Fields Orogen Holdings BVI Ltd., 5.13%, 05/15/24(b)		3,714	4,040,832
Sasol Financing USA LLC, 6.50%, 09/27/28		2,782	3,069,798

			7,110,630

South Korea — 0.0%
Clark Equipment Co., 5.88%, 06/01/25(b)		919	974,312

Spain — 0.0%
Banco Bilbao Vizcaya Argentaria SA, (5 year USD Swap + 3.87%), 6.13%(a)(m)		1,800	1,923,102

Turkey — 0.1%
Bio City Development Co. BV, 8.00%, 07/06/21(b)(d)(f)(l)(n)		140,850	13,211,730

22	2 0 2 1 B L A C K R O CK A N N U A L R E P O RT T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United Arab Emirates — 0.0%
DP World Ltd., 6.85%, 07/02/37	USD	2,210	$2,926,592
MAF Sukuk Ltd., 4.64%, 05/14/29		3,632	4,067,386

			6,993,978

United Kingdom — 0.2%
Algeco Global Finance PLC, 6.50%, 02/15/23	EUR	29,191	35,674,847
Antofagasta PLC, 2.38%, 10/14/30(b)	USD	617	600,033
Fresnillo PLC, 4.25%, 10/02/50(b)		1,218	1,193,107
Liquid Telecommunications Financing PLC, 5.50%, 09/04/26(b)		2,754	2,904,609
Royalty Pharma PLC, 3.55%, 09/02/50(b)		2,214	2,096,082
Vedanta Resources Finance II PLC, 8.95%, 03/11/25(b)		2,038	2,009,468
Virgin Media Finance PLC, 5.00%, 07/15/30(b)		503	501,531
Vmed O2 UK Financing I PLC, 4.25%, 01/31/31(b)		234	226,395
Vodafone Group PLC, 4.25%, 09/17/50		1,927	2,142,747

			47,348,819

United States — 4.1%
7-Eleven, Inc., 2.80%, 02/10/51(b)		2,332	2,111,008
AbbVie, Inc., 4.25%, 11/21/49		689	780,685
Acadia Healthcare Co., Inc.(b)
5.50%, 07/01/28		2,027	2,141,019
5.00%, 04/15/29		702	725,693
ADT Security Corp., 4.88%, 07/15/32(b)		190	198,866
Affinity Gaming, 6.88%, 12/15/27(b)		2,731	2,898,970
Air Lease Corp., 3.13%, 12/01/30		4,842	4,841,183
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC
5.75%, 03/15/25		318	327,938
3.50%, 03/15/29(b)		12,479	11,979,840
Allegiant Travel Co., 8.50%, 02/05/24(b)		19,212	20,941,080
Altria Group, Inc.
3.40%, 02/04/41		1,194	1,094,457
3.70%, 02/04/51		2,304	2,066,897
Amazon.com, Inc., 2.50%, 06/03/50		2,346	2,108,555
AMC Networks, Inc.
5.00%, 04/01/24		215	217,903
4.75%, 08/01/25		429	441,870
American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/28(b)		185	187,775
American Tower Corp.
3.10%, 06/15/50		1,201	1,119,897
2.95%, 01/15/51		2,381	2,164,442
AMN Healthcare, Inc., 4.00%, 04/15/29(b)		855	855,000
Anheuser-Busch InBev Worldwide, Inc., 4.50%, 06/01/50		2,543	2,915,439
Anthem, Inc., 3.13%, 05/15/50		1,146	1,102,498
Apple, Inc., 2.65%, 02/08/51		2,306	2,140,471
Aramark Services, Inc.
4.75%, 06/01/26		547	559,991
5.00%, 02/01/28(b)		1,255	1,313,044
AT&T, Inc., 3.30%, 02/01/52		2,333	2,123,323
Avantor Funding, Inc., 4.63%, 07/15/28(b)		2,956	3,096,410
Avaya, Inc., 6.13%, 09/15/28(b)		3,832	4,071,500
Axalta Coating Systems LLC, 3.38%, 02/15/29(b)		521	506,271
B&G Foods, Inc., 5.25%, 09/15/27		146	151,092
Ball Corp., 2.88%, 08/15/30		862	832,408
Bank of America Corp.(a)
(3 mo. LIBOR US + 3.15%), 4.08%, 03/20/51		974	1,093,532
(SOFR + 1.22%), 2.65%, 03/11/32		13,301	13,412,694

Security		Par (000)	Value

United States (continued)
Bank of America Corp.(a) (continued)
(SOFR + 1.32%), 2.69%, 04/22/32	USD	4,751	$4,807,884
(SOFR + 1.65%), 3.48%, 03/13/52		2,048	2,098,938
BAT Capital Corp., 3.98%, 09/25/50		3,410	3,144,239
Bausch Health Americas, Inc., 9.25%, 04/01/26(b)		746	826,344
Bausch Health Cos., Inc.(b)
9.00%, 12/15/25		772	837,774
6.25%, 02/15/29		1,356	1,433,970
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/25(b)		1,075	1,162,075
Boise Cascade Co., 4.88%, 07/01/30(b)		466	493,960
Boyd Gaming Corp., 8.63%, 06/01/25(b)		1,435	1,588,832
Bristow Group, Inc., 6.88%, 03/01/28(b)		4,432	4,492,940
British Airways 2020-1 Class B Pass Through Trust, Series 20 - 1, Class B, 8.38%, 11/15/28(b)		406	465,038
British Airways Pass Through Trust, Series 2020-1, Class A, 4.25%, 05/15/34(b)		975	1,034,209
Broadcom, Inc.(b)
1.95%, 02/15/28		1,280	1,261,096
3.75%, 02/15/51		3,337	3,223,389
Buckeye Partners LP
4.15%, 07/01/23		129	133,515
4.35%, 10/15/24		1,170	1,221,188
4.13%, 03/01/25(b)		5,777	5,921,425
Builders FirstSource, Inc., 6.75%, 06/01/27(b)		315	338,751
BY Crown Parent LLC/BY Bond Finance, Inc., 4.25%, 01/31/26(b)		693	725,918
Caesars Entertainment, Inc.(b)
6.25%, 07/01/25		15,444	16,420,061
8.13%, 07/01/27		7,996	8,884,995
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25(b)		3,281	3,454,138
Calpine Corp.(b)
4.50%, 02/15/28		626	632,698
5.13%, 03/15/28		1,508	1,532,611
Carrier Global Corp., 3.58%, 04/05/50		4,325	4,349,615
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 03/01/30(b)		1,527	1,593,806
Cedar Fair LP, 5.25%, 07/15/29		275	282,785
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
5.50%, 05/01/25(b)		487	510,191
5.38%, 04/15/27		280	288,190
Centene Corp., 4.25%, 12/15/27		1,367	1,432,766
Centennial Resource Production LLC, 5.38%, 01/15/26(b)		575	538,344
Central American Bottling Corp., 5.75%, 01/31/27		3,005	3,162,762
Charter Communications Operating LLC/Charter Communications Operating Capital
2.80%, 04/01/31		15,705	15,563,160
3.50%, 06/01/41		2,215	2,130,736
3.70%, 04/01/51		828	778,984
Cheniere Energy Partners LP
5.63%, 10/01/26		612	638,010
4.50%, 10/01/29		736	768,200
Cheniere Energy, Inc., 4.63%, 10/15/28(b)		4,297	4,480,267
Chesapeake Energy Corp.(b)
5.50%, 02/01/26		4,991	5,265,505
5.88%, 02/01/29		910	980,525

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	23

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Chobani LLC/Chobani Finance Corp., Inc., 4.63%, 11/15/28(b)	USD	615	$633,450
CHS/Community Health Systems, Inc., 8.00%, 03/15/26(b)		1,893	2,039,707
Churchill Downs, Inc.(b)
5.50%, 04/01/27		333	345,676
4.75%, 01/15/28		131	134,603
Citigroup, Inc.(a)
(SOFR + 1.17%), 2.56%, 05/01/32(c)		3,525	3,521,162
(SOFR + 3.91%), 4.41%, 03/31/31		18,188	20,812,576
(SOFR + 4.55%), 5.32%, 03/26/41		1,620	2,105,902
Clarios Global LP/Clarios US Finance Co., 6.25%, 05/15/26(b)		265	281,082
Clean Harbors, Inc., 4.88%, 07/15/27(b)		294	306,128
CNX Resources Corp., 7.25%, 03/14/27(b)		181	195,520
CommScope Technologies LLC, 6.00%, 06/15/25(b)		2,170	2,207,975
CommScope, Inc., 7.13%, 07/01/28(b)		1,854	2,004,637
Continental Resources, Inc., 4.38%, 01/15/28		248	269,700
Crown Castle International Corp., 3.25%, 01/15/51		837	790,521
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)		886	917,010
CSC Holdings LLC(b)
5.50%, 05/15/26		771	792,896
5.38%, 02/01/28		826	869,274
5.75%, 01/15/30		1,144	1,216,215
4.13%, 12/01/30		9,915	9,865,425
4.63%, 12/01/30		18,248	17,837,420
3.38%, 02/15/31		3,518	3,295,486
CVS Health Corp., 5.05%, 03/25/48		628	772,247
DAE Funding LLC(b)
2.63%, 03/20/25(c)		1,428	1,441,209
3.38%, 03/20/28		4,729	4,717,177
Darling Ingredients, Inc., 5.25%, 04/15/27(b)		280	294,350
DaVita, Inc.(b)
4.63%, 06/01/30		9,533	9,652,162
3.75%, 02/15/31		15,222	14,460,900
DCP Midstream Operating LP
5.38%, 07/15/25		291	319,373
5.13%, 05/15/29		160	170,800
Dell International LLC/EMC Corp., 8.35%, 07/15/46(b)		1,384	2,168,983
DISH DBS Corp., 7.75%, 07/01/26		750	864,375
Elanco Animal Health, Inc.
4.91%, 08/27/21		272	274,521
5.90%, 08/28/28		372	423,001
Emergent BioSolutions, Inc., 3.88%, 08/15/28(b)		399	374,063
Encompass Health Corp., 4.50%, 02/01/28		426	441,443
Endeavor Energy Resources LP/EER Finance, Inc.(b)
6.63%, 07/15/25		296	315,240
5.50%, 01/30/26		270	279,617
5.75%, 01/30/28		990	1,056,825
Energizer Holdings, Inc.(b)
4.75%, 06/15/28		1,226	1,253,585
4.38%, 03/31/29		766	760,255
Energy Transfer Operating LP, 5.00%, 05/15/50		2,051	2,161,461
Enterprise Products Operating LLC, 3.20%, 02/15/52		3,538	3,259,786
Equinix, Inc., 2.95%, 09/15/51		2,412	2,202,789

Security		Par (000)	Value

United States (continued)
ESH Hospitality, Inc., 4.63%, 10/01/27(b)	USD	194	$205,640
Ford Motor Co.
9.00%, 04/22/25		1,048	1,279,870
9.63%, 04/22/30		297	416,543
Ford Motor Credit Co. LLC
5.13%, 06/16/25		1,421	1,552,300
4.13%, 08/17/27		2,478	2,589,783
Forestar Group, Inc.(b)
8.00%, 04/15/24		3,097	3,222,738
3.85%, 05/15/26		1,840	1,859,228
5.00%, 03/01/28		12,057	12,509,137
Freeport-McMoRan, Inc.
5.00%, 09/01/27		819	869,065
4.63%, 08/01/30		1,381	1,524,279
Fresh Market, Inc., 9.75%, 05/01/23(b)		3,262	3,347,627
Frontier Communications Corp.
10.50%, 09/15/22(f)(l)		13,388	10,174,880
11.00%, 09/15/25(f)(l)		3,170	2,417,125
5.88%, 10/15/27(b)		2,170	2,305,625
5.00%, 05/01/28(b)		5,269	5,380,966
6.75%, 05/01/29(b)		8,434	8,884,882
Frontier North Inc., 6.73%, 02/15/28		5,875	6,259,107
Full House Resorts, Inc., 8.25%, 02/15/28(b)		838	900,850
GCI LLC, 4.75%, 10/15/28(b)		1,436	1,479,080
General Electric Co., 4.35%, 05/01/50		2,598	2,892,656
General Motors Co., 5.95%, 04/01/49		2,252	2,911,566
General Motors Financial Co., Inc., 2.70%, 08/20/27		8,499	8,750,853
Genesis Energy LP/Genesis Energy Finance Corp., 8.00%, 01/15/27		1,243	1,280,563
Gilead Sciences, Inc., 2.80%, 10/01/50		2,363	2,124,939
Goldman Sachs Group Inc. (The), (SOFR + 1.28%), 2.62%, 04/22/32(a)		10,072	10,121,147
Goldman Sachs Group, Inc., (SOFR + 1.09%), 1.99%, 01/27/32(a)		14,025	13,321,260
Graham Packaging Co., Inc., 7.13%, 08/15/28(b)		364	390,390
Gray Television, Inc., 7.00%, 05/15/27(b)		506	552,173
Great Western Petroleum LLC/Great Western Finance Corp., 12.00%, 09/01/25(b)		1,148	995,890
Green Plains SPE LLC 02/26 11.75, 11.75%, 02/09/26(d)		91,561	91,680,029
Harsco Corp., 5.75%, 07/31/27(b)		129	136,007
Herc Holdings, Inc., 5.50%, 07/15/27(b)		315	333,113
Hess Corp., 5.60%, 02/15/41		1,836	2,151,753
Hilton Domestic Operating Co., Inc.
4.88%, 01/15/30		488	520,340
4.00%, 05/01/31(b)		931	940,310
3.63%, 02/15/32(b)		14,383	14,144,530
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27		332	344,865
Hologic, Inc., 3.25%, 02/15/29(b)		8,571	8,421,007
Homes By West Bay LLC, 9.50%, 04/30/27		19,399	19,011,020
Howard Hughes Corp.(b)
5.38%, 08/01/28		7,194	7,611,252
4.13%, 02/01/29		3,624	3,587,760
4.38%, 02/01/31		3,987	3,947,130
Hughes Satellite Systems Corp., 7.63%, 06/15/21		2,510	2,527,068
iHeartCommunications, Inc.
6.38%, 05/01/26		758	807,476
5.25%, 08/15/27(b)		376	389,160

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
iHeartCommunications, Inc. (continued)
4.75%, 01/15/28(b)	USD	197	$202,910
International Business Machines Corp., 4.25%, 05/15/49		1,828	2,144,240
International Game Technology PLC, 6.50%, 02/15/25(b)		659	729,843
IQVIA, Inc., 5.00%, 05/15/27(b)		613	641,351
Iron Mountain, Inc.(b)
4.88%, 09/15/27		527	548,080
5.25%, 03/15/28		435	456,315
5.25%, 07/15/30		9,337	9,698,809
4.50%, 02/15/31		10,376	10,347,777
Jaguar Holding Co. II/PPD Development LP, 5.00%, 06/15/28(b)		926	1,009,803
JBS Investments II GmbH, 7.00%, 01/15/26(b)		564	600,547
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 02/15/28(b)		532	583,817
Joseph T Ryerson & Son, Inc., 8.50%, 08/01/28(b)		918	1,014,344
JPMorgan Chase & Co.(a)
(SOFR + 1.07%), 1.95%, 02/04/32		14,046	13,352,708
(SOFR + 1.58%), 3.33%, 04/22/52		6,694	6,695,258
(SOFR + 2.44%), 3.11%, 04/22/51		2,144	2,083,849
Kaiser Aluminum Corp., 4.63%, 03/01/28(b)		152	156,180
Kinder Morgan, Inc., 3.60%, 02/15/51		3,439	3,296,903
Kraft Heinz Foods Co., 5.00%, 07/15/35		451	526,728
Kroger Co., 3.95%, 01/15/50		1,013	1,106,042
L Brands, Inc.
5.25%, 02/01/28		530	581,013
6.63%, 10/01/30(b)		558	643,073
Lamar Media Corp.
4.88%, 01/15/29		579	609,398
4.00%, 02/15/30		215	217,150
Lamb Weston Holdings, Inc.(b)
4.88%, 11/01/26		461	478,288
4.88%, 05/15/28		133	146,633
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, 02/01/26(b)		443	457,398
Level 3 Financing, Inc.(b)
4.25%, 07/01/28		17,778	17,913,291
3.63%, 01/15/29		10,015	9,702,031
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29(b)		4,620	4,631,550
Lowe’s Cos., Inc., 3.00%, 10/15/50		1,176	1,109,625
Lumen Technologies, Inc.(b)
5.13%, 12/15/26		464	486,620
4.00%, 02/15/27		470	478,874
LYB International Finance III LLC, 3.63%, 04/01/51		777	776,875
Marriott Ownership Resorts, Inc., 6.13%, 09/15/25(b)		7,482	7,940,272
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/26		433	452,485
Masonite International Corp., 5.38%, 02/01/28(b)		389	410,395
MasTec, Inc., 4.50%, 08/15/28(b)		158	164,715
Mauser Packaging Solutions Holding Co., 7.25%, 04/15/25(b)		1,329	1,292,452
McDonald’s Corp., 4.45%, 09/01/48		5,587	6,626,740
Meritor, Inc.(b)
6.25%, 06/01/25		2,009	2,149,359

Security		Par (000)	Value

United States (continued)
Meritor, Inc.(b) (continued) 4.50%, 12/15/28	USD	78	$78,975
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
5.63%, 05/01/24		600	646,932
4.63%, 06/15/25(b)		1,036	1,102,185
5.75%, 02/01/27		285	317,865
3.88%, 02/15/29(b)		3,441	3,483,772
MGM Resorts International
6.75%, 05/01/25		358	383,955
5.50%, 04/15/27		472	515,070
Midwest Gaming Borrower LLC, 4.88%, 05/01/29(b)		4,686	4,684,547
Molina Healthcare, Inc., 3.88%, 11/15/30(b)		1,256	1,293,680
Morgan Stanley(a)
(SOFR + 1.43%), 2.80%, 01/25/52		1,198	1,107,955
(SOFR + 1.49%), 3.22%, 04/22/42		2,231	2,260,647
Motorola Solutions, Inc., 5.50%, 09/01/44		1,734	2,150,302
MPT Operating Partnership LP/MPT Finance Corp.
5.00%, 10/15/27		778	818,845
4.63%, 08/01/29		561	593,959
Nationstar Mortgage Holdings, Inc.(b)
5.50%, 08/15/28		2,103	2,124,030
5.13%, 12/15/30		1,219	1,206,396
New Home Co., Inc., 7.25%, 10/15/25(b)		2,594	2,725,957
Nexstar Broadcasting, Inc.(b)
5.63%, 07/15/27		723	763,669
4.75%, 11/01/28		3,259	3,320,106
NRG Energy, Inc.
5.75%, 01/15/28		461	489,813
5.25%, 06/15/29(b)		748	801,295
NuStar Logistics LP, 5.75%, 10/01/25		8,282	8,913,502
ONEOK Partners LP, 4.90%, 03/15/25		9,738	10,899,530
Oracle Corp., 3.95%, 03/25/51		6,995	7,277,869
Organon Finance 1 LLC, 5.13%, 04/30/31(b)		1,231	1,277,286
Outfront Media Capital LLC/Outfront Media Capital Corp.(b)
6.25%, 06/15/25		546	579,443
5.00%, 08/15/27		460	474,375
4.63%, 03/15/30		123	121,770
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co. Issuer, 7.50%, 06/01/25(b)		131	142,448
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co.Issuer, 5.88%, 10/01/28(b)		1,192	1,265,010
Parsley Energy LLC/Parsley Finance Corp., 5.63%, 10/15/27(b)		390	426,075
PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 05/15/25(b)		1,685	1,765,037
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/27(b)		2,506	2,665,131
PennyMac Financial Services, Inc., 5.38%, 10/15/25(b)		129	135,934
PG&E Corp.
5.00%, 07/01/28		6,251	6,547,922
5.25%, 07/01/30		1,069	1,141,158

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	25

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Picasso Finance Sub, Inc., 6.13%, 06/15/25(b)	USD	1,347	$1,432,871
Pilgrim’s Pride Corp., 5.88%, 09/30/27(b)		478	507,278
Pitney Bowes, Inc.(b)
6.88%, 03/15/27		5,678	5,791,560
7.25%, 03/15/29		4,815	4,935,375
Playtika Holding Corp., 4.25%, 03/15/29(b)		2,097	2,083,894
Post Holdings, Inc., 4.63%, 04/15/30(b)		1,675	1,691,750
Prime Security Services Borrower LLC/Prime Finance, Inc.(b)
3.38%, 08/31/27		1,139	1,100,559
6.25%, 01/15/28		502	524,590
Quicken Loans LLC, 5.25%, 01/15/28(b)		1,859	1,961,245
Quicken Loans LLC/Quicken Loans Co.Issuer, Inc., 3.88%, 03/01/31(b)		12,351	12,011,347
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.63%, 03/01/29(b)		11,371	11,058,297
Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, 09/15/26(b)		2,800	2,849,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 4.00%, 10/15/27(b)		477	471,634
Rockies Express Pipeline LLC, 4.95%, 07/15/29(b)		142	144,663
Sabre GLBL, Inc., 9.25%, 04/15/25(b)		2,170	2,593,150
Sasol Financing USA LLC
4.38%, 09/18/26		1,857	1,884,855
5.50%, 03/18/31		3,048	3,096,920
Scientific Games International, Inc., 5.00%, 10/15/25(b)		323	333,498
SeaWorld Parks & Entertainment, Inc., 9.50%, 08/01/25(b)		983	1,067,361
Select Medical Corp., 6.25%, 08/15/26(b)		19,893	21,150,934
Service Properties Trust
5.00%, 08/15/22		11,857	12,010,904
4.50%, 06/15/23		8,652	8,826,198
4.35%, 10/01/24		198	197,010
7.50%, 09/15/25		1,385	1,569,775
Shea Homes LP/Shea Homes Funding Corp., 4.75%, 04/01/29(b)		2,701	2,729,225
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26(b)		400	417,000
Sirius XM Radio, Inc.(b)
5.00%, 08/01/27		836	875,457
5.50%, 07/01/29		702	758,599
4.13%, 07/01/30		8,921	8,921,000
Six Flags Entertainment Corp., 4.88%, 07/31/24(b)		543	546,394
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(b)		192	207,431
SM Energy Co.
1.50%, 07/01/21(n)		6,032	5,957,144
10.00%, 01/15/25(b)		5,648	6,424,600
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26(b)		156	164,385
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.,
8.00%, 09/20/25(b)		1,231	1,386,737
Standard Industries, Inc.(b)
5.00%, 02/15/27		257	265,031
4.38%, 07/15/30		1,612	1,616,030
3.38%, 01/15/31		593	555,834
Steel Dynamics, Inc., 3.25%, 10/15/50		2,249	2,148,544
Stericycle, Inc., 3.88%, 01/15/29(b)		475	473,813
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29(b)		945	994,613

Security		Par (000)	Value

United States (continued)
Sunoco LP/Sunoco Finance Corp.
6.00%, 04/15/27	USD	332	$349,115
4.50%, 05/15/29(b)		1,259	1,271,590
Talen Energy Supply LLC, 7.63%, 06/01/28(b)		8,340	8,644,827
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.88%, 04/15/26		558	584,505
5.38%, 02/01/27		279	289,649
6.50%, 07/15/27		450	489,375
6.88%, 01/15/29		456	511,860
4.00%, 01/15/32(b)		10,587	10,401,727
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(b)		103	116,905
TEGNA, Inc.
4.75%, 03/15/26(b)		1,957	2,081,269
4.63%, 03/15/28		310	316,588
Teleflex, Inc., 4.63%, 11/15/27		275	292,457
Tenet Healthcare Corp.
4.63%, 07/15/24		770	781,627
4.63%, 09/01/24(b)		328	337,840
5.13%, 05/01/25		756	765,072
4.88%, 01/01/26(b)		1,131	1,175,109
6.25%, 02/01/27(b)		844	885,145
4.63%, 06/15/28(b)		1,104	1,140,698
Texas Capital Bank NA, (3 mo. LIBOR US + 4.50%), 4.70%, 09/30/24(a)(b)		11,008	10,998,682
T-Mobile USA, Inc.(b)
4.50%, 04/15/50		992	1,118,788
3.30%, 02/15/51		2,273	2,119,754
TransDigm, Inc.
6.25%, 03/15/26(b)		38,932	41,219,255
6.38%, 06/15/26		477	494,589
Travel & Leisure Co., 6.63%, 07/31/26(b)		3,659	4,194,129
TreeHouse Foods, Inc., 4.00%, 09/01/28		132	131,340
Tri Pointe Homes, Inc., 5.70%, 06/15/28		482	535,145
U.S. Foods, Inc., 6.25%, 04/15/25(b)		260	276,171
Uber Technologies, Inc., 6.25%, 01/15/28(b)		752	816,980
Under Armour, Inc., 3.25%, 06/15/26		154	156,218
United Airlines Pass-Through Trust
Series 2020-1, Class A, 5.88%, 04/15/29		20,086	22,218,706
Series 2020-1, Class B, 4.88%, 07/15/27		559	583,774
United Rentals North America, Inc.
5.50%, 05/15/27		569	606,696
4.88%, 01/15/28		906	959,228
3.88%, 02/15/31		2,615	2,631,684
United Shore Financial Services LLC, 5.50%, 11/15/25(b)		10,584	10,994,130
UnitedHealth Group, Inc.
2.90%, 05/15/50		1,157	1,108,380
3.13%, 05/15/60		2,163	2,117,555
US Concrete, Inc., 5.13%, 03/01/29(b)		2,054	2,120,755
Vail Resorts, Inc., 6.25%, 05/15/25(b)		160	169,800
Valvoline, Inc., 4.25%, 02/15/30(b)		155	158,872
Verizon Communications, Inc.
2.88%, 11/20/50		2,718	2,472,863
3.55%, 03/22/51		4,542	4,614,083
3.70%, 03/22/61		3,224	3,261,167
ViacomCBS, Inc., 4.95%, 05/19/50		1,785	2,086,676
ViaSat, Inc., 5.63%, 04/15/27(b)		158	165,505
VICI Properties LP/VICI Note Co., Inc.(b)
3.50%, 02/15/25		3,730	3,809,262

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
VICI Properties LP/VICI Note Co., Inc.(b) (continued)
3.75%, 02/15/27	USD	3,595	$3,623,868
4.13%, 08/15/30		4,285	4,351,975
Vistra Operations Co. LLC(b)
5.63%, 02/15/27		12,130	12,615,200
5.00%, 07/31/27		721	746,978
Weekley Homes LLC/Weekley Finance Corp., 4.88%, 09/15/28(b)		3,022	3,120,215
WESCO Distribution, Inc., 7.25%, 06/15/28(b)		924	1,025,640
William Carter Co., 5.63%, 03/15/27(b)		281	295,401
Williams Scotsman International, Inc., 4.63%, 08/15/28(b)		470	479,480
WMG Acquisition Corp., 3.88%, 07/15/30(b)		138	139,725
WPX Energy, Inc.
5.25%, 10/15/27		201	214,509
4.50%, 01/15/30		299	322,098
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/28(b)		1,407	1,452,305
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(b)		431	455,244
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.(b)
7.75%, 04/15/25		295	318,600
5.13%, 10/01/29		359	371,091
Xerox Holdings Corp., 5.00%, 08/15/25(b)		2,629	2,760,450
XHR LP, 6.38%, 08/15/25(b)		8,099	8,574,816
XPO Logistics, Inc., 6.25%, 05/01/25(b)		1,301	1,393,631
Yum! Brands, Inc.
4.75%, 01/15/30(b)		401	429,070
3.63%, 03/15/31		3,272	3,229,497
Zayo Group Holdings, Inc., 4.00%, 03/01/27(b)		395	392,235

			1,104,191,358

Total Corporate Bonds — 6.8% (Cost: $2,044,066,162)			1,841,672,452

Floating Rate Loan Interests(a)

Canada — 0.1%
Knowlton Development Corp. Inc., 2020 EUR Term Loan B, (EURIBOR + 5.00%), 5.00%, 12/21/25	EUR	23,418	28,194,927
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, 06/02/25(c)(o)	USD	2,532	2,526,906

			30,721,833

Chile(d) — 0.1%
Latam Airlines Group SA
Term Loan 2015-1A, (3 mo. LIBOR + 3.20%, 1.50% Floor), 4.70%, 08/30/29		27,809	27,948,229
Term Loan 2015-1B, (3 mo. LIBOR + 3.20%, 1.50% Floor), 4.70%, 08/30/25		4,743	4,766,739

			32,714,968

France — 0.1%
Babilou Group, EUR Term Loan B, (Euribor + 5.00%), 5.00%, 11/17/27	EUR	26,693	32,151,982

Security		Par (000)	Value

Germany — 0.1%
HSE24 Trading GmbH, EUR Term Loan, (Euribor + 6.50%), 6.50%, 12/31/25(d)	EUR	25,846	$30,880,881

Luxembourg — 0.2%
Jazz Financing Lux S.a.r.l., USD Term Loan, 04/22/28(c)(o)	USD	14,749	14,779,678
Luxembourg Life Fund, 2021 Term Loan, (3 mo. LIBOR + 9.25%), 9.43%, 04/01/23(d)		16,777	16,609,230
Pronovias SL
EUR Term Loan B1, (Euribor + 4.50%), 4.50%, 10/02/24	EUR	7,864	6,622,542
EUR Term Loan B3, (EURIBOR + 4.50%), 4.50%, 10/02/24		19,852	16,719,205

			54,730,655

Netherlands — 0.3%
Boels Topholding BV, 2020 EUR Term Loan B, (EURIBOR + 4.00%), 4.00%, 02/06/27		31,155	37,519,763
Ziggo BV, 2019 EUR Term Loan H, (6 mo. LIBOR + 3.00%), 3.00%, 01/31/29		39,843	47,584,895

			85,104,658

United Kingdom — 0.1%
BCA Marketplace PLC, 2020 EUR Term Loan, (Euribor + 5.50%), 5.50%, 04/29/23(d)		20,860	24,984,544

United States — 1.4%
Adient US LLC, 2021 Term Loan B, 03/31/28(o)	USD	1,710	1,707,435
Aimbridge Acquisition Co., Inc., 2020 Incremental Term Loan B, (1 mo. LIBOR + 6.00%, 0.75% Floor), 6.75%, 02/01/26(d)		9,280	9,280,365
Applecaramel Buyer LLC, Term Loan B, (3 mo. LIBOR + 4.00%), 4.50%, 10/19/27		16,630	16,618,290
Applied Systems, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 3.50%, 09/19/24		1,691	1,664,186
Athenahealth, Inc., 2021 Term Loan B1, (3 mo. LIBOR + 4.25%), 4.45%, 02/11/26		2,663	2,669,658
Avantor Funding, Inc., 2020 Incremental Term Loan B4, (1 mo. LIBOR + 2.25%, 1.00% Floor), 3.25%, 11/06/27		1,849	1,848,792
Avaya, Inc.
2020 Term Loan B, (1 mo. LIBOR + 4.25%), 4.36%, 12/15/27		2,827	2,829,440
2021 Term Loan B2, (1 mo. LIBOR + 4.00%), 4.11%, 12/15/27		1,825	1,826,624
Cablevision Lightpath LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 11/30/27		2,373	2,362,396
Caesars Resort Collection LLC, 2020 Term Loan B1, (1 mo. LIBOR + 4.50%), 4.61%, 07/20/25		4,358	4,368,080
City Brewing Company LLC, 04/05/28(d)(o)		4,211	4,216,264
Cypher Bidco, (Euribor + 4.50%), 3.96%, 03/01/28(d)	EUR	19,970	21,848,035
Douglas Dynamics Holdings, Inc., 2020 Additional Term Loan B, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 06/08/26	USD	1,248	1,244,417
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 3.25%), 3.36%, 02/06/26		4,133	4,108,690
ECL Entertainment, LLC, Term Loan, 03/31/28(d)(o)		6,506	6,619,855
Flexera Software LLC, 2020 Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 03/03/28		2,817	2,820,569

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	27

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Foundation Building Materials Holding Company LLC, 2021 Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 01/31/28	USD	2,498	$2,475,811
Frontier Communications Corp., 2021 DIP Term Loan B, 10/08/21(o)		5,685	5,661,294
Galaxy Universal LLC, Term Loan, (3 mo. LIBOR + 7.00%), 8.00%, 12/29/26(d)		9,100	9,009,000
Gentiva Health Services, Inc., 2020 Term Loan, (1 mo. LIBOR + 2.75%), 2.88%, 07/02/25		8,199	8,175,326
Granite Acquisition Inc., 2021 Term Loan B, 03/25/28(c)(o)		2,048	4,079,780
Herschend Entertainment Co. LLC, Term Loan B, (3 mo. LIBOR + 5.75%, 1.00% Floor), 6.75%, 08/25/25(d)		11,121	11,315,735
Hilton Worldwide Finance LLC, 2019 Term Loan B2, (1 mo. LIBOR + 1.75%), 1.86%, 06/22/26		19,245	19,060,710
Informatica LLC, 2020 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.36%, 02/25/27		7,484	7,412,726
IRB Holding Corp, 2020 Fourth Amendment Incremental Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/15/27		10,564	10,534,726
J&J Ventures Gaming, LLC, Term Loan, 04/07/28(d)(o)		7,112	7,094,220
LBM Acquisition LLC
Delayed Draw Term Loan, 12/18/27(c)(o)		684	682,116
Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/18/27		3,078	3,069,522
Leslie’s Poolmart, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.75%, 0.50% FLoor), 3.25%, 03/09/28		7,931	7,884,286
LogMeIn, Inc., Term Loan B, (1 mo. LIBOR + 4.75%), 4.85%, 08/31/27		9,574	9,552,640
McAfee LLC, 2018 USD Term Loan B, 09/30/24(o)		2,815	2,812,876
Michaels Companies, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.25%), 5.00%, 04/15/28		2,875	2,861,229
Opendoor GP II LLC, Term Loan, (UNFND), 3.33%, 01/23/26(d)		7,955	7,955,000
Organon & Co, USD Term Loan, 04/07/28(o)		5,960	5,942,597
Pacific Gas & Electric Co., 2020 Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 3.50%, 06/23/25		6,012	5,985,302
Park River Holdings, Inc., Term Loan, (3 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 12/28/27		5,978	5,940,638
Peraton Holding Corp.
2nd Lien Term Loan B1, 02/23/29(c)(d)(o)		1,749	1,775,235
Delayed Draw Term Loan B, 02/01/28(o)		3,980	3,975,035
Term Loan B, (1 mo. LIBOR + 3.75%), 4.50%, 02/01/28		2,261	2,258,662
Playtika Holding Corp., 2021 Term Loan, (1 mo. LIBOR + 2.75%), 2.86%, 03/11/28		15,998	15,906,011
Project Ruby Ultimate Parent Corp., 2021 Term Loan, (3 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 03/10/28		11,326	11,241,055
RealPage, Inc, 1st Lien Term Loan, 04/22/28(c)(o)		6,695	10,503,943
Redstone Buyer LLC(o)
2021 2nd Lien Delayed Draw Term Loan, 04/15/29		2,468	2,421,742
2021 2nd Lien Term Loan, 04/15/29		4,304	8,446,565
2021 Delayed Draw Term Loan, 04/15/28		3,510	3,473,367
2021 Term Loan, 04/15/28		8,968	8,874,612

Security		Par (000)	Value

United States (continued)
SCIH Salt Holdings Inc., 2021 Incremental Term Loan B, 03/16/27(o)	USD	11,459	$11,410,299
Select Medical Corp., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 2.36%, 03/06/25		1,854	1,831,883
Shearer’s Foods, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 09/23/27		3,778	3,770,512
Signal Parent, Inc, Term Loan B, (3 mo. LIBOR + 3.50%), 3.69%, 04/01/28		6,030	5,965,961
Surf Holdings, LLC, USD Term Loan, (3 mo. LIBOR + 3.50%), 3.68%, 03/05/27		8,492	8,405,181
The Enterprise Development Authority, Term Loan B, (1 mo. LIBOR + 4.25%), 5.00%, 02/18/28(d)		14,127	14,144,659
Tory Burch LLC, Term Loan B, 04/16/28(o)		3,299	3,268,088
Triton Water Holdings, Inc, Term Loan, (3 mo. LIBOR + 3.50%), 4.00%, 03/31/28		5,880	5,857,009
Ultimate Software Group, Inc., 2021 Incremental Term Loan, (3 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 05/03/26		4,506	4,507,104
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 3.11%, 02/28/27		2,816	2,791,250
Western Digital Corp., 2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 1.86%, 04/29/23		2,215	1,907,873
Woof Holdings, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/21/27		1,854	1,846,937

			358,121,613

Total Floating Rate Loan Interests — 2.4% (Cost: $634,730,920)			649,411,134

Foreign Agency Obligations

Argentina — 0.1%
Argentine Republic Government International Bond
1.00%, 07/09/29		3,751	1,414,240
0.13%, 07/09/30(p)		35,805	12,795,897
0.13%, 07/09/35(p)		44,033	13,851,343
0.13%, 01/09/38(p)		14,865	5,586,347

			33,647,827

Australia — 0.6%
Australia Government Bond, 3.00%, 03/21/47	AUD	181,658	150,371,289

Bahrain — 0.1%
Bahrain Government International Bond
7.00%, 01/26/26	USD	1,931	2,214,978
4.25%, 01/25/28(b)		908	908,000
6.75%, 09/20/29		9,207	10,117,917
7.38%, 05/14/30		858	970,237
5.25%, 01/25/33(b)		1,245	1,207,650
CBB International Sukuk Programme Co. SPC, 6.25%, 11/14/24(b)		343	376,400

			15,795,182

Brazil — 0.4%
Brazil Letras do Tesouro Nacional, 0.00%, 07/01/24(e)	BRL	291,078	42,285,482
Brazil Notas do Tesouro Nacional, Serie F, 10.00%, 01/01/27		214,393	42,005,765
Brazilian Government International Bond 6.00%, 04/07/26	USD	897	1,043,491

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Brazil (continued)
Brazilian Government International Bond (continued)
4.63%, 01/13/28	USD	6,944	$7,444,402
3.88%, 06/12/30		5,096	5,049,181

			97,828,321

Chile — 0.0%
Chile Government International Bond
3.24%, 02/06/28		1,900	2,064,231
2.45%, 01/31/31		1,654	1,685,322
3.50%, 01/25/50		829	855,062

			4,604,615

China — 3.3%
China Government Bond
3.29%, 05/23/29	CNY	2,085,560	323,990,824
2.68%, 05/21/30		2,230,320	330,056,353
3.27%, 11/19/30(c)		1,492,810	232,562,346

			886,609,523

Colombia — 0.1%
Colombia Government International Bond
8.13%, 05/21/24	USD	2,650	3,158,138
4.50%, 01/28/26		12,874	14,111,513
3.88%, 04/25/27		2,098	2,232,797
4.50%, 03/15/29		3,150	3,428,184
3.25%, 04/22/32		800	782,400
4.13%, 05/15/51		1,122	1,055,241

			24,768,273

Dominican Republic — 0.1%
Dominican Republic International Bond
5.95%, 01/25/27		8,323	9,446,605
4.50%, 01/30/30(b)		7,822	8,109,459
4.50%, 01/30/30		3,123	3,237,770
4.88%, 09/23/32(b)(c)		6,873	7,190,876
6.40%, 06/05/49		3,795	4,112,357

			32,097,067

Egypt — 0.1%
Egypt Government International Bond
6.13%, 01/31/22(b)		1,028	1,054,535
5.75%, 05/29/24(b)		6,243	6,605,094
5.88%, 06/11/25		8,058	8,550,545
5.25%, 10/06/25(b)		1,759	1,827,161
7.60%, 03/01/29		9,291	10,062,153
5.88%, 02/16/31(b)		1,386	1,332,292
6.38%, 04/11/31(b)	EUR	1,692	2,119,135
8.50%, 01/31/47(b)	USD	5,642	5,822,897
7.50%, 02/16/61(b)		1,210	1,117,738

			38,491,550

Germany — 0.1%
Bundesrepublik Deutschland Bundesanleihe, 0.00%, 08/15/50(e)	EUR	24,456	26,478,848

Ghana — 0.0%
Ghana Government International Bond, 8.63%, 04/07/34(b)	USD	5,095	5,246,258

Greece — 0.2%
Hellenic Republic Government Bond, 2.00%, 04/22/27(b)	EUR	43,908	57,904,258

Security		Par (000)	Value

Indonesia — 0.1%
Indonesia Government International Bond
4.75%, 01/08/26	USD	2,711	$3,083,424
3.50%, 01/11/28		414	447,845
4.10%, 04/24/28		8,504	9,488,869
4.75%, 02/11/29		628	731,689
4.20%, 10/15/50		2,572	2,835,308

			16,587,135

Israel — 0.0%
Israel Government International Bond, 2.75%, 07/03/30		989	1,042,159

Italy — 1.5%
Italy Buoni Poliennali Del Tesoro
1.35%, 04/01/30	EUR	130,316	164,701,511
0.95%, 08/01/30		106,289	129,577,471
3.85%, 09/01/49(b)		63,691	110,083,511

			404,362,493

Japan — 0.7%
Japan Government Thirty Year Bond, 0.40%, 09/20/49	JPY	22,134,350	190,220,931

Mexico — 0.1%
Mexico Government International Bond
3.75%, 01/11/28	USD	3,296	3,569,568
4.50%, 04/22/29		1,984	2,226,172
2.66%, 05/24/31		13,762	13,205,499
4.75%, 04/27/32		7,140	8,024,914
4.75%, 03/08/44		944	999,932
4.35%, 01/15/47		3,487	3,471,309
4.50%, 01/31/50		1,027	1,043,560

			32,540,954

Morocco(b) — 0.0%
Morocco Government International Bond
3.00%, 12/15/32		5,304	5,037,142
4.00%, 12/15/50		3,659	3,291,957

			8,329,099

Oman — 0.0%
Oman Government International Bond
6.50%, 03/08/47		2,585	2,515,205
6.75%, 01/17/48		2,505	2,500,773

			5,015,978

Panama — 0.1%
Banco Latinoamericano de Comercio Exterior SA, 2.38%, 09/14/25(b)(c)		1,169	1,192,380
Panama Government International Bond
4.00%, 09/22/24		1,443	1,569,984
3.88%, 03/17/28		477	524,491
3.16%, 01/23/30		8,122	8,496,627
2.25%, 09/29/32		1,079	1,033,682
6.70%, 01/26/36		2,094	2,810,279
4.50%, 05/15/47		1,869	2,066,764
4.50%, 04/16/50		2,923	3,230,463
4.50%, 04/01/56		521	572,384

			21,497,054

Paraguay — 0.0%
Paraguay Government International Bond
5.00%, 04/15/26		1,637	1,835,793

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	29

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Paraguay (continued)
Paraguay Government International Bond (continued)
4.95%, 04/28/31(b)	USD	4,686	$5,260,914
5.40%, 03/30/50(b)		4,532	5,105,015
5.40%, 03/30/50		819	922,552

			13,124,274

Peru — 0.1%
Corp. Financiera de Desarrollo SA, 2.40%, 09/28/27(b)		737	700,288
Peruvian Government International Bond
7.35%, 07/21/25		834	1,022,849
2.39%, 01/23/26		1,326	1,361,885
4.13%, 08/25/27		1,208	1,336,577
2.78%, 01/23/31		3,000	3,002,437
1.86%, 12/01/32		5,390	4,902,542
3.30%, 03/11/41		1,939	1,897,311

			14,223,889

Philippines — 0.0%
Philippine Government International Bond
3.75%, 01/14/29		2,062	2,311,116
2.95%, 05/05/45		1,806	1,729,019

			4,040,135

Qatar — 0.1%
Qatar Government International Bond
4.50%, 04/23/28		1,827	2,128,455
4.00%, 03/14/29(b)		9,887	11,221,745
4.40%, 04/16/50(b)		2,796	3,243,360

			16,593,560

Romania — 0.0%
Romanian Government International Bond
3.00%, 02/14/31(b)(c)		1,952	1,985,306
6.13%, 01/22/44(b)		2,162	2,816,410
4.00%, 02/14/51		1,008	1,001,574

			5,803,290

Russia — 0.1%
Russian Foreign Bond - Eurobond
4.75%, 05/27/26		3,600	4,061,925
4.25%, 06/23/27		7,600	8,417,000
5.25%, 06/23/47		2,200	2,710,537

			15,189,462

Saudi Arabia — 0.0%
Saudi Government International Bond
4.00%, 04/17/25		1,314	1,444,825
3.63%, 03/04/28		975	1,064,456
4.38%, 04/16/29(b)		2,952	3,369,524
4.50%, 04/17/30		3,986	4,618,279
4.63%, 10/04/47		2,464	2,802,800

			13,299,884

South Africa — 0.0%
Republic of South Africa Government International Bond, 4.88%, 04/14/26		1,029	1,096,078

Ukraine — 0.1%
Ukraine Government International Bond
7.75%, 09/01/23		2,398	2,552,821
8.99%, 02/01/24		6,179	6,790,721

Security		Par (000)	Value

Ukraine (continued)
Ukraine Government International Bond (continued)
7.75%, 09/01/25(b)	USD	2,658	$2,857,018
7.75%, 09/01/25		1,625	1,746,672
7.75%, 09/01/27		347	372,006
9.75%, 11/01/28		1,276	1,477,209
7.25%, 03/15/33(b)		6,963	6,977,361

			22,773,808

Uruguay — 0.0%
Uruguay Government International Bond
4.38%, 10/27/27		1,757	2,005,856
5.10%, 06/18/50		4,657	5,814,481

			7,820,337

Total Foreign Agency Obligations — 8.0% (Cost: $2,100,896,539)			2,167,403,531

		Shares

Investment Companies

United States — 5.1%
Consumer Discretionary Select Sector SPDR Fund		125,045	22,373,051
Financial Select Sector SPDR Fund		174,610	6,331,359
Industrial Select Sector SPDR Fund		465,101	47,407,745
InvesCo QQQ Trust, Series 1		94,145	31,820,069
Invesco Senior Loan ETF		1,163,913	25,780,673
iShares China Large-Cap ETF(q)		461,746	21,369,605
iShares iBoxx $ High Yield Corporate Bond ETF(g)(q)		1,495,200	130,740,288
iShares iBoxx $ Investment Grade Corporate Bond ETF(g)(q)		27,149	3,560,591
iShares Latin America 40 ETF(g)(q)		371,046	10,530,285
iShares MSCI Brazil ETF(g)(q)		221,560	7,878,674
iShares MSCI Emerging Markets ETF(g)(q)		56,435	3,046,361
iShares Nasdaq Biotechnology ETF(g)(q)		19,698	3,046,099
iShares Russell 2000 ETF(g)(q)		776,645	174,659,694
iShares S&P 500 Value ETF(g)(q)		227,346	33,281,181
KraneShares Bosera MSCI China A ETF		171,614	7,842,760
KraneShares CSI China Internet ETF		131,443	9,876,627
SPDR Bloomberg Barclays High Yield Bond ETF		541,536	59,141,147
SPDR Gold Shares(f)(i)(j)		378,708	62,736,767
SPDR S&P 500 ETF Trust		1,686,100	703,609,530
SPDR S&P Oil & Gas Exploration & Production ETF		66,531	5,335,786
United States Oil Fund LP(j)		59,194	2,561,324

Total Investment Companies — 5.1% (Cost: $1,257,554,544)			1,372,929,616

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds

Ohio — 0.0%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, , 5.00%, 06/01/55	USD	7,680	$8,626,406

Puerto Rico — 0.1%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53		1,480	1,643,052
Series A-1, Restructured, 5.00%, 07/01/58		22,234	24,977,898

			26,620,950

Total Municipal Bonds — 0.1% (Cost: $34,167,712)			35,247,356

Non-Agency Mortgage-Backed Securities

United States — 1.5%
1211 Avenue of the Americas Trust, Series 2015-1211, Class D, 4.28%, 08/10/35(a)(b)		4,330	4,515,165
Alen 2021-ACEN Mortgage Trust, Series 2021- ACEN, Class D, (1 mo. LIBOR US + 3.10%), 3.22%, 04/15/34(a)(b)		5,222	5,221,991
AOA Mortgage Trust, Series 2015-1177, Class C, 3.11%, 12/13/29(a)(b)		2,924	2,923,145
Arbor Multifamily Mortgage Securities Trust, 1.75%, 05/15/53(b)		1,650	1,369,601
BAMLL Commercial Mortgage Securities Trust 2015-200P, Series 2015-200P, Class D, 3.72%, 04/14/33(a)(b)		730	770,539
BANK 2017-BNK8, Series 2017-BNK8, Class B, 4.06%, 11/15/50(a)		1,551	1,696,954
BANK 2017-BNK9, Series 2017-BNK9, Class A4, 3.54%, 11/15/54		1,990	2,194,996
Bayview Commercial Asset Trust(a)(b)
Series 2005-3A, Class M6, (1 mo. LIBOR US + 1.05%), 1.16%, 11/25/35		445	421,692
Series 2006-3A, Class M1, (1 mo. LIBOR US + 0.34%), 0.45%, 10/25/36		588	557,156
BBCMS Mortgage Trust(a)(b)
Series 2017-DELC, Class E, (1 mo. LIBOR US + 2.50%), 2.61%, 08/15/36		1,677	1,666,563
Series 2018-TALL, Class C, (1 mo. LIBOR US + 1.12%), 1.24%, 03/15/37		4,880	4,769,867
BBCMS Trust, Series 2019-CLP, Class E, (1 mo. LIBOR US + 2.11%), 2.23%, 12/15/31(a)(b)		2,152	2,148,154
Beast Mortgage Trust(a)(b)
Series 2021-SSCP, Class B, (1 mo. LIBOR US + 1.10%), 1.25%, 04/15/36		4,655	4,654,999
Series 2021-SSCP, Class C, (1 mo. LIBOR US + 1.35%), 1.50%, 04/15/36		5,803	5,802,998
Series 2021-SSCP, Class D, (1 mo. LIBOR US + 1.60%), 1.75%, 04/15/36		5,329	5,330,670
Series 2021-SSCP, Class E, (1 mo. LIBOR US + 2.10%), 2.25%, 04/15/36		4,614	4,615,448
Series 2021-SSCP, Class F, (1 mo. LIBOR US + 2.90%), 3.05%, 04/15/36		4,410	4,412,755
Series 2021-SSCP, Class G, (1 mo. LIBOR US + 3.80%), 3.95%, 04/15/36		4,993	4,996,113

Security		Par (000)	Value

United States (continued)

Beast Mortgage Trust(a)(b) (continued)
Series 2021-SSCP, Class H, (1 mo. LIBOR US + 4.90%), 5.05%, 04/15/36.	USD	3,541	$3,543,212
Benchmark 2021-B23 Mortgage Trust, Series 2021- B23, Class XA, 1.39%, 02/15/54(a)		55,086	5,286,891
Benchmark 2021-B25 Mortgage Trust, Series 2021- B25, Class XA, 1.11%, 04/15/54(a)		29,170	2,558,623
Benchmark Mortgage Trust, 2.58%, 04/15/54		5,050	5,185,593
BHMS 2018-ATLS, Series 2018-ATLS, Class C, (1 mo. LIBOR US + 1.90%), 2.01%, 07/15/35(a)(b)		1,583	1,578,013
BWAY Mortgage Trust, Series 2013-1515, Class D, 3.63%, 03/10/33(b)		3,735	3,916,139
BX 2021-MFM1, Series 2021-MFM1, Class E, (1 mo. LIBOR US + 2.25%), 2.36%, 01/15/34(a)(b)		3,160	3,158,093
BX Commercial Mortgage Trust(b)
(1 mo. LIBOR US + 0.92%), 1.04%, 10/15/36(a)		2,276	2,278,175
(1 mo. LIBOR US + 3.25%), 3.36%, 10/15/37(a)		1,500	1,504,943
Series 2018-BIOA, Class D, (1 mo. LIBOR US + 1.32%), 1.44%, 03/15/37(a)		1,300	1,301,317
Series 2018-BIOA, Class E, (1 mo. LIBOR US + 1.95%), 2.07%, 03/15/37(a)		8,820	8,832,975
Series 2018-BIOA, Class F, (1 mo. LIBOR US + 2.47%), 2.59%, 03/15/37(a)		7,721	7,736,834
Series 2018-IND, Class G, (1 mo. LIBOR US + 2.05%), 2.17%, 11/15/35(a)		3,821	3,818,427
Series 2019-XL, Class G, (1 mo. LIBOR US + 2.30%), 2.42%, 10/15/36(a)		8,864	8,858,975
Series 2019-XL, Class J, (1 mo. LIBOR US + 2.65%), 2.77%, 10/15/36(a)		14,720	14,720,289
Series 2020-BXLP, Class D, (1 mo. LIBOR US + 1.25%), 1.37%, 12/15/36(a)		2,220	2,219,513
Series 2020-BXLP, Class F, (1 mo. LIBOR US + 2.00%), 2.12%, 12/15/36(a)		1,946	1,944,896
Series 2020-BXLP, Class G, (1 mo. LIBOR US + 2.50%), 2.62%, 12/15/36(a)		3,144	3,141,946
Series 2020-VIV4, Class A, 2.84%, 03/09/44		1,425	1,466,947
Series 2021-NWM, Class A, (1 mo. LIBOR US + 0.91%), 1.02%, 02/15/33(a)(d)		22,496	22,496,000
Series 2021-NWM, Class B, (1 mo. LIBOR US + 2.15%), 2.26%, 02/15/33(a)(d)		13,191	13,191,000
Series 2021-NWM, Class C, (1 mo. LIBOR US + 4.25%), 4.36%, 02/15/33(a)(d)		8,710	8,710,000
BX Trust(a)(b)
Series 2019-OC11, Class D, 4.08%, 12/09/41		8,408	8,862,815
Series 2019-OC11, Class E, 4.08%, 12/09/41		11,784	11,947,649
Series 2021-MFM1, Class F, (1 mo. LIBOR US + 3.00%), 3.11%, 01/15/34		4,900	4,897,048
CD Mortgage Trust, Series 2017-CD6, Class B, 3.91%, 11/13/50(a)		864	923,628
CFCRE Commercial Mortgage Trust(b)
Series 2018-TAN, Class C, 5.29%, 02/15/33		1,060	1,106,399
Series 2018-TAN, Class E, 6.66%, 02/15/33(a)		1,178	1,220,921
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class D, 5.26%, 03/10/47(a)(b)		1,197	1,261,045
Series 2014-GC23, Class AS, 3.86%, 07/10/47		5,552	6,000,556

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	31

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Citigroup COmmercial Mortgage Trust, Series 2018-C6, Class A4, 4.41%, 11/10/51	USD	2,000	$2,308,794
COMM 2014-CCRE17 Mortgage Trust, Series 2014- CR17, Class C, 4.94%, 05/10/47(a)		1,959	2,089,612
COMM Mortgage Trust, Series 2014-CR21, Class A3, 3.53%, 12/10/47		3,956	4,226,727
CORE Mortgage Trust, Series 2019-CORE, Class F, (1 mo. LIBOR US + 2.35%), 2.47%, 12/15/31(a)(b)		1,606	1,583,874
Credit Suisse Mortgage Capital Certificates(a)(b)
(1 mo. LIBOR US + 0.98%), 1.10%, 05/15/36		1,103	1,105,335
Series 2019-ICE4, Class B, (1 mo. LIBOR US + 1.23%), 1.35%, 05/15/36		1,765	1,770,318
Series 2019-ICE4, Class C, (1 mo. LIBOR US + 1.43%), 1.55%, 05/15/36		1,829	1,831,195
Series 2019-ICE4, Class D, (1 mo. LIBOR US + 1.60%), 1.72%, 05/15/36		5,897	5,902,539
Series 2019-ICE4, Class E, (1 mo. LIBOR US + 2.15%), 2.27%, 05/15/36		2,100	2,103,115
CSAIL Commercial Mortgage Trust 4.78%, 11/15/48(a)		1,260	1,358,177
Series 2020-C19, Class A3, 2.56%, 03/15/53		11,759	12,032,478
CSMC 2020-NET, Series 2020-NET, Class A, 2.26%, 08/15/37(b)		4,036	4,126,013
DBGS 2018-BIOD Mortgage Trust, Series 2018- BIOD, Class D, (1 mo. LIBOR US + 1.30%), 1.41%, 05/15/35(a)(b)		1,895	1,894,458
DBWF 2018-GLKS Mortgage Trust, Series 2018- GLKS, Class B, (1 mo. LIBOR US + 1.35%), 1.47%, 12/19/30(a)(b)		2,175	2,173,236
DBWF Mortgage Trust, Series 2018-GLKS, Class C, (1 mo. LIBOR US + 1.75%), 1.87%, 12/19/30(a)(b)		1,650	1,647,995
Freddie Mac(a)(b)
(30 day SOFR + 6.00%), 6.01%, 08/25/33		2,151	2,167,147
Series 2021-DNA2, Class B1, (30 day SOFR + 3.40%), 3.41%, 08/25/33		2,381	2,397,045
Series 2021-DNA3, Class B1, (30 day SOFR + 3.50%), 3.51%, 10/25/33		5,537	5,609,563
Series 2021-HQA1, Class B1, (30 day SOFR + 3.00%), 3.01%, 08/25/33		4,104	4,026,967
Series 2021-HQA1, Class B2, (30 day SOFR + 5.00%), 5.01%, 08/25/33		2,457	2,306,122
GCT Commercial Mortgage Trust, (1 mo. LIBOR US + 2.35%), 2.47%, 02/15/38(a)(b)		810	811,162
GS Mortgage Securities Trust
Series 2020-GC47, Class AS, 2.73%, 05/12/53		4,426	4,543,897
Series 2020-GSA2, Class XA, 1.85%, 12/12/53(a)(b)		4,433	570,730
Hudson Yards Mortgage Trust, Series 2016-10HY, Class E, 3.08%, 08/10/38(a)(b)		897	907,171
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2019-MFP, Class F, (1 mo. LIBOR US + 3.00%), 3.12%, 07/15/36(a)(b)		6,311	6,217,864
JP Morgan Chase Commercial Mortgage Securities Corp.(a)(b) Series 2021-MHC, Class E, (1 mo. LIBOR US + 2.45%), 2.55%, 04/15/38		7,630	7,637,092

Security		Par (000)	Value

United States (continued)
JP Morgan Chase Commercial Mortgage Securities Corp.(a)(b) (continued)
Series 2021-MHC, Class F, (1 mo. LIBOR US + 2.95%), 3.05%, 04/15/38	USD	8,020	$8,029,965
JP Morgan Chase Commercial Mortgage Securities Trust(b)
Series 2018-WPT, Class DFL, (1 mo. LIBOR US + 2.25%), 2.36%, 07/05/33(a)		1,253	1,254,195
Series 2018-WPT, Class DFX, 5.35%, 07/05/33		2,168	2,280,905
JPMCC Commercial Mortgage Securities Trust, Series 2019-COR4, Class A5, 4.03%, 03/10/52		4,308	4,893,780
Life 2021-BMR Mortgage Trust, Series 2021-BMR, Class F, (1 mo. LIBOR US + 2.35%), 2.47%, 03/15/38(a)(b)		15,217	15,241,400
MHC Commercial Mortgage Trust 2021-MHC(a)(b)
Series 2021-MHC, Class E, (1 mo. LIBOR US + 2.10%), 2.25%, 04/15/38		15,980	15,970,391
Series 2021-MHC, Class F, (1 mo. LIBOR US + 2.60%), 2.75%, 04/15/38		12,280	12,280,033
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C24, Class C, 4.49%, 05/15/48(a)		647	687,880
Series 2016-C32, Class A4, 3.72%, 12/15/49		3,377	3,754,585
Morgan Stanley Capital I Trust
Series 2018-MP, Class A, 4.42%, 07/11/40(a)(b)		2,110	2,363,020
Series 2020-L4, Class A3, 2.70%, 02/15/53		2,855	2,968,962
TVC DSCR, 0.00%, 02/01/51(d)(e)		7,576	8,014,541
UBS Commercial Mortgage Trust, Series 2019- C17, Class A4, 2.92%, 10/15/52		1,175	1,232,821
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class D, 5.20%, 08/10/49(a)(b)		1,766	1,809,057
VNDO Trust, Series 2016-350P, Class D, 4.03%, 01/10/35(a)(b)		2,150	2,197,455
Wells Fargo Commercial Mortgage Trust(a)
Series 2015-C28, Class AS, 3.87%, 05/15/48		3,230	3,512,667
Series 2017-C38, Class C, 3.90%, 07/15/50		1,305	1,377,258
Series 2017-C41, Class B, 4.19%, 11/15/50		3,149	3,363,795
Series 2018-1745, Class A, 3.87%, 06/15/36(b)		2,162	2,385,599
Series 2020-C58, Class XA, 2.01%, 07/15/53		31,828	4,417,445
Series 2021-C59, Class XA, , 04/15/54(c)		25,225	2,986,441

Total Non-Agency Mortgage-Backed Securities — 1.5% (Cost: $403,401,945)			406,108,489

		Benefical Interest (000)

Other Interests

Canada — 0.1%
Sprott Private Resource Streaming and Royalty, LP(d)	USD	21,279,646	25,501,528

Total Other Interests — 0.1% (Cost: $21,471,327)			25,501,528

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Preferred Securities

Capital Trusts — 0.2%(a)

Colombia — 0.0%
Banco Davivienda SA, 6.65%(b)(m)	USD	1,545	$1,570,570

Mexico — 0.0%
Banco Mercantil del Norte SA, 6.75%(b)(m)		3,560	3,724,205
BBVA Bancomer SA, 5.13%, 01/18/33		4,718	4,889,912

			8,614,117

United Kingdom — 0.0%
Vodafone Group PLC, 7.00%, 04/04/79		391	476,597

United States — 0.2%
American Express Co., Series C, 3.47%(m)		9,039	8,988,721
Citigroup, Inc., Series Q, 4.29%(m)		12,482	12,494,482
General Motors Financial Co., Inc., Series C, 5.70%(m)		1,575	1,760,063
Morgan Stanley, Series H, 3.79%(m)		10,558	10,594,953
Prudential Financial, Inc.
5.63%, 06/15/43		5,623	6,097,853
5.88%, 09/15/42		8,044	8,522,436
USB Capital IX, 3.50%(m)		3,935	3,826,787

			52,285,295

			62,946,579

		Shares

Preferred Stocks — 2.0%

Brazil — 0.1%
Itau Unibanco Holding SA, Preference Shares		997,172	5,053,736
Neon Payments Ltd.(d)		29,577	10,606,608

			15,660,344

Germany — 0.2%
Porsche Automobil Holding SE, Preference Shares .		126,660	13,352,045
Volkswagen AG, Preference Shares		45,862	11,940,605
Volocopter GMBH, (Acquired 03/03/21, Cost: $22,418,516)(d)(h)		4,218	22,520,098

			47,812,748

India — 0.0%
Think & Learn Private Ltd., Series F, (Acquired 12/11/20, Cost: $13,030,114)(d)(h)		4,047	12,967,009

United Kingdom(d)(h) — 0.1%
Exscientia Ltd., (Acquired 04/29/21, Cost: $5,183,212)		1,480	5,183,211
Exscientia Ltd., C-1, (Acquired 02/24/21, Cost: $10,369,926)		5,922	10,461,687

			15,644,898

United States — 1.6%
Aptiv PLC, Series A, 06/15/23		132,372	21,616,348
Becton Dickinson and Co., Series B, 06/01/23		509,265	28,126,706
Boston Scientific Corp., Series A, 06/01/23		88,689	10,428,053
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $34,233,056)(d)(h)		312,419	41,451,315
Cash Mandatory Exchangeable Trust, 06/01/23(b)		34,289	40,266,601

Security		Shares	Value

United States (continued)
CruiseClass G, (Acquired 03/25/21, Cost: $9,841,593)(d)(h)		373,495	$9,826,653
Databricks, Inc.(d)(h)
Series F, (Acquired 10/22/19, Cost: $11,769,837)		274,046	46,182,232
Series G, (Acquired 02/01/21, Cost: $13,141,188)		74,090	12,485,647
Deep Instinct Ltd., Series D-2, (Acquired 03/19/21, Cost: $11,638,040)(d)(h)		1,914,819	11,642,100
DoubleVerify Holdings, Inc., Series A, (Acquired 11/18/20, Cost: $6,996,468)(h)		406,504	13,633,149
Farmer’s Business Network, Inc., Series F, (Acquired 07/31/20, Cost: $8,907,002)(d)(h)		269,447	10,756,324
Grand Rounds, Inc.(d)(h)
Series C, (Acquired 03/31/15, Cost: $26,357,523)		9,493,075	35,124,377
Series D, (Acquired 05/01/18, Cost: $4,824,038) .		1,990,402	7,304,775
Jumpcloud, Inc., Series E-1, (Acquired 10/30/20, Cost: $11,778,091)(d)(h)		6,458,349	12,464,614
Loadsmart, Inc., Series C, (Acquired 10/05/20, Cost: $10,694,460)(d)(h)		1,250,814	12,783,319
Lookout, Inc., Series F, (Acquired 09/19/14, Cost: $50,945,689)(d)(h)		4,459,883	52,359,026
Mount Sinai Genomics, Inc., Series C, (Acquired 07/17/20, Cost: $10,527,582)(d)(h)		17,155	26,182,476
Mythic AI Inc. series C, (Acquired 01/26/21, Cost: $6,129,221)(d)(h)		892,159	6,280,799
SambaNova Systems, Inc.(d)(h)
(Acquired 04/09/21, Cost: $6,878,356)		72,390	6,878,498
Series C, (Acquired 02/19/20, Cost: $11,739,902)		220,503	20,952,195
Zero Mass Water, Inc., Series C-1, (Acquired 05/07/20, Cost: $8,796,956)(d)(h)		558,055	9,994,765

			436,739,972

			528,824,971

Trust Preferreds — 0.2%

United States — 0.2%
Citigroup Capital XIII, 6.55%, 10/30/40(a)		629,905	17,095,622
GMAC Capital Trust I, Series 2, 5.98%, 02/15/40(a) .		691,942	17,741,393
Wells Fargo & Co., Series L, 7.50%(m)		5,825	8,352,001

			43,189,016

Total Preferred Securities — 2.4% (Cost: $525,481,260)			634,960,566

		Par (000)

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 0.0%
Uniform Mortgage-Backed Securities, Series 2020- DNA6, Class B1, (30 day SOFR + 3.00%), 3.01%, 12/25/50(a)(b)	USD	2,200	2,183,118

Mortgage-Backed Securities — 0.1%
Freddie Mac, Series K116, Class X1, 1.53%, 07/25/30(a)		7,792	864,259

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	33

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
Freddie Mac Structured Pass-Through Certificates(a)
Series K105, Class X1, 1.64%, 01/25/30	USD	36,012	$4,138,926
Series K109, Class X1, 1.70%, 04/25/30		15,173	1,834,039
Series K110, Class X1, 1.81%, 04/25/30		13,175	1,690,962
Series K120, Class X1, 1.13%, 10/25/30		50,372	4,187,617
Uniform Mortgage-Backed Securities 1.36%, 12/25/29		8,414	783,358
Class A2, 3.82%, 09/25/30(a)		2,165	2,505,557
Series KW09, Class X1, 0.94%, 05/25/29(a)		58,300	3,125,580

			19,130,298

Total U.S. Government Sponsored Agency Securities — 0.1% (Cost: $21,535,588)			21,313,416

U.S. Treasury Obligations
U.S. Treasury Bills(r)
0.01%, 05/06/21 - 05/13/21		350,000	349,999,760
0.03%, 06/10/21 - 06/17/21		297,500	297,496,501
U.S. Treasury Bonds
1.13%, 08/15/40(s)(t)		124,849	104,053,922
2.38%, 11/15/49(s)		145,202	147,895,975
1.63%, 11/15/50		20,173	17,257,200
U.S. Treasury Inflation Indexed Bonds, 0.13%, 01/15/30(s)(t)		68,618	75,181,284
U.S. Treasury Inflation Indexed Bonds - When Issued, 0.13%, 01/15/31(s)		26,010	28,379,694
U.S. Treasury Notes(t)
2.00%, 11/15/21(j)(s)		75,000	75,785,156
1.13%, 02/15/31		25,903	24,736,983

Total U.S. Treasury Obligations — 4.1% (Cost: $1,137,434,997)			1,120,786,475

	Shares

Warrants

Brazil — 0.0%
Neon Payments Ltd. - T2(d)		9,858	103,903

Cayman Islands(f) — 0.0%
Jaws Acquisition Corp., Class A		122,150	438,518
TPG Pace Beneficial Finance Corp., Class A		65,280	397,229

			835,747

Switzerland — 0.0%
Cie Financiere Richemont SA, (Expires 11/22/23)(f)		4,654	1,988

United States — 0.1%
Climate Change Crisis Real Impact I Acquisition Corp., Class A(f)		146,070	460,120
Crown Proptech Acquisitions Pvt Ltd.(d)		271,336	407,004
GPRE Warrants		1,464,976	24,330,732
Rotor Acqusition Ltd.(d)		99,523	100,518

Security		Shares	Value

United States (continued)
Tortoise Acquisition Corp. II(f)		150,460	$317,471
TS Innovation Acquisitions Corp., Class A, Class A(f)		73,229	169,891
Zero Mass Water, Inc., Series C-1, (Acquired 05/08/20, Cost: $0)(d)(h)		558,055	1,328,171

			27,113,907

Total Warrants — 0.1% (Cost: $2,575,922)			28,055,545

Total Long-Term Investments — 101.5% (Cost: $20,722,590,132)			27,463,280,129

Short-Term Securities

Money Market Funds — 0.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.02%(g)(q)		182,812,980	182,812,980

		Par (000)

Time Deposits — 0.3%

Australia — 0.0%
Australia And New Zealand Banking, (0.27%),
05/01/21	AUD	10	7,555

Canada — 0.0%
Brown Brothers Harriman & Co., 0.01%, 05/03/21	CAD	14,508	11,802,944

France — 0.2%
Citibank NA, (0.78%), 05/01/21	EUR	34,086	40,979,328

South Africa — 0.0%
Brown Brothers Harriman & Co., 2.92%, 05/01/21	ZAR	47	3,231

United States — 0.1%
Brown Brothers Harriman & Co., (1.37%), 05/01/21	CHF	787	861,884
Skandinaviska Enskilda Banken AB, Stockholm, 0.08%, 05/03/21		22,954	22,953,810

			23,815,694

			76,608,752

U.S. Treasury Obligations — 0.6%
U.S. Treasury Bills(r) 0.01%, 05/18/21	USD	100,000	99,999,844

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

U.S. Treasury Obligations (continued)
U.S. Treasury Bills(r) (continued) 0.16%, 05/20/21	USD	50,000	$49,999,764
U.S. Treasury Cash Management Bill, 0.06%, 05/04/21(r)		30,000	29,999,998

			179,999,606

Total Short-Term Securities — 1.6% (Cost: $439,413,569)			439,421,338

Options Purchased — 0.7% (Cost: $161,589,460)			198,538,440

Total Investments Before Options Written — 103.8% (Cost: $21,323,593,161)			28,101,239,907

		Shares

Investments Sold Short

Common Stocks

United States — (0.7)%
Affirm Holdings, Inc.(f)		(202,947)	(14,307,764)
Appian Corp.(f)		(389,457)	(47,194,399)
DoorDash, Inc.(f)		(284,596)	(40,745,609)
Hershey Co.		(48,247)	(7,926,982)
JM Smucker Co.		(51,256)	(6,714,023)
Nordstrom, Inc		(78,442)	(2,877,253)
Snowflake, Inc., Class A(f)		(122,884)	(28,458,706)
Walgreens Boots Alliance, Inc.		(764,669)	(40,603,924)

Total Investments Sold Short — (0.7)% (Proceeds: $(206,983,842))			(188,828,660)

Options Written — (0.3)% (Premiums Received: $(91,787,375))			(103,248,986)

Total Investments, Net of Options Written — 102.8% (Cost: $21,024,821,944)			27,809,162,261

Liabilities in Excess of Other Assets — (2.8)%			(746,726,887)

Net Assets — 100.0%			$27,062,435,374

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Zero-coupon bond.
(f)	Non-income producing security.
(g)	Affiliate of the Fund.
(h)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $939,765,326, representing 3.18% of its net assets as of period end, and an original cost of $576,216,940.

(i)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(j)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(k)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(l)	Issuer filed for bankruptcy and/or is in default.
(m)	Perpetual security with no stated maturity date.
(n)	Convertible security.
(o)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(p)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(q)	Annualized 7-day yield as of period end.
(r)	Rates are discount rates or a range of discount rates as of period end.
(s)	All or a portion of the security has been pledged in connection with outstanding futures contracts.
(t)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Par/Shares Held at 04/30/21	Income	Capital Gain Distributions from Underlying Funds
Bio City Development Co. BV	$13,732,875	$—		$—	$—	$(521,145)	$13,211,730	140,850,000	$—	$—
BlackRock Liquidity Funds, T-Fund,
Institutional Class	3,000,470	179,812,510	(a)	—	—	—	182,812,980	182,812,980	11,297	—
iShares China Large-Cap ETF	10,177,971	41,709,756		(32,363,619)	1,246,991	598,506	21,369,605	461,746	473,228	—
iShares iBoxx $ Investment Grade
Corporate Bond ETF	131,757,349	—		(127,849,132)	(1,738,396)	1,390,770	3,560,591	27,149	1,361,708	—
iShares iBoxx USD High Yield Corporate
Bond ETF	304,841,058	46,023,777		(229,301,909)	6,337,893	2,839,469	130,740,288	1,495,200	6,185,462	—
iShares Latin America 40 ETF	—	14,467,669		(4,914,230)	139,899	836,947	10,530,285	371,046	—	—
iShares MSCI Brazil ETF	8,899,738	—		(3,523,461)	156,723	2,345,674	7,878,674	221,560	91,536	—
iShares MSCI Emerging Markets ETF	3,766,013	—		(1,468,519)	227,772	521,095	3,046,361	56,435	43,707	—
iShares Nasdaq Biotechnology ETF	3,859,429	—		(1,463,526)	344,702	305,494	3,046,099	19,698	5,807	—

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	35

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc.

Affiliated Issuer	Value at 10/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Par/Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds
iShares Russell 2000 ETF	$89,229,272	$200,274,335	$(172,891,693)		$10,854,958	$47,192,822	$174,659,694	776,645	$654,507		$—
iShares S&P 500 Value ETF	25,096,725	—	—		—	8,184,456	33,281,181	227,346	333,903		—
Quintis Australia Pty. Ltd.	82,133,651	3,285,346	—		—	7,868	85,418,997	85,418,997	3,305,879		—
Quintis Australia Pty. Ltd.	82,684,528	—	—		—	131,495	82,684,528	82,684,528	—		—
Quintis HoldCo Pty. Ltd.	36,275,449	—	—		—	1,459,458	37,734,907	43,735,802	—		—
SL Liquidity Series, LLC, Money Market Series(b)	213,007,106	—	(212,980,359	)(a)	59,722	(86,469)	—	—	1,986,281	(c)	—

					$17,630,264	$65,206,440	$789,975,920		$14,453,315		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Exchange Traded Bitcoin Futures(a)	80	05/28/21	$22,926	$880,394
Euro BTP	101	06/08/21	17,861	(131,251)
Euro OAT	458	06/08/21	88,371	(661,252)
10-Year Australian T-Bond	708	06/15/21	76,025	398,346
DAX Index	235	06/18/21	107,135	4,203,729
Euro Stoxx 50 Index	3,833	06/18/21	181,564	5,440,058
FTSE/MIB Index	157	06/18/21	22,566	(347,546)
MSCI Emerging Markets Index	505	06/18/21	33,749	(339,724)
Russell 2000 E-Mini Index	997	06/18/21	112,736	(4,677,675)

				4,765,079

Short Contracts
Euro-Bund	959	06/08/21	196,003	1,113,298
Yen Denom Nikkei Index	27	06/10/21	3,564	(43,336)
SPI 200 Index	35	06/17/21	4,720	(159,825)
FTSE 100 Index	21	06/18/21	2,012	(61,234)
NASDAQ 100 E-Mini Index	1,905	06/18/21	527,685	(30,143,827)
S&P 500 E-Mini Index	11,907	06/18/21	2,485,229	(93,734,090)
10-Year U.S. Treasury Note	83	06/21/21	10,966	(11,806)
10-Year U.S. Ultra Long Treasury Note	4,233	06/21/21	616,563	(4,352,442)
U.S. Long Treasury Bond	67	06/21/21	10,540	283,062
U.S. Ultra T-Bond	369	06/21/21	68,692	(1,374,170)
Long Gilt	1,258	06/28/21	221,809	286,662
2-Year U.S. Treasury Note	6,916	06/30/21	1,526,869	787,636
5-Year U.S. Treasury Note	10,606	06/30/21	1,314,978	(2,815,204)

				(130,225,276)

				$(125,460,197)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	27,808,860	USD	37,973,065	Citibank N.A.	05/06/21	$432,427
GBP	28,120,532	USD	38,462,738	Citibank N.A.	05/06/21	373,190

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	797,688,000	USD	39,125,752	BNP Paribas S.A.	05/06/21	$243,918
USD	107,554,062	HKD	833,587,000	Citibank N.A.	05/06/21	239,522
USD	447,195	HKD	3,466,000	Morgan Stanley & Co. International PLC	05/06/21	989
USD	107,271,120	HKD	831,437,000	Citibank N.A.	05/13/21	230,976
USD	1,046,358	HKD	8,110,000	HSBC Bank USA N.A.	05/13/21	2,267
USD	65,808,802	EUR	54,178,735	JPMorgan Chase Bank N.A.	05/20/21	652,191
CNH	694,609,000	USD	106,775,860	Morgan Stanley & Co. International PLC	06/10/21	251,927
EUR	36,912,000	USD	44,284,932	Citibank N.A.	06/10/21	125,194
EUR	54,960,000	USD	65,749,472	Citibank N.A.	06/10/21	374,838
EUR	34,998,000	USD	41,999,637	Citibank N.A.	06/11/21	108,596
USD	16,034,190	INR	1,194,026,000	BNP Paribas S.A.	06/11/21	28,388
CNH	341,878,000	USD	52,600,662	Morgan Stanley & Co. International PLC	06/17/21	52,607
EUR	54,952,000	USD	65,699,622	Deutsche Bank AG	06/17/21	425,037
EUR	52,932,260	USD	63,250,335	JPMorgan Chase Bank N.A.	06/18/21	445,310
HUF	16,116,656,000	USD	52,230,992	Bank of America N.A.	06/18/21	1,560,108
CAD	141,140,000	USD	113,069,202	Goldman Sachs International	06/25/21	1,771,509
JPY	11,017,945,000	USD	100,014,433	BNP Paribas S.A.	07/08/21	853,149
JPY	165,298,000	USD	1,500,425	JPMorgan Chase Bank N.A.	07/08/21	12,852
JPY	11,232,026,000	USD	101,629,406	Bank of America N.A.	07/09/21	1,198,925
PLN	206,723,000	EUR	44,828,199	Morgan Stanley & Co. International PLC	07/09/21	564,141
CHF	123,626,000	USD	133,434,792	Morgan Stanley & Co. International PLC	07/14/21	2,190,389
JPY	8,065,180,475	USD	73,490,789	BNP Paribas S.A.	07/14/21	348,442
JPY	6,499,479,525	USD	59,194,881	Citibank N.A.	07/14/21	309,872
JPY	11,077,690,000	USD	100,939,287	HSBC Bank USA N.A.	07/15/21	481,264
EUR	76,429,158	USD	91,688,110	JPMorgan Chase Bank N.A.	07/21/21	346,503
INR	2,038,701,000	USD	26,888,697	Citibank N.A.	07/23/21	270,483
GBP	44,761,000	USD	61,714,260	Goldman Sachs International	07/29/21	117,176
JPY	49,652,758	EUR	377,000	Goldman Sachs International	07/30/21	587
JPY	12,404,557,589	EUR	94,176,000	Goldman Sachs International	07/30/21	156,878

						14,169,655

JPY	8,358,508,000	USD	79,590,300	Barclays Bank PLC	05/06/21	(3,110,219)
USD	75,806,434	CNH	493,064,000	Barclays Bank PLC	05/06/21	(348,159)
USD	1,483,854	CNH	9,651,000	Goldman Sachs International	05/06/21	(6,759)
USD	38,578,517	MXN	797,688,000	Citibank N.A.	05/06/21	(791,153)
JPY	8,442,467,000	USD	80,443,781	Barclays Bank PLC	05/07/21	(3,195,478)
USD	44,103,949	CNH	286,742,000	BNP Paribas S.A.	05/07/21	(180,725)
JPY	10,345,355,000	USD	97,813,635	BNP Paribas S.A.	05/13/21	(3,150,071)
CHF	47,239,000	USD	53,236,412	JPMorgan Chase Bank N.A.	05/14/21	(1,497,058)
JPY	25,805,000	USD	246,695	JPMorgan Chase Bank N.A.	05/14/21	(10,569)
JPY	10,499,307,000	USD	100,375,275	JPMorgan Chase Bank N.A.	05/14/21	(4,302,337)
EUR	54,178,735	USD	65,338,866	JPMorgan Chase Bank N.A.	05/20/21	(182,255)
JPY	9,280,106,997	USD	87,723,826	Citibank N.A.	05/21/21	(2,802,634)
JPY	5,872,740,000	USD	55,082,120	UBS AG	06/03/21	(1,336,144)
USD	77,098,678	SEK	654,429,000	Bank of America N.A.	06/03/21	(226,159)
USD	51,042,183	CNH	334,630,000	Morgan Stanley & Co. International PLC	06/09/21	(522,205)
JPY	161,271,000	USD	1,488,169	JPMorgan Chase Bank N.A.	06/10/21	(12,166)
JPY	12,977,640,000	USD	119,787,887	Morgan Stanley & Co. International PLC	06/10/21	(1,012,412)
USD	1,025,151	CNH	6,725,000	HSBC Bank USA N.A.	06/10/21	(11,061)
USD	104,863,563	CNH	687,884,000	HSBC Bank USA N.A.	06/10/21	(1,128,013)
USD	52,198,818	EUR	43,864,000	Bank of America N.A.	06/10/21	(575,504)
USD	44,066,739	EUR	36,911,939	Citibank N.A.	06/10/21	(343,314)
USD	666,063	EUR	556,000	Morgan Stanley & Co. International PLC	06/16/21	(2,966)
USD	1,450,170	EUR	1,218,000	UBS AG	06/16/21	(15,438)
USD	52,354,977	CNH	341,878,000	Morgan Stanley & Co. International PLC	06/17/21	(298,291)
USD	26,794,703	EUR	22,347,000	Barclays Bank PLC	06/17/21	(95,815)
USD	4,321,978	HUF	1,298,516,556	Barclays Bank PLC	06/18/21	(11,963)
USD	2,160,874	HUF	649,225,838	BNP Paribas S.A.	06/18/21	(5,988)
USD	21,228,891	HUF	6,382,572,088	Citibank N.A.	06/18/21	(73,641)
USD	21,601,242	HUF	6,487,933,094	Citibank N.A.	06/18/21	(52,943)
USD	4,321,546	HUF	1,298,408,424	Morgan Stanley & Co. International PLC	06/18/21	(12,034)
GBP	40,722,318	EUR	47,397,000	BNP Paribas S.A.	06/24/21	(795,186)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	37

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	1,104,720	EUR	1,286,000	Citibank N.A.	06/24/21	$(21,822)
GBP	35,895,000	USD	49,783,292	Citibank N.A.	06/24/21	(203,923)
GBP	153,000	USD	212,200	JPMorgan Chase Bank N.A.	06/24/21	(871)
USD	52,515,756	CNH	344,141,000	Morgan Stanley & Co. International PLC	06/24/21	(461,411)
JPY	4,323,785,234	EUR	33,214,000	Citibank N.A.	06/25/21	(395,314)
USD	65,701,981	CNH	430,210,000	Morgan Stanley & Co. International PLC	06/25/21	(520,277)
USD	1,981,908	CNH	13,131,000	BNP Paribas S.A.	07/08/21	(37,547)
USD	102,717,650	CNH	680,405,000	HSBC Bank USA N.A.	07/08/21	(1,923,848)
USD	39,772,000	BRL	228,271,394	Citibank N.A.	07/13/21	(1,994,600)
JPY	7,319,283,876	EUR	56,077,000	HSBC Bank USA N.A.	07/15/21	(507,675)
USD	59,616,303	BRL	337,160,000	BNP Paribas S.A.	07/15/21	(2,061,596)
JPY	9,390,924,000	USD	86,049,638	UBS AG	07/21/21	(67,716)
AUD	38,044,000	USD	29,522,680	Bank of America N.A.	07/22/21	(205,431)
GBP	68,365,000	USD	95,310,456	HSBC Bank USA N.A.	07/22/21	(874,634)
GBP	807,000	USD	1,125,042	JPMorgan Chase Bank N.A.	07/22/21	(10,295)
USD	942,200	NOK	7,854,000	JPMorgan Chase Bank N.A.	07/22/21	(1,435)
USD	66,015,664	NOK	550,237,000	JPMorgan Chase Bank N.A.	07/22/21	(93,685)
EUR	33,512,553	USD	40,570,675	Morgan Stanley & Co. International PLC	07/23/21	(213,800)
GBP	68,328,000	USD	95,255,095	HSBC Bank USA N.A.	07/23/21	(870,177)
GBP	844,000	USD	1,176,627	JPMorgan Chase Bank N.A.	07/23/21	(10,767)
JPY	47,667,000	USD	437,540	JPMorgan Chase Bank N.A.	07/29/21	(1,079)
JPY	7,532,399,000	USD	69,140,683	JPMorgan Chase Bank N.A.	07/29/21	(170,471)
JPY	9,390,924,000	USD	86,074,269	Morgan Stanley & Co. International PLC	07/29/21	(86,522)
MXN	463,000	USD	22,924	Goldman Sachs International	07/29/21	(287)
MXN	1,198,026,000	USD	59,306,512	Goldman Sachs International	07/29/21	(732,687)
EUR	67,139,494	USD	81,486,251	Deutsche Bank AG	07/30/21	(623,078)
JPY	12,133,000	USD	112,337	Bank of America N.A.	07/30/21	(1,240)
JPY	7,524,489,000	USD	69,140,287	Bank of America N.A.	07/30/21	(241,918)
JPY	56,925,000	USD	523,071	JPMorgan Chase Bank N.A.	07/30/21	(1,834)
JPY	8,097,691,000	USD	74,983,876	JPMorgan Chase Bank N.A.	07/30/21	(836,954)
JPY	7,966,385,000	USD	73,231,893	JPMorgan Chase Bank N.A.	08/05/21	(283,574)

						(39,565,128)

						$(25,395,473)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR S&P 500 ETF Trust	17,639	05/14/21	USD	421.00	USD	736,075	$4,542,042
10-Year U.S. Treasury Note	4,538	05/21/21	USD	134.50	USD	599,583	70,906
Advance Auto Parts, Inc.	396	05/21/21	USD	190.00	USD	7,926	483,120
Alphabet, Inc., Class C	127	05/21/21	USD	2,200.00	USD	30,609	2,751,455
Amazon.com, Inc.	59	05/21/21	USD	3,250.00	USD	20,458	1,409,215
Amazon.com, Inc.	84	05/21/21	USD	3,300.00	USD	29,126	1,656,900
Apple, Inc.	2,138	05/21/21	USD	130.00	USD	28,106	791,060
ConocoPhillips	3,722	05/21/21	USD	55.00	USD	19,034	240,069
DR Horton, Inc.	1,985	05/21/21	USD	97.50	USD	19,511	660,013
DR Horton, Inc.	2,977	05/21/21	USD	95.00	USD	29,261	1,443,845
Edwards Lifesciences Corp.	818	05/21/21	USD	85.00	USD	7,814	867,080
Global Payments, Inc.	1,361	05/21/21	USD	205.00	USD	29,211	1,551,529
Home Depot, Inc.	724	05/21/21	USD	280.00	USD	23,434	3,176,550
Las Vegas Sands Corp.	3,449	05/21/21	USD	72.50	USD	21,129	46,562
Mastercard, Inc., Class A	394	05/21/21	USD	395.00	USD	15,053	143,810
Micron Technology, Inc.	2,148	05/21/21	USD	95.00	USD	18,488	135,324
Microsoft Corp.	1,098	05/21/21	USD	250.00	USD	27,689	642,330
NXP Semiconductors NV	486	05/21/21	USD	230.00	USD	9,356	17,010
NXP Semiconductors NV	408	05/21/21	USD	225.00	USD	7,854	13,872
salesforce.com, Inc.	429	05/21/21	USD	260.00	USD	9,881	16,302
SPDR S&P 500 ETF Trust	2,968	05/21/21	USD	395.00	USD	123,855	7,207,788

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
SPDR S&P 500 ETF Trust	8,245	05/21/21	USD	420.00	USD	344,064	$3,590,697
SPDR S&P 500 ETF Trust	13,363	05/21/21	USD	422.00	USD	557,638	4,456,560
VanEck Vectors Gold Miners ETF	4,374	05/21/21	USD	240.00	USD	106,288	3,477,330
Western Digital Corp.	1,131	05/21/21	USD	85.00	USD	7,988	23,186
Western Digital Corp.	1,532	05/21/21	USD	75.00	USD	10,821	182,308
Alibaba Group Holding Ltd., ADR	2,182	06/18/21	USD	260.00	USD	50,393	549,864
Alphabet, Inc., Class C	65	06/18/21	USD	2,400.00	USD	15,666	552,825
Applied Materials, Inc.	1,080	06/18/21	USD	150.00	USD	14,333	209,520
Bank of America Corp.	3,256	06/18/21	USD	42.00	USD	13,197	286,528
Barclays PLC	3,256	06/18/21	GBP	2.00	GBP	5,714	123,659
Barclays PLC	1,628	06/18/21	GBP	2.00	GBP	2,857	3,091,479
BNP Paribas SA	3,906	06/18/21	EUR	55.00	EUR	20,854	697,354
Citigroup, Inc.	1,301	06/18/21	USD	75.00	USD	9,268	192,548
Deere & Co.	378	06/18/21	USD	400.00	USD	14,018	197,505
Deere & Co.	185	06/18/21	USD	380.00	USD	6,861	209,513
Facebook, Inc., Class A	945	06/18/21	USD	330.00	USD	30,720	975,713
Goldman Sachs Group Inc. (The)	543	06/18/21	USD	350.00	USD	18,921	631,238
ING Groep NV	3,256	06/18/21	EUR	11.00	EUR	3,461	88,077
Las Vegas Sands Corp.	4,900	06/18/21	USD	65.00	USD	30,017	889,350
Lions Gate Entertainment Corp., Class A	348	06/18/21	USD	20.00	USD	504	5,220
Lloyds Banking Group PLC	12,995	06/18/21	GBP	0.46	GBP	5,904	278,174
Mastercard, Inc., Class A	676	06/18/21	USD	420.00	USD	25,827	173,056
Monster Beverage Corp.	1,317	06/18/21	USD	95.00	USD	12,781	665,085
Monster Beverage Corp.	256	06/18/21	USD	90.00	USD	2,484	241,920
PVH Corp.	1,121	06/18/21	USD	95.00	USD	12,687	2,253,210
PVH Corp.	769	06/18/21	USD	120.00	USD	8,704	396,035
Societe Generale SA	3,257	06/18/21	EUR	23.50	EUR	7,709	481,634
Unicredit SpA	635	06/18/21	EUR	8.80	EUR	2,718	114,514
Volkswagen AG, Preference Shares	546	06/18/21	EUR	265.00	EUR	11,832	104,372
Walt Disney Co.	436	06/18/21	USD	200.00	USD	8,110	134,070
Western Digital Corp.	755	06/18/21	USD	80.00	USD	5,333	100,415
Alphabet, Inc., Class C	113	07/16/21	USD	2,600.00	USD	27,234	406,800
Amazon.com, Inc.	76	07/16/21	USD	3,750.00	USD	26,352	484,120
Apple, Inc.	2,048	07/16/21	USD	140.00	USD	26,923	594,944
Applied Materials, Inc.	2,034	07/16/21	USD	140.00	USD	26,993	1,215,315
iShares MSCI Emerging Markets ETF	16,465	07/16/21	USD	57.00	USD	88,878	954,970
Mastercard, Inc., Class A	701	07/16/21	USD	390.00	USD	26,782	997,173
Microsoft Corp.	1,100	07/16/21	USD	265.00	USD	27,740	547,250
Sabre Corp.	472	07/16/21	USD	20.00	USD	707	12,508
Mastercard, Inc., Class A	1,467	08/20/21	USD	410.00	USD	56,048	1,643,040
SPDR S&P 500 ETF Trust	1,235	12/17/21	USD	360.00	USD	51,537	8,165,820

							68,261,681

Put
10-Year U.S. Treasury Note	2,744	05/14/21	USD	131.50	USD	362,551	686,000
Bank of America Corp.	7,051	05/21/21	USD	38.00	USD	28,578	155,122
InvesCo QQQ Trust, Series 1	8,219	05/21/21	USD	325.00	USD	277,794	2,288,991
InvesCo QQQ Trust, Series 1	10,979	05/21/21	USD	330.00	USD	371,079	4,210,446
iShares iBoxx $ High Yield Corporate Bond ETF	6,834	05/21/21	USD	85.00	USD	59,756	105,927
iShares iBoxx $ High Yield Corporate Bond ETF	475	05/21/21	USD	86.00	USD	4,153	10,925
iShares Russell 2000 ETF	350	05/21/21	USD	205.00	USD	7,871	26,775
JPMorgan Chase & Co.	1,791	05/21/21	USD	150.00	USD	27,547	291,933
Lumen Technologies, Inc.	1,353	05/21/21	USD	12.00	USD	1,736	29,090
Morgan Stanley	3,342	05/21/21	USD	82.50	USD	27,588	645,006
SPDR Bloomberg Barclays High Yield Bond ETF	357	05/21/21	USD	108.00	USD	3,899	11,603
SPDR S&P 500 ETF Trust	2,422	05/21/21	USD	380.00	USD	101,070	168,329
SPDR S&P 500 ETF Trust	345	05/21/21	USD	390.00	USD	14,397	39,503
SPDR S&P 500 ETF Trust	21,490	05/21/21	USD	405.00	USD	896,778	5,608,890
SPDR S&P 500 ETF Trust	13,150	05/21/21	USD	402.00	USD	548,750	2,899,575
SPDR S&P 500 ETF Trust	499	05/21/21	USD	403.00	USD	20,823	116,267
Anthem, Inc.	711	06/18/21	USD	340.00	USD	26,975	209,745
Anthem, Inc.	353	06/18/21	USD	350.00	USD	13,392	157,085

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	39

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put (continued)
iShares iBoxx $ High Yield Corporate Bond ETF	26,650	06/18/21	USD	84.00	USD	233,028	$932,750
Procter & Gamble Co.	2,497	06/18/21	USD	130.00	USD	33,315	474,430
SPDR Bloomberg Barclays High Yield Bond ETF	400	06/18/21	USD	106.00	USD	4,368	19,000
SPDR S&P 500 ETF Trust	2,727	06/18/21	USD	400.00	USD	113,798	1,404,405
Pitney Bowes, Inc.	214	07/16/21	USD	7.00	USD	160	13,910

							20,505,707

							$88,767,388

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
GBP Currency	UBS AG	—	05/06/21	USD	1.40	GBP	90,559	$32,767
USD Currency	Citibank N.A.	—	05/06/21	JPY	110.50	USD	253,435	64,883
USD Currency	Morgan Stanley & Co. International PLC	—	05/06/21	CHF	0.94	USD	253,435	3,295
Adidas AG	Barclays Bank PLC	42,027	05/21/21	EUR	310.00	EUR	10,795	4,541
Alibaba Group Holding Ltd., ADR	Nomura International PLC	52,014	05/21/21	USD	240.00	USD	12,013	197,653
Euro Stoxx 50	Credit Suisse International	15,325	05/21/21	EUR	4,025.00	EUR	60,913	430,508
SPDR Gold Trust(a)	Morgan Stanley & Co. International PLC	43,208	05/21/21	USD	166.00	USD	7,158	65,587
Starbucks Corp.	Citibank N.A.	127,597	05/21/21	USD	115.00	USD	14,609	223,859
Autodesk, Inc.	Nomura International PLC	145,240	06/18/21	USD	280.00	USD	42,397	3,137,184
Dr. Horton, Inc.	Citibank N.A.	276,129	06/18/21	USD	105.00	USD	27,141	526,578
LVMH Moet Hennessy Louis Vuitton SE	Barclays Bank PLC	25,263	06/18/21	EUR	630.00	EUR	15,820	481,671
Raytheon Technologies Corp	Goldman Sachs International	365,234	06/18/21	USD	77.50	USD	30,402	2,418,854
SPDR Gold Trust(a)	Societe Generale	86,562	06/18/21	USD	168.00	USD	14,340	171,393
SPDR S&P 500 ETF Trust	Morgan Stanley & Co. International PLC	575,800	06/18/21	USD	360.00	USD	240,281	33,998,111
Euro Stoxx 50	Credit Suisse International	15,325	07/13/21	EUR	4,050.00	EUR	60,913	1,038,257
NXP Semiconductors NV	UBS AG	138,487	07/16/21	USD	210.00	USD	26,660	785,221
Euro Stoxx 50	Credit Suisse International	15,325	09/17/21	EUR	4,075.00	EUR	60,913	1,638,536

								45,218,898

Put
EUR Currency	Bank of America N.A.	—	06/03/21	USD	1.16	EUR	404,026	132,121
EUR Currency	JPMorgan Chase Bank N.A.	—	06/07/21	USD	1.18	EUR	152,318	228,905
USD Currency	JPMorgan Chase Bank N.A.	—	07/27/21	RUB	74.00	USD	53,778	761,339
EUR Currency	BNP Paribas S.A.	—	08/02/21	USD	1.19	EUR	195,147	1,460,948
Ishares National Muni Bond ETF	Credit Suisse International	3,487	08/20/21	USD	113.00	USD	407	59
Ishares National Muni Bond ETF	Credit Suisse International	3,497	08/20/21	USD	114.00	USD	408	261

								2,583,633

								$47,802,531

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

OTC Credit Default Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Credit Rating(a)	Exercise Price	Notional Amount (000)(b)	Value
	Rate	Frequency	Rate	Frequency
Put
Sold Protection on 5-Year Credit Default Swap, 06/20/26	5.00%	Quarterly	3-Month LIBOR	Quarterly	Bank of America N.A.	05/19/21	NR	USD 108.00	USD 11,320	$14,677

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

40	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc.

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
30-Year Interest Rate Swap, 05/30/51	3-Month LIBOR, 0.18%	Quarterly	1.80%	Semi-Annual	Deutsche Bank AG	05/28/21	1.80%	USD	60,279	$99,089
30-Year Interest Rate Swap, 06/06/51	3-Month LIBOR, 0.18%	Quarterly	1.00%	Semi-Annual	JPMorgan Chase Bank N.A.	06/04/21	1.00	USD	101,372	94
30-Year Interest Rate Swap, 06/13/51	3-Month LIBOR, 0.18%	Quarterly	1.00%	Semi-Annual	BNP Paribas S.A.	06/11/21	1.00	USD	33,056	140
30-Year Interest Rate Swap, 08/25/51	3-Month LIBOR, 0.18%	Quarterly	1.75%	Semi-Annual	Goldman Sachs International	08/23/21	1.75	USD	59,478	737,443
30-Year Interest Rate Swap, 08/25/51	3-Month LIBOR, 0.18%	Quarterly	1.77%	Semi-Annual	Goldman Sachs International	08/23/21	1.77	USD	58,937	788,456
30-Year Interest Rate Swap, 04/22/52	3-Month LIBOR, 0.18%	Quarterly	1.60%	Semi-Annual	Goldman Sachs International	04/20/22	0.02	USD	51,063	1,227,190
30-Year Interest Rate Swap, 04/22/52	3-Month LIBOR, 0.18%	Quarterly	1.60%	Semi-Annual	Goldman Sachs International	04/20/22	0.02	USD	51,062	1,227,172
10-Year Interest Rate Swap, 04/23/32	3-Month LIBOR, 0.18%	Quarterly	1.30%	Semi-Annual	Morgan Stanley & Co. International PLC	04/21/22	0.01	USD	108,286	951,676
1-Year Interest Rate Swap, 03/18/24	3-Month LIBOR, 0.18%	Quarterly	0.80%	Semi-Annual	Morgan Stanley & Co. International PLC	03/16/23	0.80	USD	1,362,004	4,119,872

										9,151,132

Put
5-Year Interest Rate Swap, 05/26/26	0.63%	Semi-Annual	3-Month LIBOR, 0.18%	Quarterly	Morgan Stanley & Co. International PLC	05/24/21	0.63	USD	731,604	12,113,065
5-Year Interest Rate Swap, 05/27/26	0.64%	Semi-Annual	3-Month LIBOR, 0.18%	Quarterly	Deutsche Bank AG	05/25/21	0.64	USD	739,548	11,914,631
5-Year Interest Rate Swap, 05/27/26	0.64%	Semi-Annual	3-Month LIBOR, 0.18%	Quarterly	Nomura International PLC	05/25/21	0.64	USD	369,774	5,957,315
5-Year Interest Rate Swap, 05/27/26	0.85%	Semi-Annual	3-Month LIBOR, 0.18%	Quarterly	Goldman Sachs International	05/25/21	0.85	USD	369,774	2,367,996
5-Year Interest Rate Swap, 07/10/26	1.37%	Semi-Annual	3-Month LIBOR, 0.18%	Quarterly	Goldman Sachs International	07/08/21	1.37	USD	270,565	299,421
5-Year Interest Rate Swap, 07/10/26	1.37%	Semi-Annual	3-Month LIBOR, 0.18% 6-Month	Quarterly	Goldman Sachs International	07/08/21	1.37	USD	67,641	74,855
30-Year Interest Rate Swap, 11/18/51	0.48%	Annual	EURIBOR, (0.52%) 6-Month	Semi-Annual	JPMorgan Chase Bank N.A.	11/16/21	0.48	EUR	99,286	7,096,171
30-Year Interest Rate Swap, 11/26/51	0.49%	Annual	EURIBOR, (0.52%) 6-Month	Semi-Annual	Goldman Sachs International	11/24/21	0.49	EUR	97,137	6,878,363
30-Year Interest Rate Swap, 12/11/51	0.52%	Annual	EURIBOR, (0.52%)	Semi-Annual	Goldman Sachs International	12/09/21	0.52	EUR	90,274	6,100,895

										52,802,712

										$61,953,844

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Alphabet, Inc., Class C	253	05/21/21	USD	2,400.00	USD	60,976	$(1,311,805)
Amazon.com, Inc.	169	05/21/21	USD	3,500.00	USD	58,599	(1,133,990)
Apple, Inc.	4,275	05/21/21	USD	140.00	USD	56,199	(230,850)
Bank of America Corp.	7,051	05/21/21	USD	44.00	USD	28,578	(84,612)
Global Payments, Inc.	1,361	05/21/21	USD	225.00	USD	29,211	(250,208)
Home Depot, Inc.	430	05/21/21	USD	310.00	USD	13,918	(707,350)
Invesco QQQ Trust, Series 1	854	05/21/21	USD	350.00	USD	28,864	(114,863)
JPMorgan Chase & Co.	1,791	05/21/21	USD	175.00	USD	27,547	(11,642)
Mastercard, Inc., Class A	394	05/21/21	USD	425.00	USD	15,053	(20,882)
Micron Technology, Inc	1,730	05/21/21	USD	100.00	USD	14,890	(42,385)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	41

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Microsoft Corp.	2,197	05/21/21	USD	275.00	USD	55,404	$(61,516)
Morgan Stanley	3,342	05/21/21	USD	95.00	USD	27,588	(21,723)
NXP Semiconductors NV	798	05/21/21	USD	220.00	USD	15,362	(43,491)
NXP Semiconductors NV	486	05/21/21	USD	260.00	USD	9,356	(36,936)
NXP Semiconductors NV	408	05/21/21	USD	240.00	USD	7,854	(8,976)
ServiceNow, Inc.	278	05/21/21	USD	660.00	USD	14,077	(44,480)
Toll Brothers, Inc.	2,237	05/21/21	USD	60.00	USD	14,026	(838,875)
VanEck Vectors Gold Miners ETF	6,559	05/21/21	USD	265.00	USD	159,384	(472,248)
Western Digital Corp.	696	05/21/21	USD	95.00	USD	3,072	(8,352)
Western Digital Corp.	2,298	05/21/21	USD	80.00	USD	16,231	(102,261)
Alibaba Group Holding Ltd., ADR	3,272	06/18/21	USD	290.00	USD	75,567	(222,496)
Anthem, Inc.	711	06/18/21	USD	390.00	USD	26,975	(568,800)
Anthem, Inc.	353	06/18/21	USD	410.00	USD	13,392	(88,250)
Applied Materials, Inc.	2,160	06/18/21	USD	175.00	USD	28,665	(48,600)
Bank of America Corp.	6,510	06/18/21	USD	46.00	USD	26,385	(113,925)
Barclays PLC	6,510	06/18/21	GBP	2.20	GBP	11,425	(629,344)
Barclays PLC	3,255	06/18/21	GBP	2.20	GBP	5,713	(4,495,316)
BNP Paribas SA	7,814	06/18/21	EUR	60.00	EUR	41,719	(333,500)
Capital One Financial Corp.	1,371	06/18/21	USD	150.00	USD	20,439	(819,172)
Citigroup, Inc	2,604	06/18/21	USD	85.00	USD	18,551	(50,778)
Facebook, Inc., Class A	1,890	06/18/21	USD	345.00	USD	61,440	(930,825)
Goldman Sachs Group Inc. (The)	1,084	06/18/21	USD	380.00	USD	37,772	(311,108)
ING Groep NV	6,510	06/18/21	EUR	12.00	EUR	6,920	(78,266)
iShares iBoxx $ High Yield Corporate Bond ETF	13,396	06/18/21	USD	87.00	USD	117,135	(884,136)
iShares iBoxx $ Investment Grade Corporate Bond ETF	10,172	06/18/21	USD	132.00	USD	133,406	(523,858)
iShares iBoxx $ Investment Grade Corporate Bond ETF	16,420	06/18/21	USD	133.00	USD	215,348	(303,770)
Las Vegas Sands Corp.	4,900	06/18/21	USD	72.50	USD	30,017	(235,200)
Mastercard, Inc., Class A	1,352	06/18/21	USD	450.00	USD	51,655	(97,344)
Micron Technology, Inc.	452	06/18/21	USD	105.00	USD	3,890	(23,956)
NVIDIA Corp.	67	06/18/21	USD	640.00	USD	4,023	(119,093)
Societe Generale SA	6,509	06/18/21	EUR	26.00	EUR	15,407	(305,192)
SPDR S&P 500 ETF Trust	11,771	06/18/21	USD	400.00	USD	491,204	(26,437,666)
SPDR S&P 500 ETF Trust	11,332	06/18/21	USD	430.00	USD	472,884	(3,767,890)
Unicredit SpA	1,269	06/18/21	EUR	10.00	EUR	5,433	(69,417)
Alphabet, Inc., Class C	113	07/16/21	USD	2,800.00	USD	27,234	(93,225)
Amazon.com, Inc.	76	07/16/21	USD	4,100.00	USD	26,352	(132,620)
Apple, Inc.	2,048	07/16/21	USD	155.00	USD	26,923	(150,528)
Applied Materials, Inc.	2,034	07/16/21	USD	155.00	USD	26,993	(463,752)
iShares MSCI Emerging Markets ETF	16,465	07/16/21	USD	61.00	USD	88,878	(123,488)
Mastercard, Inc., Class A	701	07/16/21	USD	440.00	USD	26,782	(159,828)
Microsoft Corp.	1,100	07/16/21	USD	290.00	USD	27,740	(111,100)
NVIDIA Corp.	251	07/16/21	USD	660.00	USD	15,070	(485,057)
Mastercard, Inc., Class A	1,467	08/20/21	USD	450.00	USD	56,048	(513,450)

							(49,238,395)

Put
10-Year U.S. Treasury Note	4,116	05/14/21	USD	130.50	USD	543,827	(257,250)
10-Year U.S. Treasury Note	4,538	05/21/21	USD	129.50	USD	599,583	(141,813)
Advance Auto Parts, Inc.	396	05/21/21	USD	160.00	USD	7,926	(45,540)
Bank of America Corp.	7,051	05/21/21	USD	34.00	USD	28,578	(35,255)
Global Payments, Inc.	1,361	05/21/21	USD	170.00	USD	29,211	(142,905)
Invesco QQQ Trust, Series 1	3,007	05/21/21	USD	270.00	USD	101,634	(37,588)
InvesCo QQQ Trust, Series 1	5,212	05/21/21	USD	300.00	USD	176,160	(247,570)
InvesCo QQQ Trust, Series 1	10,979	05/21/21	USD	305.00	USD	371,079	(735,593)
iShares iBoxx $ High Yield Corporate Bond ETF	6,834	05/21/21	USD	75.00	USD	59,756	(13,668)
iShares iBoxx $ High Yield Corporate Bond ETF	475	05/21/21	USD	83.00	USD	4,153	(2,613)
iShares Russell 2000 ETF	350	05/21/21	USD	190.00	USD	7,871	(6,825)
JPMorgan Chase & Co.	1,791	05/21/21	USD	135.00	USD	27,547	(30,447)
Las Vegas Sands Corp.	1,297	05/21/21	USD	60.00	USD	7,945	(199,089)
Mastercard, Inc., Class A	196	05/21/21	USD	340.00	USD	7,488	(12,347)
Morgan Stanley	3,342	05/21/21	USD	72.50	USD	27,588	(41,775)
SPDR Bloomberg Barclays High Yield Bond ETF	357	05/21/21	USD	104.00	USD	3,899	(7,140)

42	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put (continued)
SPDR S&P 500 ETF Trust	17,451	05/21/21	USD	360.00	USD	728,230	$(567,157)
SPDR S&P 500 ETF Trust	4,538	05/21/21	USD	385.00	USD	189,371	(401,613)
SPDR S&P 500 ETF Trust	13,150	05/21/21	USD	382.00	USD	548,750	(1,005,975)
SPDR S&P 500 ETF Trust	345	05/21/21	USD	370.00	USD	14,397	(15,698)
Alphabet, Inc., Class C	65	06/18/21	USD	2,100.00	USD	15,666	(73,450)
Anthem, Inc.	711	06/18/21	USD	300.00	USD	26,975	(55,103)
Anthem, Inc.	353	06/18/21	USD	310.00	USD	13,392	(33,535)
Deere & Co.	378	06/18/21	USD	350.00	USD	14,018	(289,170)
Deere & Co.	185	06/18/21	USD	330.00	USD	6,861	(66,600)
iShares iBoxx $High Yield Corporate Bond ETF	13,396	06/18/21	USD	75.00	USD	117,135	(73,678)
iShares iBoxx $ High Yield Corporate Bond ETF	13,254	06/18/21	USD	81.00	USD	115,893	(205,437)
Lloyds Banking Group PLC	12,995	06/18/21	GBP	0.38	GBP	5,904	(448,668)
Monster Beverage Corp.	1,317	06/18/21	USD	85.00	USD	12,781	(95,483)
Monster Beverage Corp.	256	06/18/21	USD	80.00	USD	2,484	(8,960)
Procter & Gamble Co.	2,497	06/18/21	USD	115.00	USD	33,315	(83,650)
PVH Corp.	769	06/18/21	USD	100.00	USD	8,704	(217,242)
salesforce.com, Inc.	1,606	06/18/21	USD	200.00	USD	36,989	(294,701)
SPDR Bloomberg Barclays High Yield Bond ETF	400	06/18/21	USD	100.00	USD	4,368	(8,000)
SPDR S&P 500 ETF Trust	3,544	06/18/21	USD	370.00	USD	147,891	(666,272)
Volkswagen AG, Preference Shares	546	06/18/21	EUR	210.00	EUR	11,832	(282,264)
Walt Disney Co.	436	06/18/21	USD	170.00	USD	8,110	(103,550)
Alibaba Group Holding Ltd., ADR	1,090	07/16/21	USD	215.00	USD	25,174	(746,650)
Alphabet, Inc., Class C	113	07/16/21	USD	2,100.00	USD	27,234	(222,045)
Amazon.com, Inc.	76	07/16/21	USD	3,000.00	USD	26,352	(234,840)
Apple, Inc.	2,048	07/16/21	USD	115.00	USD	26,923	(252,928)
Applied Materials, Inc.	2,034	07/16/21	USD	115.00	USD	26,993	(586,809)
Mastercard, Inc., Class A	701	07/16/21	USD	345.00	USD	26,782	(375,035)
Microsoft Corp.	1,100	07/16/21	USD	215.00	USD	27,740	(179,850)
Mastercard, Inc., Class A	1,050	08/20/21	USD	340.00	USD	40,116	(805,875)

							(10,357,656)

							$(59,596,051)

OTC Barrier Options Written

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price	Barrier Price/Range	Notional Amount (000)	Value
Put
Euro Stoxx 50	Down-and-in	Credit Suisse International	30,280	12/17/21	EUR 3,100.00	EUR 2700.00	EUR 112,998	$(1,908,578)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
GBP Currency	UBS AG	—	05/06/21	USD	1.42	GBP	90,559	$(1,251)
USD Currency	Citibank N.A.	—	05/06/21	JPY	112.00	USD	253,450	(4,562)
USD Currency	Morgan Stanley & Co. International PLC	—	05/06/21	CHF	0.96	USD	253,435	(253)
Disco Corp.	Goldman Sachs International	6,336	05/14/21	JPY	36,736.80	JPY	224,294	(25,346)
Hoya Corp.	Morgan Stanley & Co. International PLC	81,497	05/14/21	JPY	13,620.00	JPY	1,013,415	(9,142)
Kayence Corp.	UBS AG	8,858	05/14/21	JPY	56,618.50	JPY	465,222	(5,755)
Shin-Etsu Chemical Co. Ltd.	Morgan Stanley & Co. International PLC	80,488	05/14/21	JPY	19,965.00	JPY	1,485,004	(18,471)
Sony Group Corp.	Goldman Sachs International	32,834	05/14/21	JPY	12,358.21	JPY	357,891	(3,306)
Adidas AG	Barclays Bank PLC	42,027	05/21/21	EUR	340.00	EUR	10,795	(505)
Alibaba Group Holding Ltd., ADR	Nomura International PLC	52,014	05/21/21	USD	260.00	USD	12,013	(46,813)
Dr. Horton, Inc.	BNP Paribas S.A.	162,617	05/21/21	USD	87.50	USD	15,984	(1,809,114)
SPDR Gold Trust(a)	Morgan Stanley & Co. International PLC	86,416	05/21/21	USD	176.00	USD	14,316	(25,875)
Starbucks Corp.	Citibank N.A.	127,597	05/21/21	USD	130.00	USD	14,609	(758)
Walt Disney Co.	Morgan Stanley & Co. International PLC	214,246	05/21/21	USD	215.00	USD	39,854	(123,832)
Disco Corp.	Morgan Stanley & Co. International PLC	6,490	06/11/21	JPY	42,952.50	JPY	229,746	(5,068)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	43

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc.

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Fanuc Corp.	Goldman Sachs International	11,850	06/11/21	JPY	30,232.09	JPY	298,324	$(6,558)
Hoya Corp.	Morgan Stanley & Co. International PLC	82,953	06/11/21	JPY	15,806.75	JPY	1,031,521	(2,821)
Keyence Corp.	Goldman Sachs International	9,029	06/11/21	JPY	58,269.78	JPY	474,203	(14,881)
Kose Corp.	Goldman Sachs International	18,622	06/11/21	JPY	17,944.64	JPY	306,518	(30,807)
Shin-Etsu Chemical Co. Ltd.	Morgan Stanley & Co. International PLC	82,107	06/11/21	JPY	22,172.00	JPY	1,514,874	(5,655)
Sony Group Corp.	Goldman Sachs International	33,012	06/11/21	JPY	13,593.55	JPY	359,831	(2,913)
Autodesk, Inc.	Nomura International PLC	208,204	06/18/21	USD	330.00	USD	60,777	(580,889)
Dr. Horton, Inc.	BNP Paribas S.A.	162,617	06/18/21	USD	97.50	USD	15,984	(788,692)
Dr. Horton, Inc.	Citibank N.A.	276,129	06/18/21	USD	115.00	USD	27,141	(113,213)
LVMH Moet Hennessy Louis Vuitton SE	Barclays Bank PLC	25,263	06/18/21	EUR	680.00	EUR	15,820	(104,737)
Raytheon Technologies Corp.	Goldman Sachs International	365,234	06/18/21	USD	90.00	USD	30,402	(244,707)
SPDR Gold Trust(a)	Societe Generale	173,127	06/18/21	USD	178.00	USD	28,680	(60,594)
NXP Semiconductors NV	UBS AG	138,487	07/16/21	USD	230.00	USD	26,660	(281,129)

								(4,317,647)

Put
Adidas AG	Barclays Bank PLC	31,764	05/21/21	EUR	260.00	EUR	8,159	(436,372)
SPDR Gold Trust(a)	Morgan Stanley & Co. International PLC	43,475	05/21/21	USD	158.00	USD	7,202	(11,737)
EUR Currency	Bank of America N.A.	—	06/03/21	USD	1.14	EUR	404,026	(22,830)
EUR Currency	JPMorgan Chase Bank N.A.	—	06/07/21	USD	1.16	EUR	152,318	(44,499)
Autodesk, Inc.	Nomura International PLC	145,240	06/18/21	USD	240.00	USD	42,397	(302,099)
Dr. Horton, Inc.	Citibank N.A.	276,129	06/18/21	USD	85.00	USD	27,141	(220,903)
LVMH Moet Hennessy Louis Vuitton SE	Barclays Bank PLC	21,246	06/18/21	EUR	540.00	EUR	13,304	(111,946)
Raytheon Technologies Corp.	Goldman Sachs International	365,234	06/18/21	USD	62.50	USD	30,402	(29,292)
SPDR Gold Trust(a)	Societe Generale	117,349	06/18/21	USD	154.00	USD	19,440	(48,692)
NXP Semiconductors NV	UBS AG	138,487	07/16/21	USD	170.00	USD	26,660	(516,557)
USD Currency	JPMorgan Chase Bank N.A.	—	07/27/21	RUB	70.50	USD	53,778	(168,272)
EUR Currency	BNP Paribas S.A.	—	08/02/21	USD	1.15	EUR	292,720	(339,605)

								(2,252,804)

								$(6,570,451)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

OTC Credit Default Swaptions Written

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Credit Rating(a)	Exercise Price	Notional Amount (000)(b)	Value
Description	Rate	Frequency	Rate	Frequency
Put
Sold Protection on 5-Year Credit Default Swap, 06/20/26	3-Month LIBOR	Quarterly	5.00%	Quarterly	Bank of America N.A.	05/19/21	NR	USD 105.00	USD 11,320	$(6,970)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Call
10-Year Interest Rate Swap, 09/22/31	0.55%	Semi-Annual	3-Month LIBOR, 0.18%	Quarterly	Morgan Stanley & Co. International PLC	09/20/21	0.55%	USD	54,644	$(12,854)
1-Year Interest Rate Swap, 03/18/24	0.40%	Semi-Annual	3-Month LIBOR, 0.18%	Quarterly	Morgan Stanley & Co. International PLC	03/16/23	0.40	USD	1,362,004	(1,456,132)
1-Year Interest Rate Swap, 03/18/24	0.60%	Semi-Annual	3-Month LIBOR, 0.18%	Quarterly	Morgan Stanley & Co. International PLC	03/16/23	0.60	USD	1,362,004	(2,581,543)

										(4,050,529)

Put
5-Year Interest Rate Swap, 05/27/26	3-Month LIBOR, 0.18%	Quarterly	1.00%	Semi-Annual	Goldman Sachs International	05/25/21	1.00	USD	369,774	(786,528)

44	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc.

OTC Interest Rate Swaptions Written (continued)

	Paid by the Fund		Received by the Fund			Expiration Date	Exercise Rate	Notional Amount (000)
Description	Rate	Frequency	Rate	Frequency	Counterparty					Value
Put (continued)
5-Year Interest Rate Swap, 05/27/26	3-Month LIBOR, 0.18%	Quarterly	1.00%	Semi-Annual	Deutsche Bank AG	05/25/21	1.00%	USD	369,774	$(786,528)
10-Year Interest Rate Swap, 07/10/31	3-Month LIBOR, 0.18%	Quarterly	2.15%	Semi-Annual	Goldman Sachs International	07/08/21	2.15	USD	70,888	(125,390)
30-Year Interest Rate Swap, 07/10/51	3-Month LIBOR, 0.18%	Quarterly	2.53%	Semi-Annual	Goldman Sachs International	07/08/21	2.53	USD	27,056	(89,244)
30-Year Interest Rate Swap, 07/10/51	3-Month LIBOR, 0.18%	Quarterly	2.53%	Semi-Annual	Goldman Sachs International	07/08/21	2.53	USD	27,057	(89,247)
30-Year Interest Rate Swap, 08/25/51	3-Month LIBOR, 0.18%	Quarterly	2.25%	Semi-Annual	Goldman Sachs International	08/23/21	2.25	USD	59,478	(1,315,982)
30-Year Interest Rate Swap, 08/25/51	3-Month LIBOR, 0.18%	Quarterly	2.27%	Semi-Annual	Goldman Sachs International	08/23/21	2.27	USD	58,937	(1,221,604)
10-Year Interest Rate Swap, 09/22/31	3-Month LIBOR, 0.18% 6-Month	Quarterly	1.40%	Semi-Annual	Morgan Stanley & Co. International PLC	09/20/21	1.40	USD	109,287	(3,927,475)
30-Year Interest Rate Swap, 11/18/51	EURIBOR, (0.52%) 6-Month	Semi-Annual	0.78%	Annual	JPMorgan Chase Bank N.A.	11/16/21	0.78	EUR	99,286	(2,856,943)
30-Year Interest Rate Swap, 11/26/51	EURIBOR, (0.52%)	Semi-Annual	0.79%	Annual	Goldman Sachs International	11/24/21	0.79	EUR	97,137	(2,815,441)
30-Year Interest Rate Swap, 12/11/51	6-Month EURIBOR, (0.52%)	Semi-Annual	0.82%	Annual	Goldman Sachs International	12/09/21	0.82	EUR	90,274	(2,563,211)
10-Year Interest Rate Swap, 01/28/32	3-Month LIBOR, 0.18%	Quarterly	1.76%	Semi-Annual	Goldman Sachs International	01/26/22	1.76	USD	129,147	(3,388,483)
10-Year Interest Rate Swap, 01/28/32	3-Month LIBOR, 0.18%	Quarterly	1.76%	Semi-Annual	Goldman Sachs International	01/26/22	1.76	USD	258,294	(6,776,965)
30-Year Interest Rate Swap, 04/22/52	3-Month LIBOR, 0.18%	Quarterly	2.60%	Semi-Annual	Goldman Sachs International	04/20/22	0.03	USD	51,063	(1,434,599)
30-Year Interest Rate Swap, 04/22/52	3-Month LIBOR, 0.18%	Quarterly	2.60%	Semi-Annual	Goldman Sachs International	04/20/22	0.03	USD	51,062	(1,434,578)
10-Year Interest Rate Swap, 04/23/32	3-Month LIBOR, 0.18%	Quarterly	2.30%	Semi-Annual	Morgan Stanley & Co. International PLC	04/21/22	0.02	USD	108,285	(1,504,189)

										(31,116,407)

										$(35,166,936)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.33.V1	1.00%	Quarterly	12/20/24	USD	885,749	$(18,267,783)	$(14,309,407)	$(3,958,376)
CDX.NA.HY.34.V9.	5.00	Quarterly	06/20/25	USD	97,490	(10,216,170)	2,300,073	(12,516,243)
CDX.NA.IG.36.V1	1.00	Quarterly	06/20/26	USD	122,953	(3,195,194)	(2,563,586)	(631,608)

						$(31,679,147)	$(14,572,920)	$(17,106,227)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
ITRAXX.XO.34.V1	5.00%	Quarterly	12/20/25	B	EUR	70,879	$10,984,099	$5,819,401	$5,164,698

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	45

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective		Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date		Date	Amount (000)		Value	(Received)	(Depreciation)
6-Month CAD BA, 1.91%	Semi-Annual	1.91%	Semi-Annual	N/A		07/09/21	CAD	687,584	$3,973,120	$544	$3,972,576
1.06%	Semi-Annual	3-Month LIBOR, 1.18%	Quarterly	N/A		03/28/22	USD	1,037,451	(8,791,400)	3,741	(8,795,141)
0.88%	Semi-Annual	3-Month LIBOR, 1.18%	Quarterly	N/A		08/17/22	USD	577,868	(5,778,127)	2,956	(5,781,083)
1-Month MXIBOR, 4.29%	Monthly	4.42%	Monthly	N/A		02/28/23	MXN	958,091	(476,856)	332	(477,188)
1-Month MXIBOR, 4.29%	Monthly	4.50%	Monthly	N/A		03/03/23	MXN	957,790	(414,753)	333	(415,086)
1-Month MXIBOR, 4.29%	Monthly	4.68%	Monthly	N/A		02/27/24	MXN	679,790	(646,562)	243	(646,805)
1-Month MXIBOR, 4.29%	Monthly	4.86%	Monthly	N/A		03/01/24	MXN	679,789	(494,710)	244	(494,954)
0.40%	Semi-Annual	3-Month LIBOR, 1.18%	Quarterly	N/A		03/08/24	USD	861,070	716,444	6,491	709,953
0.53%	Semi-Annual	3-Month LIBOR, 1.18%	Quarterly	06/06/22	(a)	06/06/24	USD	204,209	512,656	1,593	511,063
1.60%	Semi-Annual	3-Month LIBOR, 1.18%	Quarterly	N/A		01/24/25	USD	413,546	(16,328,967)	8,148	(16,337,115)
0.35%	Semi-Annual	3-Month LIBOR, 1.18%	Quarterly	N/A		08/27/25	USD	156,818	2,902,601	1,681	2,900,920
6-Month LIBOR, 0.20%	Quarterly	0.37%	Semi-Annual	N/A		10/29/25	USD	453,717	(9,263,033)	5,125	(9,268,158)
6-Month LIBOR, 0.20%	Quarterly	0.46%	Semi-Annual	N/A		11/24/25	USD	125,902	(2,012,909)	1,581	(2,014,490)
6-Month LIBOR, 0.20%	Quarterly	0.39%	Semi-Annual	N/A		02/10/26	USD	317,693	(7,501,254)	3,787	(7,505,041)
0.68%	Semi-Annual	3-Month LIBOR, 1.18%	Quarterly	N/A		02/19/26	USD	158,475	1,472,357	1,899	1,470,458
0.70%	Semi-Annual	3-Month LIBOR, 1.18%	Quarterly	N/A		02/23/26	USD	43,310	371,647	520	371,127
6-Month LIBOR, 0.20%	Quarterly	0.83%	Semi-Annual	N/A		03/09/26	USD	528,370	(1,372,128)	6,396	(1,378,524)
0.60%	Semi-Annual	3-Month LIBOR, 1.18%	Quarterly	N/A		04/08/26	USD	749,954	11,781,620	9,300	11,772,320
0.62%	Semi-Annual	3-Month LIBOR, 1.18%	Quarterly	N/A		04/08/26	USD	308,804	4,545,662	3,829	4,541,833
6-Month LIBOR, 0.20%	Quarterly	0.85%	Semi-Annual	N/A		04/08/26	USD	749,954	(2,504,689)	9,300	(2,513,989)
6-Month LIBOR, 0.20%	Quarterly	0.87%	Semi-Annual	N/A		04/08/26	USD	308,804	(725,750)	3,829	(729,579)
0.69%	Semi-Annual	3-Month LIBOR, 1.18%	Quarterly	N/A		06/24/30	USD	49,810	3,647,049	812	3,646,237
3-Month LIBOR, 1.18%	Quarterly	1.08%	Semi-Annual	N/A		08/19/30	USD	115,494	(4,775,498)	1,940	(4,777,438)
6-Month LIBOR, 0.20%	Quarterly	0.64%	Semi-Annual	N/A		08/21/30	USD	54,006	(4,407,890)	909	(4,408,799)
6-Month LIBOR, 0.20%	Quarterly	0.68%	Semi-Annual	N/A		09/16/30	USD	20,212	(1,613,388)	342	(1,613,730)
6-Month LIBOR, 0.20%	Quarterly	0.66%	Semi-Annual	N/A		09/25/30	USD	30,500	(2,494,041)	518	(2,494,559)
0.71%	Semi-Annual	3-Month LIBOR, 1.18%	Quarterly	N/A		09/25/30	USD	30,500	2,356,891	518	2,356,373
6-Month LIBOR, 0.20%	Quarterly	0.69%	Semi-Annual	N/A		09/30/30	USD	24,400	(1,928,214)	414	(1,928,628)
0.76%	Semi-Annual	3-Month LIBOR, 1.18%	Quarterly	N/A		09/30/30	USD	24,400	1,770,819	414	1,770,405
0.81%	Semi-Annual	3-Month LIBOR, 1.18%	Quarterly	N/A		11/25/30	USD	83,001	5,641,475	1,521	5,639,954
1.17%	Semi-Annual	3-Month LIBOR, 1.18%	Quarterly	N/A		02/04/31	USD	55,705	2,117,585	989	2,116,596
1.20%	Semi-Annual	3-Month LIBOR, 1.18%	Quarterly	N/A		02/05/31	USD	32,825	1,179,489	583	1,178,906
6-Month LIBOR, 0.20%	Quarterly	1.40%	Semi-Annual	N/A		04/07/31	USD	243,174	(4,873,789)	4,428	(4,878,217)
6-Month LIBOR, 0.20%	Quarterly	1.42%	Semi-Annual	N/A		04/08/31	USD	140,053	(2,546,901)	2,551	(2,549,452)
0.89%	Semi-Annual	3-Month LIBOR, 1.18%	Quarterly	N/A		07/05/50	USD	37,022	9,851,808	1,179	9,850,629
0.88%	Semi-Annual	3-Month LIBOR, 1.18%	Quarterly	N/A		07/21/50	USD	24,341	6,549,467	789	6,548,678
6-Month LIBOR, 0.20%	Quarterly	1.08%	Semi-Annual	N/A		09/28/50	USD	12,366	(2,773,474)	403	(2,773,877)
6-Month LIBOR, 0.20%	Quarterly	1.08%	Semi-Annual	N/A		09/28/50	USD	53,050	(11,960,214)	1,728	(11,961,942)
6-Month LIBOR, 0.20%	Quarterly	1.07%	Semi-Annual	N/A		10/21/50	USD	36,511	(8,306,756)	1,217	(8,307,973)
1.27%	Semi-Annual	3-Month LIBOR, 1.18%	Quarterly	N/A		10/24/50	USD	77,818	14,079,074	2,594	14,076,480
6-Month LIBOR, 0.20%	Quarterly	0.97%	Semi-Annual	N/A		10/28/50	USD	29,589	(7,429,935)	966	(7,430,901)
1.17%	Semi-Annual	3-Month LIBOR, 1.18%	Quarterly	N/A		10/28/50	USD	30,946	6,327,505	1,032	6,326,473
0.98%	Semi-Annual	3-Month LIBOR, 1.18%	Quarterly	N/A		10/31/50	USD	89,637	22,295,418	2,989	22,292,429
1.30%	Semi-Annual	3-Month LIBOR, 1.18%	Quarterly	N/A		11/21/50	USD	69,157	11,690,376	2,339	11,688,037
1.22%	Semi-Annual	3-Month LIBOR, 1.18%	Quarterly	N/A		11/28/50	USD	30,946	5,831,247	1,047	5,830,200
1.45%	Semi-Annual	3-Month LIBOR, 1.18%	Quarterly	N/A		12/12/50	USD	23,045	3,095,131	771	3,094,360
6-Month LIBOR, 0.20%	Quarterly	1.20%	Semi-Annual	N/A		12/22/50	USD	119,778	(23,260,668)	4,012	(23,264,680)
1.27%	Semi-Annual	3-Month LIBOR, 1.18%	Quarterly	N/A		12/30/50	USD	30,946	5,503,620	1,037	5,502,583
1.45%	Semi-Annual	3-Month LIBOR, 1.18%	Quarterly	N/A		01/09/51	USD	75,484	10,322,561	2,505	10,320,056
1.52%	Semi-Annual	3-Month LIBOR, 1.18%	Quarterly	N/A		01/09/51	USD	25,851	3,075,494	858	3,074,636
1.63%	Semi-Annual	3-Month LIBOR, 1.18%	Quarterly	N/A		01/25/51	USD	55,179	5,228,629	1,834	5,226,795
1.48%	Semi-Annual	3-Month LIBOR, 1.18%	Quarterly	N/A		01/30/51	USD	97,002	12,544,588	3,224	12,541,364
1.58%	Semi-Annual	3-Month LIBOR, 1.18%	Quarterly	N/A		02/01/51	USD	56,803	6,104,386	1,889	6,102,497
1.66%	Semi-Annual	3-Month LIBOR, 1.18%	Quarterly	N/A		02/06/51	USD	31,709	2,772,325	1,055	2,771,270
1.68%	Semi-Annual	3-Month LIBOR, 1.18%	Quarterly	N/A		02/06/51	USD	32,825	2,715,756	1,092	2,714,664
0.89%	Semi-Annual	3-Month LIBOR, 1.18%	Quarterly	N/A		02/10/51	USD	57,762	15,640,349	1,922	15,638,427

46	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc.

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective	Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	Date	Amount (000)		Value	(Received)	(Depreciation)
6-Month LIBOR, 0.20%	Quarterly	1.24%	Semi-Annual	N/A	02/10/51	USD	86,644	$(16,273,997)	$2,883	$(16,276,880)
1.91%	Semi-Annual	3-Month LIBOR, 1.18%	Quarterly	N/A	02/22/51	USD	12,870	367,315	429	366,886

								$38,028,561	$127,605	$37,900,956

(a)	Forward Swap.

OTC Credit Default Swaps — Buy Protection

Reference Obligations/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Bombardier Inc.	5.00%	Quarterly	Barclays Bank PLC	06/20/23	USD	8,698	$ (415,105)	$1,261,250	$(1,676,355)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Bombardier Inc.	5.00%	Quarterly	Barclays Bank PLC	12/20/21	CCC	USD	13,050	$374,397	$(652,500)	$1,026,897

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps — Future

Reference Entity	Fixed Amount Paid by the Fund(a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
S&P 500 Index Annual Dividend Future December 2021	USD	7,937,925	BNP Paribas S.A.	12/17/21	USD	7,938	$1,700,400	$—	$1,700,400

(a)	At termination, the fixed amount paid (received) will be exchanged for the total return of the reference entity.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	47

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc.

OTC Total Return Swaps

Paid by the Fund		Received by the Fund								Upfront Premium	Unrealized
Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Paid (Received)	Appreciation Depreciation
Markit iBoxx USD Liquid Leveraged, 0.00%	Quarterly	3-Month LIBOR	Quarterly	Goldman Sachs International	N/A	06/20/21	USD	14,855	$(16,298)	$—	$(16,298)
Markit iBoxx USD Liquid Leveraged, 0.00%	Quarterly	3-Month LIBOR	Quarterly	Goldman Sachs International	N/A	06/20/21	USD	16,016	17,735	(166)	17,901
Markit iBoxx USD Liquid Leveraged, 0.00%	Quarterly	3-Month LIBOR	Quarterly	Goldman Sachs International	N/A	06/20/21	USD	32,952	(90,426)	(3,929)	(86,497)
Markit iBoxx USD Liquid Leveraged, 0.00%	Quarterly	3-Month LIBOR	Quarterly	Goldman Sachs International	N/A	06/20/21	USD	14,184	(31,144)	(2,132)	(29,012)
Markit iBoxx USD Liquid Leveraged, 0.00%	Quarterly	3-Month LIBOR	Quarterly	Goldman Sachs International	N/A	06/20/21	USD	19,361	(47,822)	(3,011)	(44,811)
SHELL: GSCBBL8X (GSCBBL8X), plus 0.10% 0.00%	Quarterly	3-Month LIBOR	Quarterly	Goldman Sachs International	N/A	02/22/22	USD	6,058	(636,397)	—	(636,397)

									$(804,352)	$(9,238)	$(795,114)

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Monthly	Citibank N.A.(b)	01/26/22 – 02/24/23	$14,544,692	$(1,886,248	)(c)	$12,777,608	0.4%
	Monthly	JPMorgan Chase Bank N.A.(d)	02/08/23	(47,072,516)	(1,373,334	)(e)	(48,311,780)	0.2

					$(3,259,582)		$(35,534,172)

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(119,164) of net dividends and financing fees.
(e)	Amount includes $(134,070) of net dividends and financing fees.
The	following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)
Range:	5-175 basis points	18-145 basis points
Benchmarks:	USD - 1M US Dollar LIBOR BBA	USD - 1D Overnight Bank Funding Rate (OBFR01)
	USD - 1W US Dollar LIBOR BBA	USD - 1M US Dollar LIBOR BBA

48	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc.

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Citibank N.A. as of period end, termination dates January 26, 2022 and February 24, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Italy
Leonardo SpA	7,038,610	$57,491,959	449.9%

Total Reference Entity — Long		57,491,959

Reference Entity — Short

Common Stocks

Canada
Power Corp. Of Canada	(31,807)	(926,405)	(7.2)

China
BeiGene Ltd., ADR	(1,858)	(638,297)	(5.0)
China Conch Venture Holdings Ltd.	(453,000)	(2,137,391)	(16.7)
China Literature Ltd.	(33,200)	(345,766)	(2.7)
China Molybdenum Co. Ltd., Class H	(861,000)	(581,568)	(4.6)
China Vanke Co. Ltd., Class H	(251,900)	(880,871)	(6.9)
Cosco Shipping Holdings Co. Ltd., Class H	(173,000)	(308,213)	(2.4)
Gsx Techedu, Inc., ADR	(8,138)	(260,009)	(2.0)
Longfor Group Holdings Ltd.	(228,000)	(1,416,215)	(11.1)
Microport Scientific Corp.	(225,000)	(1,622,456)	(12.7)
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	(178,000)	(1,129,079)	(8.9)
Travelsky Technology Ltd., Class H	(130,000)	(284,431)	(2.2)
Zijin Mining Group Co. Ltd., Class H	(502,000)	(701,376)	(5.5)

		(10,305,672)

Comoros
China Longyuan Power Group Corp. Ltd., Class H	(539,000)	(792,616)	(6.2)
Sunny Optical Tech	(27,100)	(656,962)	(5.1)

		(1,449,578)

Finland
Sampo Oyj, A Shares	(58,116)	(2,756,710)	(21.6)

France
Air Liquide Sa	(9,065)	(1,527,083)	(12.0)
Airbus SE	(15,117)	(1,816,351)	(14.2)
Bouygues SA	(16,807)	(720,149)	(5.6)
Vinci SA	(6,373)	(700,301)	(5.5)

		(4,763,884)

Hong Kong
China Resources Gas Group Ltd.	(90,000)	(486,952)	(3.8)
Sino Biopharmaceutical Ltd.	(591,000)	(634,213)	(5.0)

		(1,121,165)

Italy
Atlantia SpA	(43,742)	(853,253)	(6.7)

Japan
Vestas Wind Systems A/s	(39,821)	(1,662,266)	(13.0)

Security	Shares	Value	% of Basket Value

South Korea
Celltrion Healthcare Co. Ltd.	(7,608)	$(764,818)	(6.0)%
Korea Shipbuilding & Offshore Engineering Co. Ltd.	(7,231)	(997,850)	(7.8)

		(1,762,668)

Spain
Grifols SA	(12,915)	(349,818)	(2.7)

Sweden
Telia Co. AB	(185,571)	(768,102)	(6.0)

Taiwan
E.sun Financial Holding Co.	(293,000)	(282,689)	(2.2)

United Kingdom
HSBC Holdings PLC	(214,808)	(1,343,279)	(10.5)
Prudential PLC	(87,218)	(1,848,342)	(14.5)
SSE PLC	(54,082)	(1,096,448)	(8.6)
Tesco PLC	(415,441)	(1,267,975)	(9.9)

		(5,556,044)

United States
Amerisourcebergen Corp.	(5,810)	(701,848)	(5.5)
Archer Daniels Midland Co.	(11,120)	(702,006)	(5.5)
Boeing Co.	(8,489)	(1,989,058)	(15.6)
Chipotle Mexican Grill, Inc.	(535)	(798,236)	(6.2)
Honeywell International, Inc.	(5,912)	(1,318,612)	(10.3)
Intercontinental Exchange, Inc.	(6,785)	(798,662)	(6.2)
Keurig Dr Pepper, Inc.	(48,677)	(1,745,070)	(13.7)
Liberty Broadband Corp.	(2,622)	(413,411)	(3.2)
Moderna, Inc.	(7,331)	(1,310,929)	(10.3)
Oracle Corp.	(14,497)	(1,098,728)	(8.6)
Paychex, Inc.	(4,230)	(412,383)	(3.2)
Simon Property Group, Inc.	(7,123)	(867,154)	(6.8)

		(12,156,097)

Total Reference Entity — Short		(44,714,351)

Net Value of Reference Entity — Citibank N.A.		$12,777,608

The following table represents the individual short positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date February 8, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Short

Common Stocks

Australia
Afterpay Ltd.	(10,210)	$(919,568)	1.9%
Macquarie Group Ltd.	(2,397)	(295,460)	0.6
National Australia Bank Ltd.	(25,972)	(531,496)	1.1
Scentre Group	(135,481)	(283,560)	0.6
Westpac Banking Corp.	(55,659)	(1,072,586)	2.2

		(3,102,670)

Belgium
UCB SA	(7,559)	(699,948)	1.5

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	49

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc.

Security	Shares	Value	% of Basket Value

Brazil
Hapvida Participacoes e Investimentos SA	(524,069)	$(1,393,131)	2.9%
Raia Drogasil SA	(185,966)	(900,379)	1.8

		(2,293,510)

Canada
Bank Of Montreal	(9,685)	(914,092)	1.9
Canadian Pacific Railway Ltd.	(2,228)	(831,474)	1.7
Pembina Pipeline Corp.	(20,197)	(623,418)	1.3
Shaw Communications, Inc., Class B	(96,634)	(2,798,821)	5.8

		(5,167,805)

China
China Southern Airlines Co. Ltd., Class H	(1,358,000)	(919,608)	1.9
Chocoladefabriken Lindt & Spruengli AG	(196)	(1,817,815)	3.8
Credit Suisse Group AG	(554,913)	(6)	0.0
Credit Suisse Group AG	(554,913)	(5,800,383)	12.0
Great Wall Motor Co. Ltd., Class H	(330,500)	(820,490)	1.7
Innovent Biologics, Inc.	(48,000)	(520,646)	1.1
iQIYI, Inc., ADR	(92,340)	(1,358,321)	2.8
Shenzhou International Group Holdings Ltd.	(22,300)	(490,578)	1.0

		(11,727,847)

Comoros
Fuyao Glass Industry Group Co. Ltd., Class H	(80,000)	(463,156)	1.0
GDS Holdings Ltd. ADR	(8,882)	(736,940)	1.5
Kunlun Energy Co. Ltd.	(426,000)	(455,493)	0.9
Ping An Healthcare and Technology Co. Ltd.	(29,400)	(343,035)	0.7
Shandong Gold Mining Co. Ltd.	(338,750)	(618,585)	1.3
Tencent Music Entertainment Group, ADR	(41,070)	(715,440)	1.5
Weibo Corp., ADR	(6,166)	(310,766)	0.6
Zai Lab Ltd. ADR	(1,354)	(225,048)	0.5

		(3,868,463)

Hong Kong
Geely Automobile Holdings Ltd.	(335,000)	(872,572)	1.8
Link REIT	(59,838)	(564,455)	1.2
Shimano, Inc.	(5,600)	(1,282,789)	2.6

		(2,719,816)

Japan
Chugai Pharmaceutical Co. Ltd.	(13,100)	(491,565)	1.0
Nippon Paint Holdings Co. Ltd.	(21,000)	(300,137)	0.6
ORIX Corp.	(37,600)	(604,648)	1.3

Security	Shares	Value	% of Basket Value

Japan (continued)
Secom Co. Ltd.	(9,500)	$(788,929)	1.6%
Seven & i Holdings Co. Ltd.	(10,100)	(434,257)	0.9
Softbank Group Corp.	(10,800)	(976,832)	2.0
Sysmex Corp.	(2,700)	(269,901)	0.6

		(3,866,269)

Mexico
Walmart De Mexico Sab De Cv	(200,928)	(657,725)	1.4

South Africa
Capitec Bank Holdings Ltd.	(11,475)	(1,176,103)	2.4

South Korea
Amorepacific Group	(1,070)	(43,287)	0.1
Samsung C&T Corp.	(2,344)	(286,586)	0.6

		(329,873)

Spain
Aena SME SA	(5,358)	(931,197)	1.9

Switzerland
Schindler Holding AG	(4,428)	(1,259,671)	2.6

United Kingdom
Aviva PLC	(127,145)	(702,901)	1.5

United States
Allstate Corp.	(4,758)	(603,315)	1.3
AvalonBay Communities, Inc.	(2,876)	(552,192)	1.2
General Dynamics Corp.	(9,966)	(1,895,832)	3.9
General Motors Co.	(6,926)	(396,306)	0.8
Hershey Co.	(7,765)	(1,275,790)	2.6
Liberty Broadband Corp., Class C	(8,403)	(1,367,336)	2.8
Mondelez International, Inc., Class A	(10,388)	(631,694)	1.3
Norfolk Southern Corp.	(4,364)	(1,218,603)	2.5
Roper Technologies, Inc.	(3,209)	(1,432,626)	3.0
Xcel Energy, Inc.	(6,091)	(434,288)	0.9

		(9,807,982)

		(48,311,780)

Net Value of Reference Entity — JPMorgan Chase Bank N.A		$(48,311,780)

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$8,247,079	$(16,872,993)	$192,089,883	$(166,130,456)	$—
OTC Swaps	1,261,250	(661,738)	2,745,198	(5,748,952)	—
Options Written	N/A	N/A	34,486,930	(45,948,541)	(103,248,986)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

50	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$880,394	$—	$9,643,787	$—	$2,869,004	$—	$13,393,185
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	14,169,655	—	—	14,169,655
Options purchased
Investments at value — unaffiliated(b)	—	14,677	133,128,755	2,684,258	62,710,750	—	198,538,440
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	5,164,698	—	—	186,925,185	—	192,089,883
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	2,288,147	1,700,400	—	17,901	—	4,006,448

	$880,394	$7,467,522	$144,472,942	$16,853,913	$252,522,840	$—	$422,197,611

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$129,507,257	$—	$9,346,125	$—	$138,853,382
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	39,565,128	—	—	39,565,128
Options written
Options written at value	—	6,970	67,094,745	581,272	35,565,999	—	103,248,986
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	17,106,227	—	—	149,024,229	—	166,130,456
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	2,328,855	3,895,979	—	185,856	—	6,410,690

	$—	$19,442,052	$200,497,981	$40,146,400	$194,122,209	$—	$454,208,642

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the period ended April 30, 2021, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$3,791,223	$—	$(486,395,378)	$—	$(88,152,081)	$32,832,856	$(537,923,380)
Forward foreign currency exchange contracts	—	—	—	(12,937,790)	—	—	(12,937,790)
Options purchased(a)	—	(167,453)	14,981,082	(18,863,536)	(29,176,246)	(668,604)	(33,894,757)
Options written	—	49,467	151,405,288	5,692,479	16,902,743	—	174,049,977
Swaps	—	(10,310,952)	23,894,259	—	(6,092,827)	—	7,490,480

	$3,791,223	$(10,428,938)	$(296,114,749)	$(26,108,847)	$(106,518,411)	$32,164,252	$(403,215,470)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$880,394	$—	$(172,815,852)	$—	$(6,980,465)	$—	$(178,915,923)
Forward foreign currency exchange contracts	—	—	—	(31,934,155)	—	—	(31,934,155)
Options purchased(b)	—	(38,722)	86,339,762	1,802,770	19,622,633	—	107,726,443

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	51

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Options written	$—	$15,580	$(22,069,989)	$628,920	$(7,230,565)	$—	$(28,656,054)
Swaps	—	(13,079,353)	6,372,917	—	67,004,193	—	60,297,757

	$880,394	$(13,102,495)	$(102,173,162)	$(29,502,465)	$72,415,796	$—	$(71,481,932)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$2,075,198,119
Average notional value of contracts — short	$6,323,783,537
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$3,160,279,334
Average amounts sold — in USD	$1,610,238,189
Options
Average value of option contracts purchased	$125,783,012
Average value of option contracts written	$65,902,678
Average notional value of swaption contracts purchased	$4,661,563,146
Average notional value of swaption contracts written	$3,419,611,150
Credit default swaps
Average notional value — buy protection.	$1,129,910,187
Average notional value — sell protection	$98,664,886
Interest rate swaps
Average notional value — pays fixed rate	$4,474,434,867
Average notional value — receives fixed rate	$2,892,268,060
Total return swaps
Average notional value	$82,640,801

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Futures contracts	$22,688,312		$6,614,115
Forward foreign currency exchange contracts	14,169,655		39,565,128
Options	198,538,440	(a)	103,248,986
Swaps — centrally cleared	—		1,301,977
Swaps — OTC(b)	4,006,448		6,410,690

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	239,402,855		157,140,896

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(111,455,700)		(67,512,143)

Total derivative assets and liabilities subject to an MNA	$127,947,155		$89,628,753

(a)

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	(b)	Net Amount of Derivative Assets	(c)(d)
Bank of America N.A	$2,905,831	$(1,280,052)	$—	$(240,000)		$1,385,779
Barclays Bank PLC	2,774,359	(2,774,359)	—	—		—

52	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)(d)
BNP Paribas S.A	$4,635,385	$(4,635,385)	$—	$—	$—
Citibank N.A	3,280,418	(3,280,418)	—	—	—
Credit Suisse International	3,107,621	(1,908,578)	—	(1,199,043)	—
Deutsche Bank AG	12,438,757	(1,409,606)	—	(11,029,151)	—
Goldman Sachs International	24,184,696	(23,961,068)	—	—	223,628
HSBC Bank USA N.A	483,531	(483,531)	—	—	—
JPMorgan Chase Bank N.A	9,543,365	(9,543,365)	—	—	—
Morgan Stanley & Co. International PLC	54,311,659	(12,814,965)	—	(41,496,694)	—
Nomura International PLC	9,292,152	(929,801)	—	(8,362,351)	—
Societe Generale	171,393	(109,286)	—	—	62,107
UBS AG	817,988	(817,988)	—	—	—

	$127,947,155	$(63,948,402)	$—	$(62,327,239)	$1,671,514

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged (e)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)(e)
Bank of America N.A	$1,280,052	$(1,280,052)	$—	$—	$—
Barclays Bank PLC	9,744,049	(2,774,359)	—	—	6,969,690
BNP Paribas S.A	9,168,524	(4,635,385)	(2,701,026)	—	1,832,113
Citibank N.A	8,905,028	(3,280,418)	(5,624,610)	—	—
Credit Suisse International	1,908,578	(1,908,578)	—	—	—
Deutsche Bank AG	1,409,606	(1,409,606)	—	—	—
Goldman Sachs International	23,961,068	(23,961,068)	—	—	—
HSBC Bank USA N.A	5,315,408	(483,531)	—	—	4,831,877
JPMorgan Chase Bank N.A	11,858,398	(9,543,365)	(200,073)	—	2,114,960
Morgan Stanley & Co. International PLC	12,814,965	(12,814,965)	—	—	—
Nomura International PLC	929,801	(929,801)	—	—	—
Societe Generale	109,286	(109,286)	—	—	—
UBS AG	2,223,990	(817,988)	—	—	1,406,002

	$89,628,753	$(63,948,402)	$(8,525,709)	$—	$17,154,642

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$283,367,191	$7,384,374	$290,751,565
Common Stocks
Argentina	97,252,485	—	—	97,252,485
Australia	—	22,665,125	37,734,907	60,400,032
Belgium	—	594,251	—	594,251
Brazil	26,934,952	—	—	26,934,952

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	53

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Canada	$264,321,180	$—	$—	$264,321,180
Cayman Islands	72,244,022	—	—	72,244,022
Chile	2,385,219	—	—	2,385,219
China	144,858,358	491,705,297	—	636,563,655
Denmark	—	61,518,445	—	61,518,445
Finland	—	63,425,127	—	63,425,127
France	—	941,758,719	—	941,758,719
Germany	107,584,649	732,363,516	—	839,948,165
Hong Kong	—	198,014,812	236,825	198,251,637
India	—	57,898,372	18,327,475	76,225,847
Indonesia	—	7,569,952	—	7,569,952
Ireland	109,773,932	25,948,603	—	135,722,535
Israel	62,819,416	—	—	62,819,416
Italy	—	471,069,582	—	471,069,582
Japan	—	465,615,543	—	465,615,543
Luxembourg	—	15,156,955	—	15,156,955
Mexico	743,775	—	—	743,775
Netherlands	103,209,006	537,683,173	—	640,892,179
Norway	3,654,046	—	—	3,654,046
Poland	12,237,981	664,700	—	12,902,681
Portugal	5,093,247	—	—	5,093,247
Saudi Arabia	—	287,219	—	287,219
Singapore	20,061,777	17,332,652	—	37,394,429
South Africa	—	2,452,594	—	2,452,594
South Korea	—	150,138,745	—	150,138,745
Spain	—	103,443,310	—	103,443,310
Sweden	—	265,101,898	—	265,101,898
Switzerland	12,041,947	121,566,635	—	133,608,582
Taiwan	—	301,487,612	—	301,487,612
Thailand	5,695,170	1,763,240	—	7,458,410
Turkey	517,093	—	—	517,093
United Arab Emirates	—	—	30	30
United Kingdom	59,405,722	715,412,317	—	774,818,039
United States	11,568,864,200	293,976,872	66,525,776	11,929,366,848
Corporate Bonds	—	1,563,084,590	278,587,862	1,841,672,452
Floating Rate Loan Interests	—	450,963,143	198,447,991	649,411,134
Foreign Agency Obligations	—	2,167,403,531	—	2,167,403,531
Investment Companies	1,372,929,616	—	—	1,372,929,616
Municipal Bonds	—	35,247,356	—	35,247,356
Non-Agency Mortgage-Backed Securities	—	353,696,948	52,411,541	406,108,489
Other Interests	—	—	25,501,528	25,501,528
Preferred Securities
Capital Trusts	—	62,946,579	—	62,946,579
Preferred Stocks
Brazil	5,053,736	—	10,606,608	15,660,344
Germany	—	25,292,650	22,520,098	47,812,748
United States	60,171,107	53,899,750	322,669,115	436,739,972
India	—	—	12,967,009	12,967,009
United Kingdom	—	—	15,644,898	15,644,898
Trust Preferreds	43,189,016	—	—	43,189,016
U.S. Government Sponsored Agency Securities	—	21,313,416	—	21,313,416
U.S. Treasury Obligations	—	1,120,786,475	—	1,120,786,475
Warrants
Brazil	—	—	103,903	103,903
Cayman Islands	835,747	—	—	835,747
Switzerland	1,988	—	—	1,988
United States	947,482	24,330,732	1,835,693	27,113,907
Short-Term Securities
Money Market Funds	182,812,980	—	—	182,812,980
Time Deposits	—	76,608,752	—	76,608,752
U.S. Treasury Obligations	—	179,999,606	—	179,999,606

54	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Options Purchased
Credit Contracts	$—	$14,677	$—	$14,677
Equity Contracts	86,315,143	46,813,612	—	133,128,755
Foreign Currency Exchange Contracts	—	2,684,258	—	2,684,258
Interest Rate Contracts	756,906	61,953,844	—	62,710,750
Unfunded Floating Rate Loan Interests(a)	—	—	—	—
Liabilities
Investments
Investments Sold Short
Common Stocks	(188,828,660)	—	—	(188,828,660)

	$14,243,883,238	$12,597,022,376	$1,071,505,633	$27,912,411,247

Derivative Financial Instruments(b)
Assets
Commodity Contracts.	$880,394	$—	$—	$880,394
Credit Contracts	—	6,191,595	—	6,191,595
Equity Contracts	9,643,787	1,700,400	—	11,344,187
Foreign Currency Exchange Contracts	—	14,169,655	—	14,169,655
Interest Rate Contracts	2,869,004	186,943,086	—	189,812,090
Liabilities
Credit Contracts	—	(18,789,552)	—	(18,789,552)
Equity Contracts	(188,420,808)	(12,077,173)	—	(200,497,981)
Foreign Currency Exchange Contracts	—	(40,146,400)	—	(40,146,400)
Interest Rate Contracts	(9,745,188)	(184,367,783)	—	(194,112,971)

	$(184,772,811)	$(46,376,172)	$—	$(231,148,983)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Other Interests	Preferred Stocks	Warrants	Total
Assets
Opening balance, as of October 31, 2020	$910,739	$60,663,099	$178,551,055	$95,288,584	$—	$—	$240,659,572	$922,133	$576,995,182
Transfers into Level 3	—	2,757,097	—	32,552,207	—	—	—	—	35,309,304
Transfers out of Level 3	—	—	—	(31,592,648)	—	—	(61,825,975)	—	(93,418,623)
Accrued discounts/premiums	(27)	—	(139,362)	243,998	—	—	—	—	104,609
Net realized gain (loss)	—	(635,409)	—	233,857	—	—	8,177,286	—	7,775,734
Net change in unrealized appreciation (depreciation)(a)(b)	20,212	24,998,428	73,870	2,594,216	60	4,030,201	74,486,724	510,936	106,714,647
Purchases	6,453,450	38,196,779	100,102,299	115,326,013	52,411,481	21,471,327	136,373,420	506,527	470,841,296
Sales	—	(3,154,981)	—	(16,198,236)	—	—	(13,463,299)	—	(32,816,516)

Closing balance, as of April 30, 2021	$7,384,374	$122,825,013	$278,587,862	$198,447,991	$52,411,541	$25,501,528	$384,407,728	$1,939,596	$1,071,505,633

Net change in unrealized appreciation (depreciation) on investments still held at April 30, 2021(b)	$20,212	$24,998,446	$73,870	$2,623,081	$60	$4,030,201	$74,474,616	$726,463	$106,946,949

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at April 30, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	55

Consolidated Schedule of Investments (continued) April 30, 2021	BlackRock Global Allocation Fund, Inc.

with values based upon unadjusted third party pricing information in the amount of $145,056,225. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$122,588,158	Market	Revenue Multiple Time to Exit Volatility Recent Transactions	16.50x 1.1 - 1.3 years 49% - 58% —		— 1.1 years 56% —
		Income	Discount Rate	13% - 16%		16%

Corporate Bonds	272,995,284	Income	Discount Rate	12% - 29%		15%

Floating Rate Loan Interests(b)	119,017,114	Income	Discount Rate	3% - 11%		6%
		Market	Recent Transactions	—		—

Other Interests	25,501,528	Income	Discount Rate	5%		—

Preferred Stocks(c)(d)	384,407,728	Market	Revenue Multiple	2.70x - 44.50x		16.83x
			Time to Exit	0.4 years - 2.8 years		1.3 years
			Volatility	42% - 60%		55%
			Recent Transactions	—		—
		Income	Discount Rate	28%		—

Warrants	1,939,596	Market	Revenue Multiple Time to Exit Volatility	9.00x - 11.91x 0.3 years - 2.0 years 32% - 52%		9.21x 1.8 years 50%
			Recent Transactions	—		—

	$926,449,408

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period ended April 30, 2021, the valuation technique for investments classified as Floating Rate Interests amounting to $32,714,968 changed to Discounted Cash Flow. The investments were previously valued utilizing Transaction Price approach. The change was due to consideration of the information that was available at the time the investments were valued.

(c)

For the period ended April 30, 2021, the valuation technique for investments classified as Preferred Stocks amounting to $78,433,409 changed to Current Value Method. The investments were previously valued utilizing Transaction Price approach. The change was due to consideration of the information that was available at the time the investments were valued.

(d)

For the period ended April 30, 2021, the valuation technique for investments classified as Preferred Stocks amounting to $27,830,693 changed to Transaction Price Approach. The investments were previously valued utilizing Current Value Method. The change was due to consideration of the information that was available at the time the investments were valued.

56	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Assets and Liabilities

April 30, 2021

BlackRock Global Allocation Fund, Inc.

ASSETS
Investments at value — unaffiliated(a)	$27,311,263,987
Investments at value — affiliated(b)	789,975,920
Cash	231,676,218
Cash pledged:
Collateral — exchange-traded options written	7,290,000
Centrally cleared swaps	78,755,000
Receivables:
Investments sold	282,065,568
Options written	8,104,140
Securities lending income — affiliated	81,601
Swaps	2,133,925
Capital shares sold	36,873,239
Dividends — unaffiliated	21,082,692
Dividends — affiliated	709,901
Interest — unaffiliated	48,914,659
From affiliate	94,169
Principal paydowns	1,356,326
Variation margin on futures contracts	22,688,312
Swap premiums paid	1,261,250
Unrealized appreciation on:
Forward foreign currency exchange contracts	14,169,655
OTC swaps	2,745,198
Prepaid expenses	519,500

Total assets	28,861,761,260

LIABILITIES
Investments sold short at value(c)	188,828,660
Foreign bank overdraft(d)	3,052,086
Cash received as collateral for OTC derivatives	68,185,000
Options written at value(e)	103,248,986
Payables:
Investments purchased	1,294,024,493
Swaps	7,482,595
Capital shares redeemed	42,460,209
Deferred foreign capital gain tax	1,543,761
Investment advisory fees	15,304,210
Directors’ and Officer’s fees	27,346
Options written	10,241,195
Other accrued expenses	6,925,615
Other affiliates	136,778
Service and distribution fees	3,973,042
Variation margin on futures contracts	6,614,115
Variation margin on centrally cleared swaps	1,301,977
Swap premiums received	661,738
Unrealized depreciation on:
Forward foreign currency exchange contracts	39,565,128
OTC swaps	5,748,952

Total liabilities	1,799,325,886

NET ASSETS	$27,062,435,374

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	57

Consolidated Statement of Assets and Liabilities   (continued)

April 30, 2021

BlackRock Global Allocation Fund, Inc.

NET ASSETS CONSIST OF
Paid-in capital	$19,446,575,792
Accumulated earnings	7,615,859,582

NET ASSETS	$27,062,435,374

(a) Investments at cost — unaffiliated	$20,483,248,863
(b) Investments at cost — affiliated	$840,344,298
(c) Proceeds from investments sold short	$206,983,842
(d) Foreign bank overdraft at cost	$3,022,296
(e) Premiums received	$91,787,375

58	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Assets and Liabilities   (continued)

April 30, 2021

BlackRock Global Allocation Fund, Inc.

NET ASSET VALUE
Institutional
Net assets	$9,749,543,822

Shares outstanding	426,832,468

Net asset value	$22.84

Shares authorized	2 billion

Par value	$0.10

Investor A
Net assets	$13,806,270,697

Shares outstanding	609,431,280

Net asset value	$22.65

Shares authorized	2 billion

Par value	$0.10

Investor C
Net assets	$1,213,559,100

Shares outstanding	60,354,585

Net asset value	$20.11

Shares authorized	2 billion

Par value	$0.10

Class K
Net assets	$1,849,652,364

Shares outstanding	80,999,930

Net asset value	$22.84

Shares authorized	2 billion

Par value	$0.10

Class R
Net assets	$443,409,391

Shares outstanding	20,751,888

Net asset value	$21.37

Shares authorized	2 billion

Par value	$0.10

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	59

Consolidated Statements of Operations

April 30, 2021

	BlackRock Global Allocation Fund, Inc.
	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20

INVESTMENT INCOME
Dividends — unaffiliated	$142,392,396	$222,636,974
Dividends — affiliated	12,467,034	14,771,735
Interest — unaffiliated	83,808,913	155,218,314
Securities lending income — affiliated — net	1,986,281	2,230,310
Other income	303,197	777,583
Other income — affiliated	—	16,428
Foreign withholding tax claims	751,005	—
Foreign taxes withheld	(7,617,603)	(9,086,205)

Total investment income	234,091,223	386,565,139

EXPENSES
Investment advisory	95,386,560	168,840,350
Service and distribution — class specific	23,962,465	52,586,710
Transfer agent — class specific	11,109,573	20,953,607
Accounting services	1,035,257	1,848,261
Custodian	682,634	1,106,168
Professional	256,958	369,479
Registration	192,361	266,159
Directors and Officer	139,632	317,653
Printing and postage	92,798	268,493
Miscellaneous	257,267	371,414

Total expenses excluding dividends expense and fees	133,115,505	246,928,294
Dividends expense — unaffiliated	786,811	1,261,126
Stock loan fees	13,958	7,353

Total expenses	133,916,274	248,196,773
Less:
Fees paid indirectly	(8,996)	(31,220)
Fees waived and/or reimbursed by the Manager	(7,539,588)	(10,276,760)

Total expenses after fees waived and/or reimbursed	126,367,690	237,888,793

Net investment income	107,723,533	148,676,346

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	1,905,360,614	1,189,305,214
Investments — affiliated	17,630,264	9,318,784
Capital gain distributions from investment companies — affiliated	—	156
Foreign currency transactions	687,375	(7,662,060)
Forward foreign currency exchange contracts	(12,937,790)	(72,908,192)
Futures contracts	(537,923,380)	156,795,345
Options written	174,049,977	136,483,725
Short sales — unaffiliated	(16,068,394)	19,841,739
Swaps	7,490,480	17,303,855

	1,538,289,146	1,448,478,566

60	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statements of Operations   (continued)

April 30, 2021

	BlackRock Global Allocation Fund, Inc.
	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	$2,934,082,413	$393,958,996
Investments — affiliated	65,206,440	11,100,871
Foreign currency translations	(2,503,021)	1,724,643
Forward foreign currency exchange contracts	(31,934,155)	(8,988,431)
Futures contracts	(178,915,923)	97,058,370
Options written	(28,656,054)	(12,392,077)
Short sales — unaffiliated	17,148,260	1,006,922
Swaps	60,297,757	(35,149,638)

	2,834,725,717	448,319,656

Net realized and unrealized gain	4,373,014,863	1,896,798,222

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,480,738,396	$2,045,474,568

(a) Net of foreign capital gain tax of	$1,579,085	$2,690,775
(b) Net of deferred foreign capital gain tax of	$1,822,410	$1,068,013

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	61

Consolidated Statements of Changes in Net Assets

	BlackRock Global Allocation Fund, Inc.
	Period from 11/01/20 to 04/30/21	Year Ended October 31,
		2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income.	$107,723,533	$148,676,346	$359,384,978
Net realized gain	1,538,289,146	1,448,478,566	1,657,511,891
Net change in unrealized appreciation	2,834,725,717	448,319,656	460,854,493

Net increase in net assets resulting from operations	4,480,738,396	2,045,474,568	2,477,751,362

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(408,361,228)	(554,927,544)	(740,960,412)
Investor A	(573,407,320)	(702,910,993)	(660,060,342)
Investor C	(44,858,588)	(190,636,849)	(268,550,116)
Class K	(72,126,650)	(83,133,683)	(81,596,844)
Class R	(19,022,703)	(35,376,625)	(44,354,639)

Decrease in net assets resulting from distributions to shareholders	(1,117,776,489)	(1,566,985,694)	(1,795,522,353)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	1,325,743,653	(2,216,536,634)	(7,595,454,785)

NET ASSETS
Total increase (decrease) in net assets	4,688,705,560	(1,738,047,760)	(6,913,225,776)
Beginning of period	22,373,729,814	24,111,777,574	31,025,003,350

End of period	$27,062,435,374	$22,373,729,814	$24,111,777,574

(a) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

62	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc.
	Institutional
	Period from 11/01/20 to 04/30/21		Year Ended October 31,
			2020		2019	2018	2017	2016

Net asset value, beginning of period	$19.93		$19.36		$18.81	$20.39	$18.43	$19.88

Net investment income(a)	0.11		0.17		0.30	0.28	0.25	0.25
Net realized and unrealized gain (loss)	3.82		1.75		1.45	(0.84)	2.12	(0.05)

Net increase (decrease) from investment operations	3.93		1.92		1.75	(0.56)	2.37	0.20

Distributions(b)
From net investment income	(0.14)		(0.12)		(0.22)	(0.32)	(0.26)	(0.15)
From net realized gain	(0.88)		(1.23)		(0.98)	(0.70)	(0.15)	(1.50)

Total distributions	(1.02)		(1.35)		(1.20)	(1.02)	(0.41)	(1.65)

Net asset value, end of period	$22.84		$19.93		$19.36	$18.81	$20.39	$18.43

Total Return(c)
Based on net asset value	20.07	%(d)	10.23	%(e)	9.96%	(2.94)%	13.10%	1.34%

Ratios to Average Net Assets(f)
Total expenses.	0.86	%(g)	0.86%		0.85%	0.87%	0.90%	0.88%

Total expenses after fees waived and/or reimbursed	0.80	%(g)	0.81%		0.80%	0.80%	0.82%	0.80%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.80	%(g)	0.81%		0.80%	0.79%	0.80%	0.79%

Net investment income	1.04	%(g)	0.91%		1.59%	1.43%	1.28%	1.39%

Supplemental Data
Net assets, end of period (000)	$9,749,544		$7,907,317		$8,617,256	$12,963,106	$16,164,754	$16,122,793

Portfolio turnover rate	58%		193%		156%	154%	110%	131%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 11/01/20 to 04/30/21	Year Ended October 31,
		2020	2019	2018	2017	2016
Investments in underlying funds	0.02%	0.02%	—%	0.01%	0.01%	0.01%

(g)	Annualized.

See notes to consolidated financial statements.

C O N S O L I D A T E D FI N A N C I A L H I G H L I G H T S	63

Consolidated Financial Highlights   (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)
	Investor A
	Period from 11/01/20 to 04/30/21		Year Ended October 31,
			2020		2019	2018	2017	2016

Net asset value, beginning of period	$19.75		$19.23		$18.68	$20.26	$18.29	$19.76

Net investment income(a)	0.08		0.12		0.24	0.23	0.19	0.20
Net realized and unrealized gain (loss)	3.80		1.72		1.46	(0.85)	2.11	(0.04)

Net increase (decrease) from investment operations	3.88		1.84		1.70	(0.62)	2.30	0.16

Distributions(b)
From net investment income	(0.10)		(0.09)		(0.17)	(0.26)	(0.18)	(0.13)
From net realized gain	(0.88)		(1.23)		(0.98)	(0.70)	(0.15)	(1.50)

Total distributions	(0.98)		(1.32)		(1.15)	(0.96)	(0.33)	(1.63)

Net asset value, end of period	$22.65		$19.75		$19.23	$18.68	$20.26	$18.29

Total Return(c)
Based on net asset value	19.95	%(d)	9.87	%(e)	9.71%	(3.24)%	12.77%	1.08%

Ratios to Average Net Assets(f)
Total expenses	1.12	%(g)	1.13%		1.13%	1.14%	1.18%	1.15%

Total expenses after fees waived and/or reimbursed	1.06	%(g)	1.08%		1.08%	1.07%	1.10%	1.08%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.05	%(g)	1.08%		1.08%	1.07%	1.07%	1.07%

Net investment income	0.78	%(g)	0.63%		1.29%	1.14%	1.00%	1.10%

Supplemental Data
Net assets, end of period (000)	$13,806,271		$11,184,639		$10,601,653	$10,547,464	$12,809,356	$13,447,603

Portfolio turnover rate	58%		193%		156%	154%	110%	131%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 11/01/20 to 04/30/21	Year Ended October 31,
		2020	2019	2018	2017	2016
Investments in underlying funds	0.02%	0.02%	—%	0.01%	0.01%	0.01%

(g)	Annualized.

See notes to consolidated financial statements.

64	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)
	Investor C
	Period from 11/01/20 to 04/30/21		Year Ended October 31,
			2020		2019	2018	2017	2016
Net asset value, beginning of period	$17.43		$17.17		$16.82	$18.33	$16.57	$18.11

Net investment income (loss)(a)	(0.00	)(b)	(0.02)		0.09	0.07	0.04	0.06
Net realized and unrealized gain (loss)	3.36		1.53		1.30	(0.76)	1.91	(0.04)

Net increase (decrease) from investment operations	3.36		1.51		1.39	(0.69)	1.95	0.02

Distributions(c)
From net investment income	(0.00	)(b)	(0.02)		(0.06)	(0.12)	(0.04)	(0.06)
From net realized gain	(0.68)		(1.23)		(0.98)	(0.70)	(0.15)	(1.50)

Total distributions	(0.68)		(1.25)		(1.04)	(0.82)	(0.19)	(1.56)

Net asset value, end of period	$20.11		$17.43		$17.17	$16.82	$18.33	$16.57

Total Return(d)
Based on net asset value	19.50	%(e)	9.06	%(f)	8.88%	(3.95)%	11.92%	0.36%

Ratios to Average Net Assets(g)
Total expenses	1.90	%(h)	1.89%		1.88%	1.88%	1.92%	1.89%

Total expenses after fees waived and/or reimbursed	1.84	%(h)	1.85%		1.83%	1.81%	1.84%	1.82%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.83	%(h)	1.84%		1.82%	1.81%	1.82%	1.82%

Net investment income (loss)	(0.01	)%(h)	(0.13)%		0.56%	0.38%	0.27%	0.37%

Supplemental Data
Net assets, end of period (000)	$1,213,559		$1,547,011		$3,143,501	$5,402,163	$7,545,249	$11,029,706

Portfolio turnover rate	58%		193%		156%	154%	110%	131%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 11/01/20 to 04/30/21	Year Ended October 31,
		2020	2019	2018	2017	2016
Investments in underlying funds	0.02%	0.02%	—%	0.01%	0.01%	0.01%

(h)	Annualized.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	65

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)
	Class K
	Period from 11/01/20 to 04/30/21		Year Ended October 31,					Period from 06/08/16(a) to 10/31/16
			2020		2019	2018	2017
Net asset value, beginning of period	$19.93		$19.36		$18.80	$20.39	$18.44	$18.23

Net investment income(b)	0.12		0.19		0.31	0.30	0.27	0.08
Net realized and unrealized gain (loss)	3.83		1.73		1.46	(0.85)	2.12	0.13

Net increase (decrease) from investment operations	3.95		1.92		1.77	(0.55)	2.39	0.21

Distributions(c)
From net investment income	(0.16)		(0.12)		(0.23)	(0.34)	(0.29)	—
From net realized gain	(0.88)		(1.23)		(0.98)	(0.70)	(0.15)	—

Total distributions	(1.04)		(1.35)		(1.21)	(1.04)	(0.44)	—

Net asset value, end of period	$22.84		$19.93		$19.36	$18.80	$20.39	$18.44

Total Return(d)
Based on net asset value	20.16	%(e)	10.28	%(f)	10.10%	(2.91)%	13.20%	1.15	%(e)

Ratios to Average Net Assets(g)
Total expenses	0.78	%(h)	0.78%		0.78%	0.80%	0.82%	0.79	%(h)

Total expenses after fees waived and/or reimbursed	0.72	%(h)	0.74%		0.73%	0.73%	0.74%	0.71	%(h)

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.71	%(h)	0.73%		0.72%	0.72%	0.72%	0.71	%(h)

Net investment income	1.13	%(h)	0.98%		1.67%	1.53%	1.39%	1.06	%(h)

Supplemental Data
Net assets, end of period (000)	$1,849,652		$1,329,363		$1,146,295	$1,326,617	$1,341,925	$604,611

Portfolio turnover rate	58%		193%		156%	154%	110%	131	%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 11/01/20 to 04/30/21	Year Ended October 31,				Period from 06/08/16(a) to 10/31/16
		2020	2019	2018	2017
Investments in underlying funds	0.02%	0.02%	—%	0.01%	0.01%	0.01%

(h)	Annualized.
(i)	Portfolio turnover rate is representative of the Fund for the entire year.

See notes to consolidated financial statements.

66	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)
	Class R
	Period from 11/01/20 to 04/30/21		Year Ended October 31,
			2020		2019	2018	2017	2016
Net asset value, beginning of period	$18.64		$18.24		$17.77	$19.32	$17.46	$18.96

Net investment income(a)	0.04		0.06		0.17	0.15	0.13	0.14
Net realized and unrealized gain (loss)	3.58		1.63		1.38	(0.80)	2.01	(0.04)

Net increase (decrease) from investment operations	3.62		1.69		1.55	(0.65)	2.14	0.10

Distributions(b)
From net investment income	(0.01)		(0.06)		(0.10)	(0.20)	(0.13)	(0.10)
From net realized gain	(0.88)		(1.23)		(0.98)	(0.70)	(0.15)	(1.50)

Total distributions	(0.89)		(1.29)		(1.08)	(0.90)	(0.28)	(1.60)

Net asset value, end of period	$21.37		$18.64		$18.24	$17.77	$19.32	$17.46

Total Return(c)
Based on net asset value	19.74	%(d)	9.54	%(e)	9.35%	(3.56)%	12.42%	0.79%

Ratios to Average Net Assets(f)
Total expenses	1.47	%(g)	1.47%		1.46%	1.47%	1.50%	1.47%

Total expenses after fees waived and/or reimbursed	1.41	%(g)	1.42%		1.41%	1.40%	1.42%	1.39%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.40	%(g)	1.41%		1.40%	1.39%	1.40%	1.39%

Net investment income	0.43	%(g)	0.31%		0.98%	0.81%	0.68%	0.79%

Supplemental Data
Net assets, end of period (000)	$443,409		$405,400		$603,073	$785,653	$1,060,273	$1,131,647

Portfolio turnover rate	58%		193%		156%	154%	110%	131%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 11/01/20 to 04/30/21	Year Ended October 31,
		2020	2019	2018	2017	2016
Investments in underlying funds	0.02%	0.02%	—%	0.01%	0.01%	0.01%

(g)	Annualized.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	67

Notes to Consolidated Financial Statements

1.	ORGANIZATION

BlackRock Global Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Maryland corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Class R Shares are sold only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

On April 7, 2021, the Board of Directors of the Fund approved a change in the fiscal year end of the Fund, effective as of April 30, 2021, from October 31 to April 30.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of BlackRock Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $169,264,779, which is 0.6% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Consolidated Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are

68	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2021, if any, are disclosed in the Consolidated Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Consolidated Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	69

Notes to Consolidated Financial Statements  (continued)

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used, as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

70	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the Consolidated Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

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Notes to Consolidated Financial Statements  (continued)

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Consolidated Statement of Assets and Liabilities and Consolidated Statements of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
BlackRock Global Allocation Fund, Inc.	Opendoor GP II LLC	$ 15,910,000	$ 15,910,000	$ 15,910,000	$ —

Forward Commitments, When-Issued and Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate the Fund to make future cash payments. As of April 30, 2021, the Fund had outstanding commitments of $172,624,375. These commitments are not included in the net assets of the Fund as of April 30, 2021.

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Notes to Consolidated Financial Statements  (continued)

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Consolidated Schedule of Investments. A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Consolidated Statements of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Consolidated Statements of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Consolidated Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value – affiliated and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk), foreign currencies (foreign currency exchange rate risk) or bitcoin (commodity risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. The Fund may invest in cash-settled bitcoin futures that are traded on commodity exchanges registered with the CFTC. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily

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Notes to Consolidated Financial Statements  (continued)

fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Consolidated Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Consolidated Statement of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Fund may purchase and write call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Consolidated Statement of Assets and Liabilities.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options – The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

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Notes to Consolidated Financial Statements  (continued)

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Consolidated Statements of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

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Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange

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Notes to Consolidated Financial Statements  (continued)

rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.75% of the average daily value of the Fund’s net assets.

The Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Consolidated Statements of Operations. The reimbursements were as follows:

	Amounts Reimbursed
Fund Name	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20
BlackRock Global Allocation Fund, Inc.	$138,925	$252,067

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees.

The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

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Notes to Consolidated Financial Statements  (continued)

The following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Service and distribution — class specific
Fund Name/Share Class	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20
BlackRock Global Allocation Fund, Inc.
Investor A	$16,228,650	$26,163,358
Investor C	6,642,789	24,019,828
Class R	1,091,026	2,403,524

	$23,962,465	$52,586,710

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. The Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Consolidated Statements of Operations:

	Amounts paid to affiliates
Fund Name/Share Class	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20
BlackRock Global Allocation Fund, Inc.
Institutional	$10,867	$56,923
Investor A	357	96

	$11,224	$57,019

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. The Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statements of Operations:

	Amounts Reimbursed
Fund Name/Share Class	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20
BlackRock Global Allocation Fund, Inc.
Institutional	$12,432	$19,830
Investor A	104,244	199,240
Investor C	47,326	93,985
Class K	1,180	5,775
Class R	1,736	3,056

	$166,918	$321,886

The following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Transfer agent fees — class specific
Fund Name/Share Class	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20
BlackRock Global Allocation Fund, Inc.
Institutional	$3,891,142	$6,491,811
Investor A	5,974,083	10,654,941
Investor C	803,159	2,817,602
Class K	19,975	81,539
Class R	421,214	907,714

	$11,109,573	$20,953,607

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Notes to Consolidated Financial Statements  (continued)

Other Fees: Affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares are as follows:

	Amounts Earned
Fund Name/Share Class	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20
BlackRock Global Allocation Fund, Inc.
Investor A	$124,906	$128,219

Affiliates received CDSCs as follows:

	CDSC
Fund Name/Share Class	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20
BlackRock Global Allocation Fund, Inc.
Investor A	$28,435	$74,341
Investor C	27,861	57,697

	$56,296	$132,038

Expense Waivers and Reimbursements: The Manager contractually agreed to waive a portion of its investment advisory fees payable by the Fund through February 28, 2022, so that the Manager receives such fees as a percentage of average daily net assets of the Fund as follows:

Average Daily Net Assets	Investment Advisory Fees
First $10 billion	0.75%
$10 billion — $15 billion	0.69
$15 billion — $20 billion	0.68
$20 billion — $25 billion	0.67
$25 billion — $30 billion	0.65
$30 billion — $40 billion	0.63
$40 billion — $60 billion	0.62
$60 billion — $80 billion	0.61
Greater than $80 billion.	0.60

This contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund as defined in the 1940 Act (the “Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statements of Operations. The amounts waived pursuant to this agreement were as follows:

	Amounts Waived
Fund Name	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20
BlackRock Global Allocation Fund, Inc.	$5,546,027	$8,515,091

The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through February 28, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. Prior to February 28, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statements of Operations. The amounts waived were as follows:

	Amounts Waived
Fund Name	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20
BlackRock Global Allocation Fund, Inc.	$26,282	$31,383

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through February 28, 2022. The contractual agreement may be terminated upon 90 days’

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notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. The amounts waived in investment advisory fees pursuant to these arrangements were as follows:

	Amounts Waived
Fund Name	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20
BlackRock Global Allocation Fund, Inc.	$1,967,279	$1,730,286

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”), managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated – net in the Consolidated Statements of Operations. The Fund paid BIM for securities lending agent services as follows:

	Amounts
Fund Name	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20
BlackRock Global Allocation Fund, Inc.	$418,877	$452,570

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended April 30, 2021, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Consolidated Statements of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the period ended April 30, 2021, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)
BlackRock Global Allocation Fund, Inc.	$ 2,819,910	$ 30,369	$ 118

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Notes to Consolidated Financial Statements  (continued)

7.	PURCHASES AND SALES

For the period ended April 30, 2021, purchases and sales of investments, including paydowns/payups and excluding short-term investments, were as follows:

	U.S. Government Securities		Other Securities
Fund Name	Purchases	Sales	Purchases	Sales
BlackRock Global Allocation Fund, Inc.	$ 277,598,679	$ 1,467,175,036	$ 14,232,193,903	$ 12,827,864,583

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to income recognized from wholly owned subsidiary and certain deemed distributions were reclassified to the following accounts:

Fund Name	Paid-in Capital	Accumulated Earnings (Loss)
BlackRock Global Allocation Fund, Inc.	$ 54,204,151	$ (54,204,151)

The tax character of distributions paid was as follows:

Fund Name	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20	Year Ended 10/31/19
BlackRock Global Allocation Fund, Inc.
Ordinary income(a)	$ 828,015,381	$ 701,602,430	$ 301,805,775
Long-term capital gains(a)	324,273,863	1,005,848,390	1,673,336,233

	$ 1,152,289,244	$ 1,707,450,820	$ 1,975,142,008

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of period end, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)(a)	Total
BlackRock Global Allocation Fund, Inc.	$1,154,181,276	$267,724,703	$6,193,953,603	$7,615,859,582

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, amortization methods for premiums and discounts on fixed income securities, the accounting for swap agreements and the classification of investment.

As of April 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BlackRock Global Allocation Fund, Inc.	$21,486,653,801	$ 7,366,225,471	$ (712,326,547)	$6,653,898,924

9.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher

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Notes to Consolidated Financial Statements  (continued)

of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed.

These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the period ended April 30, 2021, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

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Notes to Consolidated Financial Statements  (continued)

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Consolidated Schedule of Investments.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Consolidated Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Period from 11/01/20 to 04/30/21		Year Ended 10/31/20		Year Ended 10/31/19
Fund Name / Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts
BlackRock Global Allocation Fund, Inc.
Institutional
Shares sold	52,184,951	$1,147,477,917	60,012,764	$1,165,102,853	65,547,601	$1,211,921,527
Shares issued in reinvestment of distributions	17,333,353	372,320,424	26,172,269	505,101,847	38,223,294	679,170,797
Shares redeemed	(39,492,853)	(868,663,017)	(134,369,913)	(2,548,330,718)	(348,120,063)	(6,489,291,802)

	30,025,451	$651,135,324	(48,184,880)	$(878,126,018)	(244,349,168)	$(4,598,199,478)

Investor A
Shares sold and automatic conversion of shares	63,193,306	$1,383,070,747	106,473,620	$2,061,125,684	114,513,713	$2,131,384,710
Shares issued in reinvestment of distributions	24,962,356	532,197,425	34,097,475	653,789,198	34,806,478	615,764,480
Shares redeemed	(44,931,575)	(981,580,809)	(125,629,074)	(2,384,215,581)	(162,648,789)	(3,008,794,310)

	43,224,087	$933,687,363	14,942,021	$330,699,301	(13,328,598)	$(261,645,120)

Investor C
Shares sold	4,665,375	$90,681,638	5,032,820	$85,563,106	7,512,871	$123,175,408
Shares issued in reinvestment of distributions	2,323,190	44,094,135	10,648,558	181,375,674	16,253,238	256,393,304
Shares redeemed and automatic conversion of shares	(35,378,800)	(686,739,602)	(109,980,242)	(1,877,176,344)	(161,893,916)	(2,696,127,334)

	(28,390,235)	$(551,963,829)	(94,298,864)	$(1,610,237,564)	(138,127,807)	$(2,316,558,622)

Class K
Shares sold	18,219,996	$402,547,780	22,010,657	$426,992,355	15,405,222	$288,087,479
Shares issued in reinvestment of distributions	3,345,444	71,826,686	4,276,611	82,541,947	4,551,509	80,871,066
Shares redeemed	(7,276,430)	(160,853,349)	(18,785,979)	(368,238,193)	(31,310,151)	(589,431,669)

	14,289,010	$313,521,117	7,501,289	$141,296,109	(11,353,420)	$(220,473,124)

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Notes to Consolidated Financial Statements  (continued)

	Period from 11/01/20 to 04/30/21		Year Ended 10/31/20		Year Ended 10/31/19
Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts	Shares	Amounts
BlackRock Global Allocation Fund, Inc. (continued)
Class R
Shares sold	1,261,227	$26,068,999	2,333,994	$42,200,269	4,070,448	$71,438,095
Shares issued in reinvestment of distributions	942,598	18,983,922	1,949,910	35,361,742	2,644,412	44,332,192
Shares redeemed	(3,202,736)	(65,689,243)	(15,591,980)	(277,730,473)	(17,862,274)	(314,348,728)

	(998,911)	$(20,636,322)	(11,308,076)	$(200,168,462)	(11,147,414)	$(198,578,441)

	58,149,402	$1,325,743,653	(131,348,510)	$(2,216,536,634)	(418,306,407)	$(7,595,454,785)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	83

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Global Allocation Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Global Allocation Fund, Inc. (the “Fund”), including the consolidated schedule of investments, as of April 30, 2021, the related consolidated statements of operations for the period from November 1, 2020 through April 30, 2021 and for the year ended October 31, 2020, the consolidated statements of changes in net assets for the period from November 1, 2020 through April 30, 2021 and for each of the two years in the period ended October 31, 2020, the consolidated financial highlights for the period from November 1, 2020 through April 30, 2021 and for each of the five years in the period ended October 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, and the results of its operations for the period from November 1, 2020 through April 30, 2021 and for the year ended October 31, 2020, the changes in its net assets for the period from November 1, 2020 through April 30, 2021 and for each of the two years in the period ended October 31, 2020, and the financial highlights for the period from November 1, 2020 through April 30, 2021 and for each of the five years in the period ended October 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 22, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal period ended April 30, 2021 that qualified for the dividends-received deduction were as follows:

Fund Name	Dividends-Received Deduction
BlackRock Global Allocation Fund, Inc.	5.50%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal period ended April 30, 2021:

Fund Name	Qualified Dividend Income
BlackRock Global Allocation Fund, Inc.	$123,488,167

For the fiscal period ended April 30, 2021, the Fund hereby designates the following maximum amounts allowable as interest income eligible to be treated as a section 163(j) interest dividend:

Fund Name	Interest Dividend
BlackRock Global Allocation Fund, Inc.	$39,286,395

The Fund hereby designates the following amount of distributions from direct federal obligation interest for the fiscal period ended April 30, 2021:

Fund Name	Federal Obligation Interest
BlackRock Global Allocation Fund, Inc.	$2,589,555

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

For the fiscal period ended April 30, 2021, the Fund hereby designates the following maximum amounts allowable as interest-related and qualified short-term gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Fund Name	Interest-Related Dividends	Qualified Short-Term Gains
BlackRock Global Allocation Fund, Inc.	$18,793,546	$675,343,209

I M P O R T A N T T A X I N F O R M A T I O N	85

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Global Allocation Fund, Inc. (the “Fund”) has adopted and implemented a liquidity risk management program (the “Program”), which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Directors (the “Board”) of the Fund met on November 10-11, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain funds, as the program administrator for the Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus outbreak on the Fund and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board and Director (Since 2019)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	30 RICs consisting of 152 Portfolios	None

Bruce R. Bond 1946	Director (Since 2007)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	30 RICs consisting of 152 Portfolios	None

Susan J. Carter 1956	Director (Since 2019)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020.	30 RICs consisting of 152 Portfolios	None

Collette Chilton 1958	Director (Since 2019)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	30 RICs consisting of 152 Portfolios	None

Neil A. Cotty 1954	Director (Since 2019)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	30 RICs consisting of 152 Portfolios	None

Lena G. Goldberg 1949	Director (Since 2016)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	30 RICs consisting of 152 Portfolios	None

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	87

Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	30 RICs consisting of 152 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems) from 2015 to 2020; Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging)

Cynthia A. Montgomery 1952	Director (Since 2019)	Professor, Harvard Business School since 1989.	30 RICs consisting of 152 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Director (Since 2015)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	30 RICs consisting of 152 Portfolios	None

Joseph P. Platt 1947	Director (Since 2019)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	30 RICs consisting of 152 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Director (Since 2019)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007; Member Advisory Board, ESG Competent Boards since 2020.	30 RICs consisting of 152 Portfolios	None

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Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Claire A. Walton 1957	Director (Since 2019)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	30 RICs consisting of 152 Portfolios	None

Interested Directors(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Director (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	103 RICs consisting of 250 Portfolios	None

John M. Perlowski(e) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 252 Portfolios	None
(a)	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	89

Director and Officer Information  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares (@) Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares (@) exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

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Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	91

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Accounting Agent	Independent Registered Public Accounting Firm
State Street Bank and Trust Company	Deloitte & Touche LLP
Boston, MA 02111	Boston, MA 02116

Custodian	Legal Counsel
Brown Brothers Harriman & Co.	Sidley Austin LLP
Boston, MA 02109	New York, NY 10019

Transfer Agent	Address of the Fund
BNY Mellon Investment Servicing (US) Inc.	100 Bellevue Parkway
Wilmington, DE 19809	Wilmington, DE 19809

92	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CNH	Chinese Yuan

CNY	Chinese Yuan

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

HUF	Hungarian Forint

INR	Indian Rupee

JPY	Japanese Yen

MXN	Mexican Peso

NOK	Norwegian Krone

PLN	Polish Zloty

RUB	New Russian Ruble

SEK	Swedish Krona

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation

ADR	American Depositary Receipt

CD	Certificate of Deposit

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

CR	Custodian Receipt

DAC	Designated Activity Company

DIP	Debtor-In-Possession

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FTSE	Financial Times Stock Exchange

JSC	Joint Stock Company

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

MTN	Medium-Term Note

MXIBOR	Mexico Interbank Offered Rate

PCL	Public Company Limited

PIK	Payment-in-Kind

RB	Revenue Bond

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

SOFR	Secured Overnight Financing Rate

SPDR	Standard & Poor’s Depository Receipt

TAN	Tax Anticipation Notes

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	93

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GA-04/21-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End
BlackRock Global Allocation Fund, Inc.	$79,184	$97,002	$0	$0	$20,000	$26,300	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End[3]	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$2,032,000	$1,984,000
[1]

The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

[2]

The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

[3]	The registrant changed its fiscal year end from October 31 to April 30 effective April 30, 2021 whereby this fiscal year consists of the six months ended April 30, 2020.
[4]

Non-audit fees of $2,032,000 and $1,984,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,”

“Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End[1]	Previous Fiscal Year End
BlackRock Global Allocation Fund, Inc.	$20,000	$26,300

[1]	The registrant changed its fiscal year end from October 31 to April 30 effective April 30, 2021 whereby this fiscal year consists of the six months ended April 30, 2020.

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End[1]	Previous Fiscal Year End
$2,032,000	$1,984,000

[1]	The registrant changed its fiscal year end from October 31 to April 30 effective April 30, 2021 whereby this fiscal year consists of the six months ended April 30, 2020.

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Allocation Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: July 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: July 6, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Global Allocation Fund, Inc.

Date: July 6, 2021